UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                    --------

                                   FORM N-CSR
                                    --------

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

                   INVESTMENT COMPANY ACT FILE NUMBER 811-5601

                      SEI INSTITUTIONAL INTERNATIONAL TRUST
               (Exact name of registrant as specified in charter)
                                    --------


                               c/o CT Corporation
                               101 Federal Street
                                Boston, MA 02110
               (Address of principal executive offices) (Zip code)

                                 SEI Investments
                            One Freedom Valley Drive
                                 Oaks, PA 19456
                     (Name and address of agent for service)

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: 1-800-342-5734

                   DATE OF FISCAL YEAR END: SEPTEMBER 30, 2006

                  DATE OF REPORTING PERIOD: SEPTEMBER 30, 2006

ITEM 1.    REPORTS TO STOCKHOLDERS.


SEI New ways.
    New answers.(R)


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SEI Institutional International Trust

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Annual Report as of September 30, 2006

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International Equity Fund

Emerging Markets Equity Fund

International Fixed Income Fund

Emerging Markets Debt Fund

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

TABLE OF CONTENTS

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Management's Discussion and Analysis of Fund Performance                       1
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Schedules of Investments                                                       7
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Statements of Assets and Liabilities                                          47
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Statements of Operations                                                      48
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Statements of Changes in Net Assets                                           49
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Financial Highlights                                                          51
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Notes to Financial Statements                                                 52
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Report of Independent Registered Public Accounting Firm                       61
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Trustees and Officers of the Trust                                            62
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Disclosure of Fund Expenses                                                   66
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Board of Trustees Considerations in
  Approving the Funds' Investment Advisory
  and Sub-Advisory Agreements                                                 67
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Notice to Shareholders                                                        70
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The Trust files its complete schedule of portfolio  holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q within sixty days after the end of the period. The Trust's Form N-Q is available on the Commission's website at http://www.sec.gov, and may be reviewed and copied at the Commission's Public Reference Room in Washington, DC.
Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to portfolio securities, as well as information relating to how a Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, is available (i) without charge, upon request, by calling 1-800-DIAL-SEI; and (ii) on the Commission's website at http://www.sec.gov.

MANAGEMENT'S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE
SEI INSTITUTIONAL INTERNATIONAL TRUST -- SEPTEMBER 30, 2006

International Equity Fund

Objective

The International Equity Fund (the "Fund") seeks to provide long-term capital appreciation by investing in equity securities of foreign issuers.

Strategy

The Fund invests primarily in common stocks and other equity securities of issuers of all capitalization ranges that are located in at least 3 countries other than the U.S. The Fund invests primarily in companies located in developed countries, but may also invest in companies located in emerging markets. The Fund uses a multi- manager approach, relying upon a number of sub-advisors with differing investment philosophies to manage portions of the Fund's portfolio under the general supervision of SEI Investments Management Corporation ("SIMC").

Analysis

International equities realized very strong gains during the year ended September 30, 2006. Overall, the non-U.S. developed equity markets, as measured by the Morgan Stanley MSCI EAFE Index, gained 19.16% in U.S. dollar terms during the period. Utilities (32.1%) and Financials (26.7%) led the sectors largely due to Mergers & Acquisition activity in Europe. On the negative side, Telecommunications (-2.4%) and Energy (-0.5%) did not perform well. While Energy was the strongest performer last year, rising global inventories, concerns over slowing economic growth and a milder than anticipated hurricane season have caused oil prices to fall, hurting the sector. Japan, after a strong performance toward the end of last year, has struggled from January 2006 to September 2006.

The International Equity Fund, Class A trailed the Morgan Stanley MSCI EAFE index during the period, advancing 18.50%. The Fund benefited from strong stock selection in Materials, Telecommunications and Financials; however, an overweight to Telecommunications and an underweight to Financials eroded some of the gains. On a country basis, an underweight to UK and an overweight to Netherlands helped performance. Poor stock selection in Japan and Switzerland were detractors to performance. The Fund's small exposure to emerging markets was net positive for the period.

Two new managers were added to the Fund and one manager was removed. Record Currency Management Limited was added in September 2006, and Smith Breeden Associates, Inc. was added in January 2006. Fisher Investments was terminated in December 2005.

International Equity Fund

AVERAGE ANNUAL TOTAL RETURN 1
--------------------------------------------------------------------------------
                         Annualized    Annualized    Annualized      Annualized
             One Year        3 Year        5 Year       10 Year    Inception to
               Return        Return        Return        Return            Date
--------------------------------------------------------------------------------
Class A        18.50%        21.81%        12.60%         6.13%           5.54%
--------------------------------------------------------------------------------
Class I        18.20%        21.49%        12.37%         6.02%           5.48%
--------------------------------------------------------------------------------

Comparison of Change in the Value of a $100,000 Investment in the International Equity Fund, Class A and Class I, versus the Morgan Stanley MSCI EAFE Index

 [THE FOLLOWING TABLE WAS REPRESENTED AS A LINE GRAPH IN THE PRINTED MATERIAL.]

              SEI                 SEI
          International       International     Morgan Stanley
         Equity, Class A     Equity, Class I   MSCI EAFE Index
9/30/96     $100,000           $100,000           $100,000
9/30/97      110,560            110,560            112,190
9/30/98      100,886            100,886            102,833
9/30/99      139,081            139,081            134,660
9/30/00      144,853            144,853            138,942
9/30/01      100,166            100,166             99,302
9/30/02       84,350             84,350             83,881
9/30/03      100,300            100,081            105,698
9/30/04      121,103            120,638            129,036
9/30/05      152,989            151,835            162,314
9/30/06      181,292            179,469            193,414

1 For the period ended September 30, 2006. Past performance is no indication of future performance. Class I Shares were offered beginning on January 4, 2002. Class A Shares were offered beginning December 20, 1989. Class I Shares performance for the period prior to January 4, 2002 is performance derived from the performance of the Class A Shares. The performance of Class I Shares may be lower than the performance of Class A Shares because of different distribution fees paid by Class I shareholders. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns for certain periods reflect fee waivers and/or reimbursements in effect for that period; absent fee waivers and reimbursements, performance would have been lower.


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SEI Institutional International Trust / Annual Report / September 30, 2006     1

MANAGEMENT'S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE
SEI INSTITUTIONAL INTERNATIONAL TRUST -- SEPTEMBER 30, 2006

Emerging Markets Equity Fund

Objective

The Emerging Markets Equity Fund (the "Fund") seeks to provide long-term capital appreciation by investing primarily in common stocks and other equity securities of foreign companies located in emerging market countries.

Strategy

The Fund normally maintains investments in at least 6 emerging market countries and does not invest more than 35% of its total assets in any one emerging market country. The Fund uses a multi-manager approach, relying upon a number of sub-advisors with differing investment philosophies to manage portions of the Fund's portfolio under the general supervision of SEI Investments Management Corporation ("SIMC").

Analysis

For the period, emerging markets posted good returns in spite of a global sell-off in May and early June of 2006. The asset class returned 20.82% for the year ended September 30, 2006 as measured by the Morgan Stanley MSCI Emerging Markets Index. From September 30, 2005 to the beginning of May 2006, the markets returned 28.6%. In the month of May alone, the markets were down -10.5%. Since earnings of emerging markets corporations are highly sensitive to global economic activity and commodity prices, fears of rising global interest rates and reduction of global liquidity coupled with fears of rising commodity prices triggered a panic selling which lasted for 5 weeks. Over the year ended September 30, 2006, all sectors posted positive numbers with no particular sector being the driving force. Industrials (26.4%) and Financials (24.3%) were the strongest performers while Consumer Discretionary (12.1%) and Health Care (6.7%) lagged behind, although the Health Care sector is quite small within the MSCI Emerging Markets Index. On a country basis, the BRIC nations (Brazil, Russia, India, and China) which constitutes about a third of the Index, returned 29.8% over the period. Morocco (67.3%) and Indonesia (63.4%) posted the largest returns while Hong Kong (-1.7%), Turkey (-4.0%) and Hungary (-13.3%) were the only countries in the Index to post negative returns during the time period. South Africa was up 25.1% for the quarter in local currency but was only up 2.4% in U.S. dollar terms for the period. Most of the gains were lost to the falling South African Rand.

The Fund underperformed the broader market during the period, returning 16.46% versus 20.82% in U.S. dollar terms. Underperformance was driven due to poor stock selection in Telecommunication Services, Materials, Industrials and Financials. Good stock selection in Energy and an overweight position to the sector helped the Fund slightly. The Fund also benefited from good stock selection in Information Technology, driven mostly by Emerging Markets Management. Although the Fund's country allocation was a positive contributor, poor stock selection in India, Indonesia, Korea and Mexico were the main contributors to underperformance for the period. An overweight and good stock picking in Taiwan (mostly in the Information Technology sector) was the biggest positive contributor in the Fund, but it was not enough to end the year positive.

One new manager, Ashmore Investment Management Limited was brought into the Fund while Citigroup Asset Management was removed from the manager line up at the start of the period.

Emerging Markets Equity Fund

AVERAGE ANNUAL TOTAL RETURN 1
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                         Annualized    Annualized    Annualized      Annualized
             One Year        3 Year        5 Year       10 Year    Inception to
               Return        Return        Return        Return            Date
--------------------------------------------------------------------------------
Class A        16.46%        27.71%        25.34%         5.07%           5.66%
--------------------------------------------------------------------------------

Comparison of Change in the Value of a $100,000 Investment in the Emerging Markets Equity Fund, versus the Morgan Stanley MSCI Emerging Markets Index

 [THE FOLLOWING TABLE WAS REPRESENTED AS A LINE GRAPH IN THE PRINTED MATERIAL.]

                                         Morgan Stanley
         SEI Emerging Markets        MSCI Emerging Markets
              Equity Fund              Free Index (Gross)
9/30/96        $100,000                   $100,000
9/30/97         110,450                    106,560
9/30/98          53,646                     55,614
9/30/99          79,519                     87,047
9/30/00          80,083                     87,403
9/30/01          52,983                     58,420
9/30/02          57,105                     63,182
9/30/03          78,708                     92,226
9/30/04          97,291                    116,694
9/30/05         140,761                    171,750
9/30/06         163,930                    207,509

1 For the period ended September 30, 2006. Past performance is no indication of future performance. Class A Shares were offered beginning January 17, 1995. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns for certain periods reflect fee waivers and/or reimbursements in effect for that period; absent fee waivers and reimbursements, performance would have been lower.


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2     SEI Institutional International Trust / Annual Report / September 30, 2006

International Fixed Income Fund

Objective

The International Fixed Income Fund (the "Fund") seeks to provide capital appreciation and current income through investments in investment grade fixed income securities of foreign government and corporate issuers.

Strategy

The Fund seeks to provide U.S.-based investors with a vehicle to diversify and enhance the returns of the domestic fixed income portion of their Funds. Although there are no restrictions of the Fund's overall duration, under normal conditions it is expected to range between four and six years. The Fund is managed against a broad aggregate index inclusive of sovereign, mortgage and corporate securities. The Fund is diversified through its issuers, market capitalization, and industry and country positioning.

Country and currency allocations are made separately. As a result, the Fund's currency exposure may differ from its underlying bond holdings. Under normal circumstances, the Fund intends to be diversified across six to twelve countries, across the three major trading blocs: North America, Europe and the Pacific Basin. Depending upon the relative fundamental and technical views, each trading bloc is over or underweighted relative to the Fund's benchmark index. Currency exposure is actively managed to maximize return and control risk through the use of forward currency contracts and cross-currency hedging techniques.

Analysis

The International fixed income market, as measured by the Lehman Global Aggregate ex-U.S. Index, returned 2.92% over the year ended September 30, 2006. International bond markets had a difficult year through 2006 as the central banks worldwide maintained their tightening bias. In continental Europe, the European Central Bank continued to view the increases in money supply negatively and consequently they have continued to increase short rates despite some signs that the European economy may slow down. Global yield curves flattened significantly over the year with the Euro curve, Sterling and U.S. curves ending the month of October with less than .15% separating 2-year yields and 10-year yields. In Japan, the Zero Interest Rate Policy came to an end and the Bank of Japan modestly increased short term interest rates by .25%.

In terms of sectors, the inflation linked market performed quite well as investors began to factor in price inflation in response to the hikes in energy prices. Credit markets had a mixed year. The expectation of increased mergers and acquisition activity led to some increased volatility in the corporate bond markets; however, spreads continue to languish at extremely tight levels.

Foreign exchange value added continued to be a source of negative alpha in the fund as the manager responsible for this component held true to their process and continued to look for medium term (3-6 weeks) themes. The stability in credit spreads helped the fund as we maintained tactical exposures to high yielding bank loans.

The Fund underperformed its index with a return of (1.64)%. Fischer Francis Tree and Watts, Inc. made a negative contribution to the Fund over the year in part due to an overweight position in Mexico and some sector calls made in the second quarter. Alliance Capital Management LLC made a positive contribution to the funds alpha in part because of the value they created from the security selection calls and a tactical overweight in Japan.


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SEI Institutional International Trust / Annual Report / September 30, 2006     3

MANAGEMENT'S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE
SEI INSTITUTIONAL INTERNATIONAL TRUST -- SEPTEMBER 30, 2006

International Fixed Income Fund

AVERAGE ANNUAL TOTAL RETURN 1
--------------------------------------------------------------------------------
                         Annualized    Annualized    Annualized      Annualized
             One Year        3 Year        5 Year       10 Year    Inception to
               Return        Return        Return        Return            Date
--------------------------------------------------------------------------------
Class A        (1.64)%        2.86%         6.73%         3.78%           5.04%
--------------------------------------------------------------------------------

Comparison of Change in the Value of a $100,000 Investment in the SEI International Fixed Income Fund, versus the Lehman Global Aggregate ex-U.S. Index

 [THE FOLLOWING TABLE WAS REPRESENTED AS A LINE GRAPH IN THE PRINTED MATERIAL.]

         SEI International           Lehman Global
         Fixed Income Fund      Aggregate Index, Ex-U.S.
9/30/96      $100,000                 $100,000
9/30/97       101,160                   99,660
9/30/98       113,775                  112,955
9/30/99       112,227                  110,007
9/30/00       101,476                   99,347
9/30/01       104,683                  103,351
9/30/02       113,790                  113,975
9/30/03       133,191                  135,277
9/30/04       143,087                  146,924
9/30/05       147,394                  152,140
9/30/06       144,977                  156,583

1 For the period ended September 30, 2006. Past performance is no indication of future performance. Class A Shares were offered beginning September 1, 1993. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns for certain periods reflect fee waivers and/or reimbursements in effect for that period; absent fee waivers and reimbursements, performance would have been lower.


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4     SEI Institutional International Trust / Annual Report / September 30, 2006

Emerging Markets Debt Fund

Objective

The Emerging Markets Debt Fund (the "Fund") seeks to maximize total return from a portfolio consisting of primarily U.S., dollar-denominated debt securities of government, government-related and corporate issuers in emerging market countries.

Strategy

The Fund seeks to provide U.S.-based investors with a vehicle to diversify and enhance the returns of the domestic fixed income portion of their portfolios. Structuring and managing the Fund entails a multi-step process. First, an internal assessment of country risk is compared with the market's pricing of country risk to determine relative value opportunities. The output determines which countries are 1) "core" holdings which have the strongest economic/political/debt attributes, 2) "trading" countries which present more opportunistic value, and 3) countries "not currently suitable" for investment. Under normal circumstances, the Fund will be diversified across 25-30 countries.

The next step in the process determines relative value amongst sectors within a country, and security selection within the sectors. The final step incorporates a disciplined sell process through continual risk/reward analysis across, and within, emerging debt countries. U.S. interest-rate risk relative to the benchmark is controlled through the maintenance of a tightly constrained U.S. Treasury duration. Excess return is captured through active management of the sovereign spread component relative to the benchmark.

Analysis

Emerging Markets Debt ("EMD") as measured by the J.P. Morgan EMBI Global Index posted performance of 7.81% during the year ended September 30, 2006 as the market incurred an increased level of volatility, driven by concerns surrounding global interest rates. Broadly, the market continues to benefit from strong internal factors - improving economies and the passage of critical reforms - as well as strong external factors - high commodity prices. The continued improvement in EMD credit fundamentals was again rewarded by the rating agencies throughout the period as Uruguay, Venezuela, Brazil, Russia and Argentina all saw their ratings upgraded. Uruguay's credit rating was raised by the S&P 500 Index (S&P) to B from B- after the country posted a third year of growth and its currency appreciated, which makes it easier for the country to pay off its debt. Ecuador saw its credit rating outlook raised as the country continues to benefit from high oil prices. S&P raised Venezuela's credit rating to BB- from B+. S&P cited the sharp increase in international reserves and a drop in external debt, reflecting the country's large current account surplus, buoyant economic growth and the potential buyback of external debt. Additionally, S&P revised its rating outlook on Colombian government debt to positive from stable, citing the country's improving external debt profile and credit position. This view applied to both long-term foreign and local currency sovereign credit ratings. Moody's upgraded Russia's credit rating from Baa3 to Baa2. The agency cited continued growth in international reserves and positive effects of recent debt buybacks as justification for the upgrade. Finally, Brazil had its credit rating raised one level by S&P to BB. The increase is the second since September 2004. With the large number of credit rating improvements for EMD countries over the past year, the J.P. Morgan EMBI Global Index average credit rating is now BB+, its highest average rating on record. Further, there is now a strong probability that the Index will hold an average credit rating of BBB-, or investment grade, over the next year. During the period, EMD spreads over U.S. Treasuries tightened .17% to end at 2.18% with the market yield ending the period at 6.86%.

The biggest news during the period was the magnitude of debt buybacks announced. Venezuela, Brazil, Colombia, Mexico and Russia all announced plans to buyback upwards of $30 billion in external debt, paying for the repurchases with reserves or debt issued in their respective local markets. This round of debt buybacks, mainly in Brady bonds, should lower the amount of Brady debt in the market to less than $10 billion, from a peak of over $100 billion a decade ago. In addition to the buyback news, investors continue to focus on the 2006 presidential election cycle, which led to a spike in volatility late in the period. Presidential elections in Peru, Colombia and Mexico all resulted in the market friendly candidate winning. Investors are looking forward to the second round of the Brazilian and first round of the Ecuadorian presidential elections, which will both be finalized in the 4th Quarter of 2006.


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SEI Institutional International Trust / Annual Report / September 30, 2006     5

MANAGEMENT'S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE
SEI INSTITUTIONAL INTERNATIONAL TRUST -- SEPTEMBER 30, 2006

The Fund's overweight to Brazil was the largest contributor to Fund performance, a return of 8.68%. Brazil bonds gained 14.6% benefiting from the aforementioned credit ratings upgrades while shaking off political volatility. An underweight to Russia also added to performance. Despite the ratings upgrades, Russia bonds underperformed the market by 5% during the period. Finally, the Fund's overweight to Argentina added to performance as its bonds returned 22.5%. Argentina announced that it has paid back its entire $9.5 billion debt to the International Monetary Fund, effectively cutting free from the Washington-based lender after years of bitter clashes. Argentina called it the start of a new phase and says it now has more freedom to carry out economic policies that have not always met with the International Monetary Fund's approval.

The Fund's underweight to the Philippines detracted from performance as the country was one of the top performing countries in the Index, returning 16.9%. The Fund has been underweighting Philippines bonds all year due to the country's high debt/gross domestic product ratio. Finally, the Fund's lack of exposure to Cote d'Ivoire (Ivory Coast) detracted as bonds gained 33.3% during the period. Cote d'Ivoire bonds rallied sharply on increased expectations for the government and rebels will begin to hold open talks which could simmer tensions between the two that have divided the country for three years.

Emerging Markets Debt Fund

AVERAGE ANNUAL TOTAL RETURN 1
--------------------------------------------------------------------------------
                                          Annualized    Annualized   Annualized
                              One Year        3 Year        5 Year    Inception
                                Return        Return        Return      to Date
--------------------------------------------------------------------------------
Class A                          8.68%        13.91%        17.63%       11.64%
--------------------------------------------------------------------------------

Comparison of Change in the Value of a $100,000 Investment in the SEI Emerging Markets Debt Fund, versus the J.P. Morgan EMBI Global Index

 [THE FOLLOWING TABLE WAS REPRESENTED AS A LINE GRAPH IN THE PRINTED MATERIAL.]

         SEI Emerging        J.P. Morgan
       Markets Debt Fund     Global Index
6/26/97   $100,000            $100,000
9/30/97    106,198             106,607
9/30/98     69,984              80,755
9/30/99     91,785             100,507
9/30/00    117,549             125,534
9/30/01    123,062             129,701
9/30/02    125,707             130,324
9/30/03    187,493             175,976
9/30/04    213,685             196,302
9/30/05    255,012             223,784
9/30/06    277,147             241,261

1 For the period ended September 30, 2006. Past performance is no indication of future performance. Class A Shares were offered beginning June 26, 1997. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns for certain periods reflect fee waivers and/or reimbursements in effect for that period; absent fee waivers and reimbursements, performance would have been lower.


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6     SEI Institutional International Trust / Annual Report / September 30, 2006

SCHEDULE OF INVESTMENTS

International Equity Fund

September 30, 2006

--------------------------------------------------------------------------------

SECTOR WEIGHTINGS (UNAUDITED)+:

  [THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL.]

Financials                                           25.2%
Asset-Backed Securities                               7.4%
Industrials                                           7.3%
Consumer Discretionary                                7.1%
Short-Term Investments                                7.0%
Basic Materials                                       7.0%
U.S. Government Agency Mortgage-Backed Securities     6.2%
Consumer Staples                                      5.3%
Energy                                                4.8%
Healthcare                                            4.4%
Commercial Paper                                      3.9%
Telecommunication Services                            3.7%
Information Technology                                3.3%
Utilities                                             3.1%
Time Deposits                                         2.3%
U.S. Government Agency Obligations                    0.9%
U.S. Treasury Obligations                             0.8%
Equity-Linked Warrants                                0.3%

+ Percentages based on total investments. Includes Investments held as collateral for securities on loan (see Note 8). Narrow industries are utilized for compliance purposes, whereas broad sectors are utilized for reporting.

--------------------------------------------------------------------------------
                                                                   Market Value
Description                                              Shares   ($ Thousands)
--------------------------------------------------------------------------------

COMMON STOCK -- 84.1%

AUSTRALIA -- 2.1%
   Amcor                                                191,383   $       1,061
   APN News & Media                                     137,460             521
   Australia & New Zealand Banking Group                 73,567           1,475
   Babcock & Brown                                      141,139           2,121
   BHP Billiton                                         115,919           2,217
   BlueScope Steel                                      528,210           2,554
   Brambles Industries (B)                               55,521             528
   Caltex Australia                                      20,289             362
   Cochlear                                              32,694           1,293
   Computershare                                        199,700           1,149
   CSL                                                    4,260             172
   CSR                                                  212,163             472
   Foster's Group                                     1,631,201           7,839
   Futuris                                              784,900           1,189
   GPT Group                                             47,776             168
   Insurance Australia Group                            361,473           1,424
   Lend Lease                                            15,895             190
   Macquarie Airports                                 2,634,750           6,036
   Macquarie Bank                                        32,369           1,670
   Macquarie Infrastructure Group                       165,623             396
   Mayne Pharma                                         588,712           1,885
   Mirvac Group                                         245,452             868
   Newcrest Mining                                       72,800           1,222
   OneSteel                                             252,934             793
   Orica                                                162,157           2,719
   Pacific Brands                                        50,080              95
   PaperlinX                                            456,400           1,311
   Promina Group                                        217,343             962
   Qantas Airways                                     1,080,278           3,152
   QBE Insurance Group                                  691,945          12,651
   Rinker Group                                         236,769           2,456
   Rio Tinto                                             64,538           3,376

--------------------------------------------------------------------------------
                                                                   Market Value
Description                                              Shares   ($ Thousands)
--------------------------------------------------------------------------------

   Santos                                               144,008   $       1,203
   Telstra                                              334,286             926
   Toll Holdings                                        136,616           1,569
   Woolworths                                           332,858           5,032
   WorleyParsons                                         32,007             401
                                                                  --------------
                                                                         73,458
                                                                  --------------

AUSTRIA -- 0.5%
   Boehler-Uddeholm                                      30,014           1,687
   Erste Bank der Oesterreichischen
      Sparkassen                                         17,501           1,088
   OMV                                                   61,200           3,168
   Raiffeisen International Bank Holding                  7,018             747
   Telekom Austria                                      204,974           5,167
   Voestalpine                                          132,900           5,483
                                                                  --------------
                                                                         17,340
                                                                  --------------

BELGIUM -- 1.3%
   Bekaert                                               13,000           1,279
   Belgacom                                               7,375             287
   Compagnie Maritime Belge                               4,612             157
   D'ieteren (B)                                            336             112
   Delhaize Group                                        34,210           2,871
   Dexia                                                211,473           5,473
   Fortis                                               315,986          12,813
   Fortis (Netherlands Line)                            213,204           8,642
   KBC Groep                                             96,209          10,122
   Mobistar                                               6,989             578
   Solvay                                                 2,301             297
   UCB                                                   29,750           1,890
   Umicore                                                9,900           1,464
                                                                  --------------
                                                                         45,985
                                                                  --------------

BRAZIL -- 0.1%
   Gerdau ADR                                           138,375           1,875
   Uniao de Bancos Brasileiros ADR                       13,800           1,021
                                                                  --------------
                                                                          2,896
                                                                  --------------

CANADA -- 1.9%
   Abitibi-Consolidated (B)                             116,200             289
   ACE Aviation Holdings, Cl A*                          32,000             991
   Alcan (B)                                            126,700           5,059
   Cameco (B)                                           118,000           4,308
   Canadian Natural Resources (B)                       146,200           6,675
   EnCana                                                20,500             956
   Kinross Gold*                                        520,850           6,531
   Manulife Financial (B)                                32,700           1,055
   Methanex (B)                                          51,300           1,246
   Nexen (B)                                             63,000           3,374
   Potash Saskatchewan (B)                               37,300           3,879
   Rogers Communications, Cl B (B)                      219,800          12,057
   Suncor Energy (B)                                     24,800           1,783
   Teck Cominco, Cl B (B)                               203,600          12,775


--------------------------------------------------------------------------------
SEI Institutional International Trust / Annual Report / September 30, 2006     7

SCHEDULE OF INVESTMENTS

September 30, 2006

--------------------------------------------------------------------------------
                                                                   Market Value
Description                                              Shares   ($ Thousands)
--------------------------------------------------------------------------------

   TELUS (B)                                             73,800   $       4,141
   Toronto-Dominion Bank (B)                             19,500           1,161
                                                                  --------------
                                                                         66,280
                                                                  --------------

CHINA -- 0.1%
   China Petroleum & Chemical, Cl H (B)               2,176,000           1,352
   Foxconn International Holdings (B)*                  756,000           2,328
                                                                  --------------
                                                                          3,680
                                                                  --------------

DENMARK -- 0.3%
   Carlsberg, Cl B                                        5,900             495
   Danske Bank                                           82,500           3,241
   East Asiatic                                           2,375             111
   Novo-Nordisk, Cl B                                    35,600           2,643
   TDC                                                      700              26
   Topdanmark*                                           24,750           3,414
   Vestas Wind Systems*                                  44,400           1,184
   William Demant Holding*                                6,700             514
                                                                  --------------
                                                                         11,628
                                                                  --------------

FINLAND -- 1.0%
   Fortum                                               342,650           9,120
   Kesko, Cl B                                            6,400             269
   Metso                                                 11,000             404
   Neste Oil                                             30,700             891
   Nokia                                                247,839           4,917
   Nokia ADR                                             21,500             423
   OKO Bank, Cl A                                        22,400             357
   Outokumpu                                            219,300           5,592
   Rautaruukki                                          126,300           3,624
   Sampo, Cl A                                          135,700           2,826
   UPM-Kymmene                                          161,900           3,843
   YIT                                                   30,800             713
                                                                  --------------
                                                                         32,979
                                                                  --------------

FRANCE -- 8.8%
   Accor (B)                                             18,817           1,281
   Air France-KLM (B)                                   212,447           6,400
   Air Liquide (B)                                        7,691           1,568
   Alcatel (B)                                           85,500           1,043
   Alstom (B)*                                           41,400           3,742
   Assurances Generales de France (B)                   103,470          13,015
   AXA (B)                                              207,056           7,627
   BNP Paribas (B)                                      361,917          38,900
   Bouygues (B)                                         151,646           8,103
   Capgemini (B)                                        226,670          12,011
   Carrefour (B)                                         19,200           1,212
   Casino Guichard Perrachon (B)                         35,545           2,861
   Cie de Saint-Gobain (B)                               66,680           4,832
   Cie Generale d'Optique Essilor
      International (B)                                  14,320           1,465

--------------------------------------------------------------------------------
                                                                   Market Value
Description                                              Shares   ($ Thousands)
--------------------------------------------------------------------------------

   CNP Assurances (B)                                    37,700   $       3,653
   Compagnie Generale des Etablissements
      Michelin, Cl B (B)                                 30,802           2,255
   Credit Agricole (B)                                  325,982          14,304
   Dassault Systemes (B)                                 16,662             937
   France Telecom (B)                                   186,028           4,265
   Groupe Danone (B)                                    113,510          15,917
   Imerys (B)                                            16,500           1,380
   L'Oreal (B)                                           31,625           3,209
   Lafarge (B)                                           65,971           8,507
   PagesJaunes Groupe (B)                                29,500             837
   Publicis Groupe (B)                                   29,800           1,173
   Renault (B)                                          214,686          24,598
   Sanofi-Aventis (B)*                                  325,354          28,932
   Sanofi-Aventis (Germany Line)                          2,125             189
   Schneider Electric (B)                                61,048           6,801
   SCOR (B)                                             112,917             275
   Societe Generale (B)                                 143,747          22,853
   Suez (B)*                                             72,444           3,183
   Thales (B)                                            44,900           1,990
   Total (B)                                            524,029          34,352
   Vallourec (B)                                         14,947           3,482
   Veolia Environnement (B)                              40,250           2,427
   Vinci (B)                                            112,250          12,485
   Vivendi (B)                                          201,135           7,244
                                                                  --------------
                                                                        309,308
                                                                  --------------

GERMANY -- 5.8%
   Allianz (B)                                           99,919          17,275
   Altana                                                 4,774             263
   BASF (B)                                              69,389           5,551
   Bayer (B)                                            393,769          20,052
   Bayerische Motoren Werke (B)                         121,026           6,476
   Commerzbank (B)                                      446,147          15,005
   Continental (B)                                      150,451          17,427
   DaimlerChrysler (B)                                  101,973           5,091
   Deutsche Bank (B)                                     99,842          12,035
   Deutsche Boerse (B)                                    6,575             988
   Deutsche Lufthansa (B)                               465,600           9,856
   Deutsche Post (B)                                     57,787           1,515
   Deutsche Telekom                                      77,400           1,230
   E.ON (B)                                              84,916          10,055
   Fresenius Medical Care (B)                            66,900           8,681
   Hypo Real Estate Holding (B)                         129,400           8,065
   MAN (B)                                               27,074           2,289
   Muenchener Rueckversicherungs (B)                     88,107          13,919
   RWE (B)                                              185,579          17,102
   Salzgitter                                            45,500           4,272
   SAP (B)                                               13,206           2,616
   SAP ADR                                               15,900             787
   Siemens (B)                                          133,392          11,625
   Suedzucker (B)                                        37,113             916


--------------------------------------------------------------------------------
8     SEI Institutional International Trust / Annual Report / September 30, 2006

--------------------------------------------------------------------------------
                                                                   Market Value
Description                                              Shares   ($ Thousands)
--------------------------------------------------------------------------------

   ThyssenKrupp (B)                                     145,886   $       4,910
   Volkswagen (B)                                        71,061           6,047
   Wincor Nixdorf (B)                                     2,424             352
                                                                  --------------
                                                                        204,400
                                                                  --------------

GREECE -- 0.2%
   Alpha Bank                                            12,556             335
   Coca Cola Hellenic Bottling                           14,650             504
   Hellenic Telecommunications Organization               8,130             199
   National Bank of Greece                               32,585           1,401
   OPAP                                                 143,820           4,828
   Titan Cement                                           9,690             459
                                                                  --------------
                                                                          7,726
                                                                  --------------

HONG KONG -- 1.6%
   ASM Pacific Technology (B)                            65,500             344
   Bank of East Asia (B)                              1,314,000           5,995
   BOC Hong Kong Holdings                             1,109,100           2,491
   Cheung Kong Holdings                                 256,400           2,752
   China Mobile Hong Kong (B)                         1,346,100           9,510
   China Netcom Group (B)                               575,000           1,032
   CLP Holdings                                         141,000             854
   Hang Lung Group                                      234,000             602
   Hang Lung Properties (B)                           1,159,100           2,475
   Henderson Land Development (B)                       657,700           3,697
   Hong Kong & China Gas                                352,000             825
   Hong Kong Exchanges and Clearing                     594,800           4,339
   Hopewell Holdings                                    133,000             379
   Hutchison Whampoa                                    131,700           1,163
   Hysan Development                                    440,000           1,128
   Kingboard Chemical Holdings                          148,500             534
   Li & Fung (B)                                      1,241,200           3,084
   New World Development (B)                          2,001,800           3,447
   Orient Overseas International (B)                    296,000           1,204
   Sino Land (B)                                      2,232,459           3,954
   Sun Hung Kai Properties                              230,300           2,514
   Swire Pacific, Cl A                                  308,500           3,223
   Wharf Holdings                                        90,000             308
                                                                  --------------
                                                                         55,854
                                                                  --------------

HUNGARY -- 0.0%
   Mol Magyar Olaj-es Gazipari                           13,000           1,183
                                                                  --------------

INDIA -- 0.0%
   Punjab National Bank                                  90,000           1,031
                                                                  --------------

IRELAND -- 0.3%
   Bank of Ireland                                       20,765             406
   CRH                                                  187,027           6,309
   Depfa Bank                                            88,100           1,625
   Fyffes                                                67,341             130
   Irish Life & Permanent                                51,900           1,299
                                                                  --------------
                                                                          9,769
                                                                  --------------

--------------------------------------------------------------------------------
                                                                   Market Value
Description                                              Shares   ($ Thousands)
--------------------------------------------------------------------------------

ISRAEL -- 0.1%
   Bank Hapoalim                                        445,000   $       2,103
   Teva Pharmaceutical Industries ADR                    25,000             852
                                                                  --------------
                                                                          2,955
                                                                  --------------

ITALY -- 2.7%
   Arnoldo Mondadori Editore                             30,449             282
   Banca Intesa                                         551,958           3,629
   Banca Intesa RNC (B)                                  37,503             229
   Banca Popolare di Milano                             179,066           2,366
   Banche Popolari Unite                                130,613           3,511
   Banco Popolare di Verona e Novara                    167,389           4,620
   Buzzi Unicem (B)                                      49,800           1,176
   Capitalia                                            145,000           1,199
   Enel                                                  37,770             344
   ENI                                                  841,888          24,923
   Fiat (B)                                             683,710          10,887
   Fiat RNC (B)                                         185,190           2,717
   Finmeccanica                                          55,500           1,238
   Fondiaria-Sai                                          1,000              44
   IFIL - Investments                                   867,900           5,860
   Italcementi (B)                                      214,882           5,436
   Lottomatica                                           32,200           1,212
   Sanpaolo IMI                                         100,700           2,124
   Telecom Italia                                       446,100           1,266
   Telecom Italia RNC                                 1,023,126           2,462
   UniCredito Italiano                                2,052,355          17,016
                                                                  --------------
                                                                         92,541
                                                                  --------------

JAPAN -- 19.6%
   77 Bank                                              165,300           1,147
   Advantest                                             46,200           2,293
   Aeon                                                 382,650           9,383
   Aisin Seiki                                           41,300           1,207
   Amada                                                107,000           1,075
   Aoyama Trading                                        38,600           1,233
   Asahi Kasei                                          192,700           1,234
   Asatsu-DK                                             92,400           2,810
   Astellas Pharma                                      141,200           5,681
   Bank of Kyoto (B)                                     94,000             951
   Bank of Yokohama*                                    286,700           2,258
   Canon                                                368,070          19,204
   Canon Sales (B)                                        6,000             144
   Central Glass (B)                                     26,000             144
   Central Japan Railway                                    910           9,712
   Chiba Bank                                           232,600           2,074
   Chubu Electric Power                                  49,500           1,287
   COMSYS Holdings (B)                                   45,000             494
   Dai Nippon Printing                                  421,000           6,500
   Daiichi Sankyo                                        97,700           2,772
   Daimaru (B)                                           75,000             927
   Dainippon Screen Manufacturing (B)                    75,000             682


--------------------------------------------------------------------------------
SEI Institutional International Trust / Annual Report / September 30, 2006     9

SCHEDULE OF INVESTMENTS

September 30, 2006

--------------------------------------------------------------------------------
                                                                   Market Value
Description                                              Shares   ($ Thousands)
--------------------------------------------------------------------------------

   Daito Trust Construction (B)                          35,800   $       1,944
   Daiwa House Industry                                 113,000           1,957
   Daiwa Securities Group                               631,900           7,375
   Denki Kagaku Kogyo                                    41,000             159
   Denso                                                 65,000           2,285
   EDION                                                 49,400             847
   Elpida Memory*                                        45,700           2,075
   Fanuc                                                 41,500           3,241
   Fuji Television Network                                  500           1,131
   Fujikura                                              91,000             997
   Fujitsu                                               52,000             429
   Furukawa Electric                                    185,600           1,226
   Gunze                                                334,800           1,894
   Hankyu Holdings (B)                                  165,000           1,036
   Hirose Electric (B)                                   10,100           1,339
   Hitachi                                              418,000           2,439
   Hitachi High-Technologies                             28,500             806
   Hokkaido Electric Power                               93,400           2,266
   Honda Motor                                          263,000           8,843
   Hoya                                                  52,100           1,964
   Ibiden                                                20,100           1,062
   Itochu                                               688,000           5,332
   Japan Steel Works                                  1,073,200           7,345
   Japan Tobacco                                          2,311           8,984
   JFE Holdings (B)                                     257,000          10,078
   Joyo Bank                                            195,900           1,163
   JS Group                                              58,400           1,222
   Kajima                                               732,900           3,352
   Kamigumi                                             218,200           1,702
   Kansai Electric Power                                224,144           5,173
   Kao                                                  445,000          11,873
   Katokichi                                             18,100             148
   Keio                                                 192,000           1,281
   Kirin Brewery                                         80,724           1,078
   Kobe Steel                                         1,705,000           5,358
   Komatsu                                              246,700           4,263
   Komori                                                16,000             326
   Kubota (B)                                           161,000           1,323
   Kyocera (B)                                            7,500             642
   Kyowa Hakko Kogyo                                     29,000             204
   Kyushu Electric Power (B)                            127,900           3,022
   Leopalace21                                          148,600           5,425
   Makita (B)                                            84,500           2,483
   Marubeni (B)                                         259,000           1,290
   Matsushita Electric Industrial (B)                   190,770           4,039
   Matsushita Electric Works                            107,400           1,135
   Millea Holdings (B) (L)                                  197           3,437
   Mitsubishi                                         1,101,300          20,708
   Mitsubishi Chemical Holdings                         462,500           2,899
   Mitsubishi Electric                                1,253,000          10,560
   Mitsubishi Estate                                    495,600          10,830
   Mitsubishi Gas Chemical                               84,000             913
   Mitsubishi Heavy Industries (B)                    1,112,500           4,608

--------------------------------------------------------------------------------
                                                                   Market Value
Description                                              Shares   ($ Thousands)
--------------------------------------------------------------------------------

   Mitsubishi UFJ Financial Group                         1,840   $      23,685
   Mitsubishi UFJ Securities (B)                        106,900           1,340
   Mitsui                                               416,670           5,301
   Mitsui Chemicals                                     854,000           6,148
   Mitsui Mining & Smelting                              32,000             165
   Mitsui OSK Lines                                     696,000           5,146
   Mitsui Sumitomo Insurance                            610,900           7,642
   Mitsui Trust Holdings                                 30,000             341
   Mitsumi Electric                                     114,500           1,581
   Mizuho Financial Group (B)                             2,022          15,688
   Murata Manufacturing (B)                              15,400           1,070
   NEC                                                  262,000           1,440
   Net One Systems                                          800           1,111
   NGK Spark Plug (B)                                    87,000           1,728
   Nichirei                                              22,000             116
   Nikko Cordial                                        302,000           3,504
   Nikon (B)                                            266,500           5,508
   Nintendo                                              16,600           3,422
   Nippon Electric Glass                                150,000           3,310
   Nippon Express                                       321,989           1,726
   Nippon Light Metal                                 1,481,800           3,728
   Nippon Mining Holdings                               141,900           1,004
   Nippon Oil                                           279,600           2,060
   Nippon Paper Group                                       300           1,088
   Nippon Sheet Glass                                   105,000             494
   Nippon Shokubai (B)                                   93,000           1,126
   Nippon Telegraph & Telephone                           2,401          11,795
   Nippon Yusen Kabushiki Kaisha                         19,000             116
   Nishimatsu Construction                              380,200           1,420
   Nissan Motor                                         712,800           7,987
   Nisshin Seifun Group (B)                             195,500           2,040
   Nissin Food Products                                  14,000             446
   Nitto Denko (B)                                       85,400           5,063
   Nomura Holdings (B)                                  247,900           4,367
   NSK                                                  135,000           1,140
   NTN (B)                                               26,000             206
   NTT Data (B)                                             579           2,673
   NTT DoCoMo                                             4,786           7,378
   Obayashi (B)                                         973,200           6,858
   Odakyu Electric Railway (B)                          177,000           1,126
   Oki Electric Industry (B)                            878,000           1,978
   Okumura                                              230,400           1,266
   Omron                                                118,200           2,903
   Onward Kashiyama                                      16,000             230
   Oriental Land                                         69,500           3,903
   ORIX (B)                                              74,820          20,691
   Osaka Gas                                          1,480,600           5,167
   Pioneer                                               73,400           1,293
   Q.P.                                                 133,100           1,258
   Ricoh (B)                                            132,600           2,639
   Rohm                                                  11,500           1,068
   Sankyo                                                22,500           1,202
   Santen Pharmaceutical                                  6,600             168


--------------------------------------------------------------------------------
10    SEI Institutional International Trust / Annual Report / September 30, 2006

--------------------------------------------------------------------------------
                                                                   Market Value
Description                                              Shares   ($ Thousands)
--------------------------------------------------------------------------------

   Sanwa Shutter (B)                                     41,000   $         233
   Sega Sammy Holdings                                  117,410           3,779
   Seiko Epson                                           76,400           2,084
   Seino Transportation                                 115,800           1,362
   Sekisui House                                         84,578           1,280
   SFCG                                                   6,900           1,310
   Sharp                                                226,000           3,876
   Shimamura (B)                                         10,300           1,007
   Shimizu                                              492,800           2,817
   Shin-Etsu Chemical                                    66,900           4,272
   Shinsei Bank                                       1,321,000           8,056
   Shizuoka Bank                                        155,800           1,694
   SMC (B)                                               29,200           3,866
   Softbank (B)                                         452,500           9,371
   Sompo Japan Insurance (B)                            203,000           2,660
   Sony (B)                                              45,500           1,842
   Stanley Electric                                      39,000             806
   Sumco                                                 29,600           2,194
   Sumitomo                                             604,700           7,544
   Sumitomo Bakelite                                     35,000             264
   Sumitomo Chemical                                    658,593           4,920
   Sumitomo Heavy Industries (B)                        529,000           4,431
   Sumitomo Metal Industries                          1,327,000           5,092
   Sumitomo Metal Mining                                253,300           3,321
   Sumitomo Mitsui Financial Group (B)                    3,034          31,865
   Sumitomo Realty & Development (B)                    100,000           2,939
   Sumitomo Trust & Banking                             147,677           1,546
   Suzuken                                               26,000             976
   Suzuki Motor                                         211,500           5,374
   T&D Holdings (B)                                      86,850           6,289
   Taisei                                             1,075,300           3,862
   Taiyo Nippon Sanso                                   156,000           1,325
   Takeda Pharmaceutical                                151,400           9,451
   Takefuji                                              22,730           1,043
   Tanabe Seiyaku                                        61,000             765
   TDK                                                   10,900             873
   Toda                                                 256,000           1,199
   Tokyo Broadcasting System                             57,000           1,330
   Tokyo Electric Power                                 348,700          10,042
   Tokyo Electron                                        97,800           7,232
   Tokyo Gas (B)                                        516,400           2,589
   Tokyo Tatemono                                       193,800           2,180
   Tokyu (B)                                            434,300           2,987
   Toray Industries                                     215,000           1,619
   Toshiba (B)                                          893,600           5,798
   Toyo Seikan Kaisha                                    97,500           1,866
   Toyo Suisan Kaisha                                    31,000             447
   Toyota Industries                                     27,200           1,154
   Toyota Motor                                         434,100          23,605
   Trend Micro (B)                                       62,500           1,832
   UNY                                                   33,000             438
   Ushio (B)                                             48,600           1,048
   USS                                                    8,580             552
   West Japan Railway                                       400           1,711

--------------------------------------------------------------------------------
                                                                   Market Value
Description                                              Shares   ($ Thousands)
--------------------------------------------------------------------------------

   Yahoo! Japan                                           4,456   $       1,678
   Yamada Denki                                         122,400          12,275
   Yamaha (B)                                            61,800           1,301
   Yamaha Motor (B)                                      43,400           1,151
   Yamato Transport (B)                                 181,800           2,632
   Yamazaki Baking                                       24,000             233
   Yaskawa Electric                                      11,000             108
                                                                  --------------
                                                                        687,972
                                                                  --------------

LUXEMBOURG -- 0.0%
   Oriflame Cosmetics SDR                                 3,550             118
   SES Global FDR (Paris Exchange)                       74,390           1,107
                                                                  --------------
                                                                          1,225
                                                                  --------------

MEXICO -- 0.7%
   America Movil ADR, Ser L                             331,650          13,057
   Fomento Economico Mexicano ADR                        96,460           9,351
                                                                  --------------
                                                                         22,408
                                                                  --------------

NETHERLANDS -- 5.0%
   ABN AMRO Holding (B)                                 470,301          13,702
   Aegon                                                430,275           8,061
   Akzo Nobel                                           293,076          18,036
   CSM                                                   84,420           2,684
   European Aeronautic Defense
      and Space (B)                                     136,290           3,916
   Fugro                                                  9,132             384
   Heineken                                              34,776           1,589
   Heineken Holding                                      65,662           2,578
   ING Groep                                            943,422          41,457
   Koninklijke Philips Electronics (B)                   69,000           2,419
   Mittal Steel (B)                                     310,508          10,833
   OCE                                                   42,829             687
   Randstad Holdings                                     28,745           1,635
   Reed Elsevier                                         94,150           1,568
   Royal Dutch Shell, Cl A (B)                          650,485          21,399
   Royal Dutch Shell, Cl A (GBP)                        147,909           4,868
   Royal Dutch Shell, Cl B                              327,339          11,086
   Royal KPN                                            577,194           7,355
   SBM Offshore                                          43,400           1,178
   Unilever                                             743,150          18,263
   Vedior                                                63,600           1,190
   Wolters Kluwer                                        51,300           1,337
                                                                  --------------
                                                                        176,225
                                                                  --------------

NEW ZEALAND -- 0.1%
   Fisher & Paykel Appliances Holdings                   80,303             189
   Telecom of New Zealand                               975,604           2,771
                                                                  --------------
                                                                          2,960
                                                                  --------------


--------------------------------------------------------------------------------
SEI Institutional International Trust / Annual Report / September 30, 2006    11

SCHEDULE OF INVESTMENTS

September 30, 2006

--------------------------------------------------------------------------------
                                                                   Market Value
Description                                              Shares   ($ Thousands)
--------------------------------------------------------------------------------

NORWAY -- 0.8%
   DNB                                                  401,300   $       4,919
   Norsk Hydro (B)                                      353,138           7,896
   Norske Skogindustrier                                154,942           2,332
   Orkla                                                 51,450           2,451
   Statoil                                              300,250           7,105
   Storebrand                                            23,200             245
   TGS Nopec Geophysical Co ASA*                         10,648             168
   Yara International                                    58,000             881
                                                                  --------------
                                                                         25,997
                                                                  --------------

PHILIPPINES -- 0.0%
   Philippine Long Distance Telephone (L)                21,400             968
                                                                  --------------

PORTUGAL -- 0.6%
   Banco Comercial Portugues (B)                      1,999,542           6,206
   Banco Espirito Santo (B)                              81,500           1,244
   Brisa-Auto Estradas de Portugal (B)                  130,700           1,447
   Cimpor Cimentos de Portugal                           29,870             214
   Energias de Portugal                               1,538,240           6,664
   Sonae                                              2,284,800           3,965
                                                                  --------------
                                                                         19,740
                                                                  --------------

SINGAPORE -- 0.8%
   CapitaLand (B)                                     1,387,624           4,417
   DBS Group Holdings (B)                               207,800           2,515
   Flextronics International*                           257,000           3,249
   Fraser and Neave                                     469,127           1,224
   Oversea-Chinese Banking (B)                          333,100           1,375
   SembCorp Marine                                      259,000             545
   Singapore Airlines (B)                               197,045           1,814
   Singapore Exchange (B)                               431,500           1,208
   Singapore Petroleum                                  133,000             394
   Singapore Telecommunications (B)                   3,627,000           5,579
   United Overseas Bank (B)                             445,000           4,572
   UOL Group                                              9,000              20
   Venture                                               18,000             143
                                                                  --------------
                                                                         27,055
                                                                  --------------

SOUTH AFRICA -- 0.3%
   ABSA Group                                            75,200             963
   Harmony Gold Mining*                                 173,400           2,245
   Sanlam                                               745,380           1,641
   Sasol                                                141,367           4,659
   Standard Bank Group                                   81,700             818
   Tiger Brands                                          43,500             793
                                                                  --------------
                                                                         11,119
                                                                  --------------

SOUTH KOREA -- 1.1%
   Honam Petrochemical                                   23,600           1,471
   Industrial Bank of Korea                              49,730             851

--------------------------------------------------------------------------------
                                                                   Market Value
Description                                              Shares   ($ Thousands)
--------------------------------------------------------------------------------

   INI Steel                                             59,040   $       2,056
   Kookmin Bank                                          31,520           2,484
   POSCO                                                  8,800           2,278
   Samsung Electronics                                   16,585          11,635
   Samsung Electronics GDR                               26,208           9,199
   Shinhan Financial Group                              200,200           9,021
                                                                  --------------
                                                                         38,995
                                                                  --------------

SPAIN -- 2.9%
   Acciona                                                  747             113
   Acerinox (B)                                          41,738             804
   ACS Actividades Construcciones y
     Servicios (B)                                      264,258          12,520
   Altadis                                               36,328           1,723
   Banco Bilbao Vizcaya Argentaria (B)                  774,079          17,895
   Banco Popular Espanol                                 83,100           1,361
   Banco Santander Central Hispano                    1,201,502          18,979
   Ebro Puleva (B)                                       17,570             359
   Endesa                                               431,839          18,353
   Fomento de Construcciones y Contratas                  7,939             634
   Iberdrola                                             93,517           4,182
   Inditex                                               23,730           1,105
   Repsol                                               558,813          16,614
   Sociedad General de Aguas de Barcelona                 5,087             165
   Telefonica                                           384,024           6,650
   Union Fenosa                                               1              --
                                                                  --------------
                                                                        101,457
                                                                  --------------

SWEDEN -- 1.9%
   Assa Abloy, Cl B                                      61,500           1,143
   Atlas Copco, Cl A                                    423,150          11,115
   Boliden                                               15,769             299
   D Carnegie                                            64,100           1,351
   Electrolux, Ser B                                     82,500           1,340
   Holmen, Cl B                                          79,800           3,332
   Nobia                                                  4,095             137
   Nordea Bank                                          286,700           3,756
   Scania, Cl B                                          48,700           2,904
   Skandinaviska Enskilda Banken, Cl A                  233,200           6,269
   SKF, Cl B                                            201,269           2,945
   Ssab Svenskt Stal, Cl A                                7,846             146
   Ssab Svenskt Stal, Cl B                               91,000           1,614
   Svenska Cellulosa, Cl B                               65,100           2,985
   Svenska Handelsbanken, Cl A                          150,600           4,069
   Swedish Match                                        107,300           1,746
   Telefonaktiebolaget LM Ericsson, Cl B              3,273,163          11,344
   TeliaSonera                                          889,400           5,704
   Trelleborg, Cl B                                      13,200             249
   Volvo, Cl B                                           47,200           2,811
                                                                  --------------
                                                                         65,259
                                                                  --------------


--------------------------------------------------------------------------------
12    SEI Institutional International Trust / Annual Report / September 30, 2006

--------------------------------------------------------------------------------
                                                                   Market Value
Description                                              Shares   ($ Thousands)
--------------------------------------------------------------------------------

SWITZERLAND -- 5.1%
   ABB                                                  134,316   $       1,762
   Adecco                                                22,300           1,342
   Compagnie Financiere Richemont, Cl A                 130,487           6,264
   Credit Suisse Group                                  360,165          20,781
   Geberit                                                1,414           1,719
   Givaudan                                               1,400           1,118
   Holcim                                               218,397          17,800
   Nestle                                                80,264          27,908
   Novartis                                             662,224          38,552
   Phonak Holding                                        24,369           1,537
   Rieter Holding                                         2,558           1,099
   Roche Holding                                        121,181          20,893
   Serono, Cl B                                             660             568
   Sulzer                                                 1,600           1,271
   Swatch Group                                           9,828             380
   Swiss Reinsurance (B)                                 98,738           7,536
   Swisscom                                               5,956           1,977
   UBS                                                  223,601          13,338
   Xstrata                                              210,501           8,678
   Zurich Financial Services                             14,981           3,671
                                                                  --------------
                                                                        178,194
                                                                  --------------

TAIWAN -- 0.2%
   Compal Electronics                                 1,284,362           1,137
   HON HAI Precision Industry GDR                       137,952           1,697
   Taiwan Semiconductor Manufacturing                 1,023,086           1,845
   Taiwan Semiconductor Manufacturing
      ADR                                               314,380           3,018
                                                                  --------------
                                                                          7,697
                                                                  --------------

THAILAND -- 0.0%
   PTT                                                  199,200           1,145
                                                                  --------------

TURKEY -- 0.0%
   Ford Otomotiv Sanayi                                      --              --
                                                                  --------------

UNITED KINGDOM -- 18.2%
   3i Group                                             206,976           3,617
   Acergy*                                              275,100           4,706
   Aegis Group                                          765,600           1,913
   Alliance Boots                                       141,111           2,043
   Anglo American                                       162,132           6,763
   ARM Holdings                                         191,111             419
   AstraZeneca                                          447,479          27,901
   AstraZeneca (SEK)                                     77,836           4,848
   Aviva                                                674,787           9,869
   BAE Systems                                        1,194,900           8,822
   Balfour Beatty                                        40,309             310
   Barclays                                           1,963,668          24,722
   Barratt Developments                                  69,444           1,383
   Bellway                                               14,584             351

--------------------------------------------------------------------------------
                                                                   Market Value
Description                                              Shares   ($ Thousands)
--------------------------------------------------------------------------------

   Berkeley Group Holdings                                7,156   $         180
   BG Group                                              87,600           1,062
   BHP Billiton                                       1,149,780          19,802
   Bovis Homes Group                                     21,965             380
   BP                                                 3,459,662          37,611
   Brambles Industries                                  147,043           1,316
   British Airways*                                     483,908           3,860
   British American Tobacco                             684,581          18,465
   British Land                                         224,523           5,721
   Brixton                                              127,800           1,263
   BT Group                                             171,076             856
   Burberry Group                                       165,740           1,597
   Cadbury Schweppes                                  1,602,700          17,019
   Carnival                                               5,991             286
   Cattles                                              192,300           1,364
   Centrica                                             220,500           1,340
   Charter*                                             246,000           3,920
   Close Brothers Group                                  74,100           1,413
   Cookson Group                                        258,633           2,742
   Corus Group                                          448,720           3,252
   Diageo                                               626,519          11,042
   Drax Group*                                          149,768           2,332
   Emap                                                  28,792             404
   Enterprise Inns                                       62,932           1,240
   First Choice Holidays                                 65,274             243
   Firstgroup                                           167,745           1,538
   FKI                                                  653,400           1,102
   Friends Provident                                  1,327,770           4,799
   Gallaher Group                                        11,419             186
   GKN                                                   62,962             338
   GlaxoSmithKline                                    1,172,889          31,154
   GUS                                                  217,707           3,928
   Hammerson                                             67,793           1,661
   Hanson                                               239,193           3,456
   Hays                                               3,317,757           8,955
   HBOS                                                 937,245          18,505
   HSBC Holdings                                      1,764,875          32,126
   ICAP                                                 154,000           1,484
   Imperial Chemical Industries                         238,793           1,772
   Imperial Tobacco Group                               531,114          17,659
   Inchcape                                              93,750             917
   Intercontinental Hotels Group                        611,548          10,687
   International Power                                   80,371             470
   Investec                                             114,500           1,122
   J Sainsbury                                        1,115,596           7,825
   Johnston Press                                       266,887           2,030
   Kingfisher                                           519,300           2,379
   Ladbrokes                                            548,557           3,986
   Land Securities Group                                 32,500           1,195
   Legal & General Group                                769,036           2,047
   Liberty International                                  6,751             154
   Lloyds TSB Group                                     389,086           3,921


--------------------------------------------------------------------------------
SEI Institutional International Trust / Annual Report / September 30, 2006    13

SCHEDULE OF INVESTMENTS

September 30, 2006

--------------------------------------------------------------------------------
                                             Shares/Face Amount    Market Value
Description                                   ($ Thousands) (1)   ($ Thousands)
--------------------------------------------------------------------------------

   LogicaCMG                                            671,500   $       1,944
   London Stock Exchange Group                          142,356           3,287
   Man Group                                            469,800           3,931
   Marks & Spencer Group                                884,000          10,609
   Michael Page International                            37,448             269
   Mitchells & Butlers                                  418,400           4,607
   National Grid                                        743,136           9,266
   Northern Rock                                         78,294           1,708
   Pearson                                               56,469             802
   Persimmon                                            101,518           2,537
   Prudential                                            13,331             165
   Punch Taverns                                        285,822           5,176
   Reckitt Benckiser                                    249,715          10,327
   Reed Elsevier                                        928,446          10,276
   Rio Tinto                                            357,826          16,890
   Rolls-Royce Group                                    318,300           2,693
   Royal & Sun Alliance Insurance Group               1,833,087           5,102
   Royal Bank of Scotland Group                       1,202,823          41,319
   SABMiller                                            223,506           4,167
   Schroders                                             54,600             949
   Scottish & Newcastle                                 125,544           1,337
   Scottish & Southern Energy                           233,422           5,747
   Scottish Power                                     1,651,575          20,099
   Smith & Nephew                                       128,500           1,179
   Smiths Group                                         240,274           4,024
   Stagecoach Group                                     126,855             301
   Standard Chartered                                   160,422           4,099
   Tate & Lyle                                           10,362             139
   Taylor Woodrow                                       327,503           2,170
   Tesco                                                222,200           1,494
   Tomkins                                               58,519             259
   Trinity Mirror                                        34,141             304
   Unilever                                              67,657           1,664
   United Business Media                                146,957           1,819
   United Utilities                                      64,315             848
   Vodafone Group                                    18,806,557          42,946
   Whitbread                                            181,413           4,388
   Wimpey George                                        471,026           4,558
   WPP Group                                            144,597           1,788
   Yell Group                                           125,100           1,392
                                                                  --------------
                                                                        638,352
                                                                  --------------

Total Common Stock
   (Cost $2,352,495) ($ Thousands)                                    2,945,781
                                                                  --------------

ASSET-BACKED SECURITIES -- 9.5%
   ACE Securities, Ser 2003-NC1, Cl M (D)
          6.110%, 07/25/33                          $     2,100           2,113
   ACE Securities, Ser 2003-OP1, Cl M1 (D)
          6.030%, 12/25/33                                  800             804
   Aegis Asset Backed Securities Trust,
      Ser 2003-3, Cl M1 (D)
          6.030%, 01/25/34                                  361             361

--------------------------------------------------------------------------------
                                                    Face Amount    Market Value
Description                                   ($ Thousands) (1)   ($ Thousands)
--------------------------------------------------------------------------------

   American Home Mortgage Investment
      Trust, Ser 2005-1, Cl 6A (D) (K)
          5.294%, 06/25/45                          $    18,798   $      18,587
   American Home Mortgage Investment
      Trust, Ser 2005-4, Cl 5A (D) (K)
          5.350%, 11/25/45                                7,205           7,122
   American Home Mortgage Investment
      Trust, Ser 2006-1, Cl 2A3 (D)
          5.100%, 12/25/35                                5,260           5,215
   American Home Mortgage Investment
      Trust, Ser 2004-3, Cl 3A
          3.710%, 10/25/34                                3,307           3,267
   Ameriquest Mortgage Securities,
      Ser 2003-2, Cl M1 (D)
          6.230%, 03/25/33                                1,424           1,427
   Argent Securities, Ser 2003-W5, Cl M1 (D)
          6.030%, 10/25/33                                  600             607
   Argent Securities, Ser 2003-W9, Cl M1 (D)
          6.020%, 03/25/34                                1,400           1,409
   Asset Backed Funding Certificates,
      Ser 2005-AQ1, Cl A1B (D)
          4.250%, 06/25/35                                  580             578
   Asset-Backed Securities Home Equity Loan
      Trust, Ser 2003-HE5, Cl M1 (D)
          6.080%, 09/15/33                                1,642           1,651
   Asset-Backed Securities Home Equity,
      Ser 2003-HE7, Cl M2 (D)
          7.080%, 12/15/33                                  750             762
   Banc of America Funding, Ser 2006-A,
      Cl 2A2 (D)
          5.485%, 02/20/36                                  661             659
   Basic Asset Backed Securities Trust,
      Ser 2006-1, Cl A1 (D) (K)
          5.410%, 04/25/35                               11,372          11,374
   Bear Stearns Adjustable Rate Mortgage
      Trust, Ser 2004-7, Cl 1A1 (D)
          4.912%, 10/25/34                                1,634           1,639
   Bear Stearns Asset Backed Securities
      Trust, Ser 2004-HE11, Cl 1A2 (D)
          5.630%, 04/25/33                                1,284           1,285
   Bear Stearns NIM Trust, Ser 2005-AQ2N,
      Cl A1 (F)
          5.500%, 09/25/35                                   85              84
   Carrington Mortgage Loan Trust,
      Ser 2005-NC4, Cl A1 (D)
          5.480%, 09/25/35                                1,351           1,351
   Centex Home Equity, Ser 2004-B,
      Cl AF3 (G)
          2.946%, 05/25/28                                  254             252
   Centex Home Equity, Ser 2004-D,
      Cl AV4 (D)
          5.630%, 11/25/31                                2,309           2,309


--------------------------------------------------------------------------------
14    SEI Institutional International Trust / Annual Report / September 30, 2006

--------------------------------------------------------------------------------
                                                    Face Amount    Market Value
Description                                   ($ Thousands) (1)   ($ Thousands)
--------------------------------------------------------------------------------

   Chase Funding Mortgage Loan,
      Ser 2003-1, Cl 1A4
          4.119%, 02/25/29                          $     2,141   $       2,128
   Countrywide Alternative Loan Trust,
      Ser 2005-69, Cl M3 (D)
          6.480%, 12/25/35                                  800             812
   Countrywide Alternative Loan Trust,
      Ser 2005-IM1, Cl M3 (D)
          7.330%, 01/25/36                                1,221           1,221
   Countrywide Alternative Loan Trust,
      Ser 2006-0A11, Cl M3 (D)
          5.760%, 06/30/36                                1,700           1,701
   Countrywide Asset-Backed Certificates,
      Ser 2003-5, Cl MV2 (D)
          6.930%, 01/25/34                                  775             782
   Countrywide Asset-Backed Certificates,
      Ser 2004-11, Cl A2 (D)
          5.710%, 03/25/33                                1,940           1,942
   Countrywide Asset-Backed Certificates,
      Ser 2005-15, Cl 1AF1 (D)
          5.470%, 04/25/36                                3,370           3,371
   Countrywide Asset-Backed Certificates,
      Ser 2006-IM1, Cl A1 (D) (K)
          5.420%, 04/25/36                                5,939           5,940
   Countrywide Home Equity Loan Trust,
      Ser 2006-D, Cl 2A (D) (K)
          5.530%, 05/15/36                                9,830           9,830
   Countrywide Home Loans,
      Ser 2004-22, Cl A1 (D)
          5.092%, 11/25/34                                2,281           2,265
   Countrywide Home Loans,
      Ser 2006-HYB2, Cl 1A1 (D)
          5.152%, 04/20/36                                7,260           7,225
   Credit Suisse Asset-Backed Mortgage
      Trust, Ser 2006-1, Cl A1B (D)
          5.550%, 06/25/36                                3,795           3,796
   DLSA Mortgage Loan Trust,
      Ser 2006-AR1, Cl M4 (D)
          6.070%, 03/30/36                                  760             763
   DSLA Mortgage Loan Trust,
      Ser 2004-AR4, Cl B1 (D)
          5.930%, 01/19/45                                1,224           1,238
   DSLA Mortgage Loan Trust,
      Ser 2006-AR1, Cl M5 (D)
          6.140%, 03/30/36                                  490             493
   DSLA Mortgage Loan Trust,
      Ser 2006-AR1, Cl M7 (D)
          7.080%, 03/30/36                                  490             493
   Deustche Alternatives Securities Mortgage
      Loan Trust, Ser 2006-AB3, Cl A1 (D)
          6.250%, 06/30/36                                6,489           6,493
   First Franklin Mortgage Loan Asset,
      Ser 2004-FF10, Cl A2 (D)
          5.730%, 12/25/32                                1,653           1,657

--------------------------------------------------------------------------------
                                                    Face Amount    Market Value
Description                                   ($ Thousands) (1)   ($ Thousands)
--------------------------------------------------------------------------------

   First Franklin Mortgage Loan Asset,
      Ser 2005-FF4, Cl 2A3 (D)
          5.550%, 05/25/35                          $     6,000   $       6,005
   First Franklin Mortgage Loan Asset,
      Ser 2005-FFA, Cl A2A (D)
          5.440%, 03/25/25                                   30              30
   First Franklin Mortgage Loan Asset,
      Ser 2005-FFH3, Cl 2A1 (D) (K)
          5.460%, 09/25/35                                3,776           3,777
   First Horizon Alternative Mortgage,
      Ser 2005-AA3, Cl 3A1 (D)
          5.372%, 05/25/35                                1,247           1,245
   GMAC Mortgage Loan Trust,
      Ser 2006-HE1, Cl A (D) (K)
          5.540%, 11/25/36                               17,300          17,308
   GSAA Home Equity NIM Trust,
      Ser 2006-2, Cl 2A1 (D) (K)
          5.430%, 12/25/35                               11,784          11,788
   GSAA Home Equity NIM Trust,
      Ser 2006-3N, Cl N1 (F)
          5.750%, 03/25/36                                  251             250
   GSAA Home Equity NIM Trust,
      Ser 2006-HE3N, Cl N1 (F)
          5.500%, 05/25/36                                  355             354
   Greenpoint Mortgage Funding Trust,
      Ser 2006-AR1, Cl M3 (D)
          5.900%, 02/25/36                                1,246           1,253
   Home Equity Asset NIM Trust,
      Ser 2003-4, Cl M2 (D)
          7.230%, 10/25/33                                1,265           1,273
   Home Equity Asset NIM Trust,
      Ser 2006-1N, Cl A (F)
          6.500%, 05/27/36                                  446             446
   Indymac Mortgage Loan Trust,
      Ser 2004-AR6, Cl 1A (D)
          5.469%, 10/25/34                                1,058           1,079
   Interstar Millennium Trust,
      Ser 2006-2GA, Cl A1 (C) (D) (F)
          5.306%, 05/25/11                               25,000          25,000
   Lehman Mortgage Trust, Ser 2006-4,
      Cl 4A1
          6.000%, 08/25/21                               11,527          11,670
   Lehman XS Trust, Ser 2005-5N,
      Cl M4 (D)
          7.080%, 11/25/35                                1,850           1,803
   Lehman XS Trust, Ser 2005-7N,
      Cl M71 (D)
          7.080%, 12/25/35                                1,075           1,035
   Lothian Mortgages Master Issue Trust,
      Ser 2006-1A, Cl A1 (C) (D) (F)
          5.300%, 01/24/28                                5,440           5,440
   Master Asset Backed Securities Trust,
      Ser 2002-OPT1, Cl M1 (D)
          6.480%, 11/25/32                                  524             525


--------------------------------------------------------------------------------
SEI Institutional International Trust / Annual Report / September 30, 2006    15

SCHEDULE OF INVESTMENTS

September 30, 2006

--------------------------------------------------------------------------------
                                                    Face Amount    Market Value
Description                                   ($ Thousands) (1)   ($ Thousands)
--------------------------------------------------------------------------------

   Master Asset Backed Securities Trust,
      Ser 2003-WMC2, Cl M1 (D)
          6.030%, 08/25/33                          $       952   $         952
   Master Asset Backed Securities Trust,
      Ser 2006-AB1, Cl A1 (D) (K)
          5.470%, 02/25/36                               13,200          13,201
   Merrill Lynch Mortgage Investors Trust,
      Ser 2003-HE1, Cl M2
          6.980%, 07/25/34                                  520             521
   Merrill Lynch Mortgage Investors,
      Ser 2005-HE2, Cl A2A (D)
          5.440%, 09/25/36                                1,615           1,615
   Merrill Lynch Mortgage Trust,
      Ser 2006-1, Cl 1A1 (D)
          5.350%, 02/25/36                                7,417           7,354
   Morgan Stanley Capital I, Cl 2003-NC8,
      Cl M1 (D)
          6.030%, 09/25/33                                2,000           2,006
   New Century Home Equity Loan Trust,
      Ser 2004-A, Cl AII3 (D)
          4.450%, 08/25/34                                4,183           4,152
   New Century Home Equity Loan Trust,
      Ser 2005-B, Cl A2A (D) (K)
          5.450%, 10/25/35                                6,474           6,475
   Nomura Asset Acceptance,
      Ser 2004-R1, Cl A1 (F)
          6.500%, 03/25/34                                1,863           1,902
   Nomura Asset Acceptance, Ser 2004-R2,
      Cl A1 (D) (F)
          6.500%, 10/25/34                                2,137           2,177
   Option One Mortgage Loan Trust,
      Ser 2003-5, Cl M1 (D)
          5.980%, 08/25/33                                1,250           1,256
   Option One Mortgage Loan Trust,
      Ser 2006-1, Cl M10 (D) (F)
          7.830%, 01/25/36                                  230             199
   Option One Mortgage Loan Trust,
      Ser 2006-1, Cl M11 (D) (F)
          7.830%, 01/25/36                                  500             475
   Residential Accredit Loans,
      Ser 2005-Q05, Cl M3 (D)
          6.130%, 01/25/46                                1,298           1,323
   Residential Accredit Loans,
      Ser 2005-QA3, Cl NB2 (D)
          5.267%, 03/25/35                                6,322           6,311
   Residential Accredit Loans,
      Ser 2006-Q01, Cl 2A3 (D)
          5.730%, 02/25/46                                  980             982
   Residential Asset Mortgage Products,
      Ser 2003-RS11, Cl MII1 (D)
          6.060%, 12/25/33                                  700             705
   Residential Asset Securities,
      Ser 2006-EMX2, Cl A1 (D)
          5.404%, 02/25/36                                6,725           6,726

--------------------------------------------------------------------------------
                                                    Face Amount    Market Value
Description                                   ($ Thousands) (1)   ($ Thousands)
--------------------------------------------------------------------------------

   Residential Asset Securities,
      Ser 2006-KS2, Cl A1 (D) (K)
          5.400%, 03/25/36                          $    11,673   $      11,673
   Residential Asset Securitization Trust,
      Ser 2004-IP2, Cl 3A1 (D)
          5.276%, 12/25/34                                6,520           6,519
   Resmae Mortgage Loan Trust,
      Ser 2006-1, Cl A2A (D) (F)
          5.430%, 02/25/36                                6,172           6,171
   Resmae Mortgage Loan Trust,
      Ser 2006-1, Cl A2B (D) (F)
          5.480%, 02/25/36                                4,800           4,800
   SB Finance NIM Trust, Ser 2006-KS4N,
      Cl N1 (F)
          7.500%, 06/25/36                                  428             428
   Sharps SP I LLC NIM Trust,
      Ser 2005-HE3N, Cl N (F)
          5.000%, 05/25/35                                  908             907
   Structured Adjustable Rate Mortgage
      Loan, Ser 2005-16 XS, Cl M2 (D)
          6.230%, 08/25/35                                  775             780
   Structured Asset Investment Loan Trust,
      Ser 2005-1, Cl A4 (D) (F)
          5.560%, 02/25/35                                3,491           3,494
   Structured Asset Investment Loan Trust,
      Ser 2005-8, Cl A2 (D)
          5.460%, 10/25/35                                1,995           1,995
   Structured Asset Securities,
      Ser 2005-NC1, Cl A2 (G)
          3.920%, 02/25/35                                  884             878
   Structured Asset Securities,
      Ser 2005-S1, Cl B3 (D) (F)
          7.830%, 03/25/35                                  850             828
   Terwin Mortgage Trust, Ser 2006-5,
      Cl 1A2A (D) (F) (K)
          5.414%, 06/25/36                               16,487          16,487
   Terwin Mortgage Trust, Ser 2006-6,
      Cl 2A1 (D)
          4.500%, 06/25/36                                2,679           2,657
   Wachovia Asset Securization,
      Ser 2004-HM1A, Cl A (C) (D) (F)
          5.320%, 11/25/34                                8,548           8,548
   Wells Fargo Home Equity Trust,
      Ser 2004-2, Cl A12 (D)
          3.450%, 06/25/19                                3,761           3,735
   Wells Fargo Mortgage Backed Securities
      Trust, Ser 2004-I, Cl B1 (D)
          3.365%, 07/25/34                                  742             745
                                                                  --------------

Total Asset-Backed Securities
   (Cost $333,860) ($ Thousands)                                        334,264
                                                                  --------------


--------------------------------------------------------------------------------
16    SEI Institutional International Trust / Annual Report / September 30, 2006

--------------------------------------------------------------------------------
                                                    Face Amount    Market Value
Description                                   ($ Thousands) (1)   ($ Thousands)
--------------------------------------------------------------------------------

CORPORATE OBLIGATIONS -- 8.4%
   Aetna
          5.750%, 06/15/11                          $     1,520   $       1,545
   Banco Santander (C) (D) (F)
          5.330%, 08/22/11                               23,000          23,000
   Beta Finance MTN (C) (D) (F)
          5.420%, 05/10/07                               33,000          32,997
   Cheyne Finance LLC MTN (C) (D) (F)
          5.424%, 04/16/07                               20,000          19,998
   Cit Group
          5.000%, 02/13/14                                2,030           1,962
   Comcast
          5.300%, 01/15/14                                1,035           1,008
   Cox Communications
          4.625%, 06/01/13                                1,520           1,413
   Credit Suisse First Boston USA
          6.500%, 01/15/12                                1,015           1,069
   Dominion Resources
          4.750%, 12/15/10                                1,015             990
   Embarq
          6.738%, 06/01/13                                1,520           1,564
   Exelon Generation
          6.950%, 06/15/11                                1,520           1,611
   Genworth Financial
          5.750%, 06/15/14                                1,520           1,550
   Goldman Sachs
          5.500%, 11/15/14                                3,045           3,032
   HSBC Finance
          6.375%, 10/15/11                                1,520           1,589
   Harrahs Operating
          5.500%, 07/01/10                                1,520           1,497
   Istar Financial
          5.875%, 03/15/16                                1,015           1,010
   JPMorgan Chase
          5.125%, 09/15/14                                1,520           1,491
   K2 LLC MTN (C) (D) (F)
          5.420%, 05/21/07                               10,000           9,999
          5.345%, 04/18/07                                9,500           9,500
   Kinder Morgan Energy Partners
          5.000%, 12/15/13                                1,520           1,444
   Lehman Brothers Holdings
          5.500%, 04/04/16                                1,520           1,514
   Liberty Lighthouse US Capital
      MTN (C) (D) (F)
          5.310%, 03/01/07                               20,000          19,998
   Links Finance LLC MTN (C) (D) (F)
          5.420%, 05/21/07                               30,000          29,999
   Merrill Lynch
          6.050%, 05/16/16                                1,520           1,572
   Morgan Stanley
          4.750%, 04/01/14                                1,520           1,446

--------------------------------------------------------------------------------
                                                    Face Amount    Market Value
Description                                   ($ Thousands) (1)   ($ Thousands)
--------------------------------------------------------------------------------

   Natexis Banques (C) (D)
          5.350%, 02/01/07                          $    38,000   $      38,000
   Omnicon Group
          5.900%, 04/15/16                                  845             857
   Premier Asset Collateralization LLC
      MTN (C) (D) (F)
          5.310%, 04/25/07                               25,000          25,000
   Residential Capital
          6.875%, 06/30/15                                  265             275
          6.500%, 04/17/13                                3,990           4,052
          6.000%, 02/22/11                                  700             699
   Shinsei Finance Cayman (D) (F)
          6.418%, 01/29/49                                1,740           1,728
   Sigma Finance MTN (C) (D) (F)
          5.340%, 04/18/07                               20,000          20,000
   Simon Property Group
          5.750%, 12/01/15                                1,015           1,023
          5.600%, 09/01/11                                  795             801
   Teva Pharmaceutical
          5.550%, 02/01/16                                1,520           1,492
   Time Warner
          6.875%, 05/01/12                                1,520           1,607
   Wachovia
          4.875%, 02/15/14                                1,015             982
   Wachovia Bank (C) (D)
          5.425%, 05/22/07                               20,000          20,000
   Washington Mutual Preferred
      Funding (D) (F)
          6.534%, 03/15/49                                1,900           1,867
   Wellpoint
          6.800%, 08/01/12                                1,015           1,083
   Western Union (F)
          5.930%, 10/01/16                                  915             923
                                                                  --------------

Total Corporate Obligations
   (Cost $292,118) ($ Thousands)                                        293,187
                                                                  --------------

U.S. GOVERNMENT AGENCY MORTGAGE- BACKED OBLIGATIONS (D) -- 8.1%
   FHLMC
          5.815%, 02/01/36                                1,488           1,494
          5.572%, 10/01/35                                2,534           2,540
   FNMA
          5.524%, 01/01/36                                2,579           2,582
          5.500%, 12/01/20 to 03/01/21                   28,606          28,603
   FNMA 15 Year TBA
          6.000%, 10/20/19                               31,000          31,465
          5.500%, 12/01/20 to 10/15/21                   37,952          37,930
   FNMA 30 Year TBA
          6.500%, 10/01/32                               15,000          15,272
          5.500%, 10/01/34                              136,000         133,960


--------------------------------------------------------------------------------
SEI Institutional International Trust / Annual Report / September 30, 2006    17

SCHEDULE OF INVESTMENTS

September 30, 2006

--------------------------------------------------------------------------------
                                                    Face Amount    Market Value
Description                            ($ Thousands) (1)/Shares   ($ Thousands)
--------------------------------------------------------------------------------

   GNMA
          5.625%, 02/20/34                          $     2,416   $       2,423
          5.500%, 06/20/34                                5,600           5,621
          5.250%, 01/20/30                                  692             695
          5.000%, 02/20/33                                1,052           1,053
          5.000%, 02/20/35 (I)                              326             326
          4.500%, 08/20/34 to 03/20/36                    2,804           2,769
          4.500%, 06/20/36                                3,057           3,067
          4.375%, 06/20/33 (I)                            2,417           2,431
          4.000%, 07/20/35                                1,441           1,433
          4.000%, 02/20/36 (I)                            1,337           1,366
          3.750%, 02/20/34                                8,517           8,381
          3.000%, 04/20/35 (I)                              808             794
                                                                  --------------

Total U.S. Government Agency Mortgage-Backed Obligations
   (Cost $282,011) ($ Thousands)                                        284,205
                                                                  --------------

U.S. GOVERNMENT AGENCY OBLIGATIONS (D) -- 1.1%
   FHLMC CMO STRIPS, Ser 232, Cl IO,
   IO (E)
          9.953%, 08/01/35                                4,641           1,131
   FHLMC CMO STRIPS, Ser 233, Cl 12, IO (E)
         11.564%, 09/15/35                                5,268           1,216
   FHLMC DN (A) (H)
          5.081%, 10/23/06                                1,975           1,969
          5.050%, 11/14/06                                1,200           1,193
   FNMA CMO STRIPS, Ser 2006-10, Cl FD
          5.680%, 03/25/36                                7,102           7,073
   FNMA CMO STRIPS, Ser 359, Cl 6, IO (E)
         11.852%, 11/01/35                                2,173             516
   FNMA CMO STRIPS, Ser 360, Cl 2, IO (E)
          9.966%, 08/01/35                               29,645           7,226
   FNMA CMO STRIPS, Ser 365, Cl 2, IO (E)
         11.790%, 03/01/36                                1,824             437
   FNMA DN (A) (H)
          5.394%, 12/06/06                                2,000           1,981
          5.329%, 11/29/06                                  335             332
          5.205%, 03/30/07                                  900             877
          5.160%, 02/07/07                                  125             123
          5.150%, 11/08/06                               15,300          15,221
          4.680%, 06/01/99                                  200             193
                                                                  --------------

Total U.S. Government Agency Obligations
   (Cost $39,509) ($ Thousands)                                          39,488
                                                                  --------------

PREFERRED STOCK -- 0.6%

AUSTRALIA -- 0.0%
   News                                                  44,855             870
                                                                  --------------

BRAZIL -- 0.2%
   Petroleo Brasileiro                                  236,000           4,407
   Suzano Bahia Sul Papel e Celulose                    126,000             879
   Usinas Siderurgicas de Minas Gerais, Cl A             54,200           1,614
                                                                  --------------
                                                                          6,900
                                                                  --------------

--------------------------------------------------------------------------------
                                             Shares/Face Amount    Market Value
Description                         ($ Thousands) (1)/Contracts   ($ Thousands)
--------------------------------------------------------------------------------

GERMANY -- 0.4%
   Porsche                                                9,543   $       9,874
   ProSiebenSat.1 Media (B)                              43,500           1,204
   Volkswagen                                             6,348             375
                                                                  --------------
                                                                         11,453
                                                                  --------------

Total Preferred Stock
   (Cost $11,724) ($ Thousands)                                          19,223
                                                                  --------------

EXCHANGE TRADED FUND -- 0.0%

UNITED STATES -- 0.0%
   iShares MSCI EAFE Index Fund*                         20,000           1,355
                                                                  --------------

Total Exchange Traded Fund
(Cost $1,332) ($ Thousands)                                               1,355
                                                                  --------------

EQUITY LINKED WARRANTS -- 0.4%

TAIWAN -- 0.2%
   HON HAI Precision Industry*                        1,545,240           9,407
                                                                  --------------

THAILAND -- 0.2%
   High Tech Computer*                                  233,760           6,187
                                                                  --------------

Total Equity Linked Warrants
   (Cost $9,788) ($ Thousands)                                           15,594
                                                                  --------------

PURCHASED OPTIONS -- 0.0%
   120 Day Euro Futures Call,
      Expires 12/15/06, Strike Price $95*                   320             228
   90 Day Euro Futures Put,
      Expires 10/13/06, Strike Price $94.38*                122               1
                                                                  --------------

Total Purchased Options
(Cost $258) ($ Thousands)                                                   229
                                                                  --------------

COMMERCIAL PAPER (C) (E) -- 5.1%

   Atlas Capital Funding
          5.299%, 02/12/07                               30,000          30,000
   Bavaria TRR
          5.306%, 10/05/06                               23,000          22,987
   Brahms Funding
          5.324%, 10/12/06                               24,000          23,961
          5.301%, 10/10/06                                5,000           4,993
   Citius I Funding
          5.298%, 10/25/06                                8,000           7,972
   Harwood Street Funding I
          5.312%, 10/04/06                               10,000           9,996
   Mica Funding LLC
          5.297%, 10/04/06                               25,000          24,989
   Mint II LLC
          5.308%, 10/05/06                               25,000          24,985


--------------------------------------------------------------------------------
18    SEI Institutional International Trust / Annual Report / September 30, 2006

--------------------------------------------------------------------------------
                                             Shares/Face Amount    Market Value
Description                                   ($ Thousands) (1)   ($ Thousands)
--------------------------------------------------------------------------------

   Von Karman Funding
          5.361%, 10/13/06                          $    28,000   $      27,950
                                                                  --------------

Total Commercial Paper
   (Cost $177,833) ($ Thousands)                                        177,833
                                                                  --------------

TIME DEPOSITS -- 3.0%
   Brown Brothers Harriman
          7.050%, 10/02/06                   ZAR            136              18
          6.350%, 10/02/06                   NZD              1               1
          5.060%, 10/02/06                   AUD            135             101
          4.630%, 10/02/06                               89,969          89,969
          3.920%, 10/02/06                   GBP          1,315           2,456
          3.250%, 10/02/06                   CAD             65              58
          3.050%, 10/02/06                   HKD          3,325             427
          2.350%, 10/02/06                   SGD          4,600           2,900
          2.190%, 10/02/06                   EUR          5,753           7,287
          2.100%, 10/02/06                   DKK             82              14
          1.900%, 10/02/06                   NOK              3              --
          1.583%, 10/02/06                   SEK          3,047             416
          0.829%, 10/02/06                   CHF            260             207
          0.000%, 10/02/06                   JPY         11,030              93
                                                                  --------------

Total Time Deposits
(Cost $103,947) ($ Thousands)                                           103,947
                                                                  --------------

CASH EQUIVALENTS** -- 1.6%
   Barclays Global Investors Funds, Prime
      Money Market Fund, 5.230% (C)                     563,843             564
   SEI Daily Income Trust, Prime Obligation
      Fund, Cl A, 5.330%++                           39,946,154          39,946
   The Reserve Funds, Primary Fund,
      Cl 8, 5.200% (C)                               16,837,054          16,837
                                                                  --------------

Total Cash Equivalents
(Cost $57,347) ($ Thousands)                                             57,347
                                                                  --------------

U.S. TREASURY OBLIGATIONS (E) -- 1.0%

   U.S. Treasury Bills
          5.054%, 10/19/06                                1,300           1,297
          5.043%, 10/12/06                                1,900           1,898
          5.039%, 10/05/06                                1,100           1,100
          4.983%, 11/24/06 (A)                            7,374           7,323
          4.969%, 11/16/06                                1,000             994
          4.952%, 10/26/06                                  200             199
          4.939%, 11/09/06                                1,550           1,543
   U.S. Treasury Inflationary Index Notes
          2.375%, 04/15/11                               19,898          19,919
                                                                  --------------

Total U.S. Treasury Obligations
(Cost $34,256) ($ Thousands)                                             34,273
                                                                  --------------

--------------------------------------------------------------------------------
                                                    Face Amount    Market Value
Description                                   ($ Thousands) (1)   ($ Thousands)
--------------------------------------------------------------------------------

REPURCHASE AGREEMENTS(C) (J) -- 7.4%

   Banc of America
      5.350%, dated 09/29/06, to be
      repurchased on 10/02/06,
      repurchase price $65,028,979
      (collateralized by various
      U.S. Government Obligations,
      ranging in par value $4,335,300-
      $33,375,676, 5.500%-7.000%,
      09/01/34-08/01/36; with total
      market value $66,300,000)                     $    65,000   $      65,000
   Deutsche Bank
      5.350%, dated 09/29/06, to be
      repurchased on 10/02/06,
      repurchase price $75,033,438
      (collateralized by various U.S.
      Government Obligations, ranging
      in par value $2,002,841-
      $22,728,112, 5.000%-7.000%,
      09/01/35-09/01/36; with total
      market value $76,500,001)                          75,000          75,000
   Goldman Sachs
      5.380%, dated 09/29/06, to be
      repurchased on 10/02/06,
      repurchase price $40,017,933
      (collateralized by a U.S.
      Government Obligation, par value
      $47,499,001, 5.000%, 10/01/20;
      with total market value
      $40,800,000)                                       40,000          40,000
   Lehman Brothers
      5.380%, dated 09/29/06, to be
      repurchased on 10/02/06,
      repurchase price $18,008,070
      (collateralized by various U.S.
      Government Obligations, ranging
      in par value
      $4,954,015-$8,868,425,
      4.500%-6.500%,
      05/01/17-05/01/36; with total
      market value $18,360,512)                          18,000          18,000
   Merrill Lynch
      5.350%, dated 09/29/06, to be
      repurchased on 10/02/06,
      repurchase price $63,028,088
      (collateralized by various U.S.
      Government Obligations, ranging
      in par value $5,000-$9,000,000,
      0.000%, 06/01/14-10/01/43; with
      total market value $64,262,264)                    63,000          63,000
                                                                  --------------

Total Repurchase Agreements
   (Cost $261,000) ($ Thousands)                                        261,000
                                                                  --------------

Total Investments -- 130.3%
   (Cost $3,957,478) ($ Thousands)                                $   4,567,726
                                                                  --------------


--------------------------------------------------------------------------------
SEI Institutional International Trust / Annual Report / September 30, 2006    19

SCHEDULE OF INVESTMENTS

International Equity Fund (Concluded)

September 30, 2006

--------------------------------------------------------------------------------
                                                                   Market Value
Description                                           Contracts   ($ Thousands)
--------------------------------------------------------------------------------

WRITTEN OPTIONS -- 0.0%

UNITED STATES -- 0.0%
   120 Day Euro Futures Call,
      Expires 12/15/06, Strike Price $95                   (320)  $        (188)
   90 Day Euro Futures Put,
      Expires 10/13/06, Strike Price $94.50                (122)             --
                                                                  --------------
Total Written Options
   (Premiums Received $(232)) ($ Thousands)                       $        (188)
                                                                  ==============

Forward Foreign Currency Contracts -- A summary of the outstanding forward foreign currency contracts held by the Fund at September 30, 2006, is as follows (see Note 2 in Notes to Financial Statements):

--------------------------------------------------------------------------------------
                                                                            UNREALIZED
                                CURRENCY                  CURRENCY        APPRECIATION
MATURITY                      TO DELIVER                TO RECEIVE      (DEPRECIATION)
    DATE                     (THOUSANDS)               (THOUSANDS)       ($ THOUSANDS)
--------------------------------------------------------------------------------------
10/20/06               EUR        27,347        USD         34,708           $      35
10/20/06-10/20/06      USD         4,376        CAD          4,910                  28
10/20/06-10/25/06      USD       116,801        GBP         61,541              (1,823)
10/25/06-9/26/09       USD       107,770        JPY     12,447,481              (1,667)
10/20/06               CAD         7,200        USD          6,449                  (8)
10/20/06               EUR         3,170        SEK         29,320                 (13)
10/20/06               HKD        89,702        USD         11,535                  17
10/20/06               MXP       241,106        USD         22,061                 154
10/20/06               SEK        24,500        EUR          2,658                  23
10/20/06               ZAR       111,883        USD         15,142                 755
10/20/06-10/25/06      USD        99,247        AUD        131,632              (1,077)
10/20/06-10/25/06      USD        12,349        DKK         72,468                 (25)
10/20/06-12/21/06      USD        70,974        CHF         88,316                (348)
10/25/06               USD       116,140        EUR         90,681              (1,134)
10/25/06               USD         2,632        NOK         17,132                  --
10/25/06               USD           657        NZD            996                  (8)
10/25/06               USD         8,754        SEK         63,125                (124)
10/25/06               USD         3,002        SGD          4,734                 (14)
12/21/06-2/21/07       CHF        37,500        USD         30,525                 308
12/21/06-2/21/07       JPY     2,667,000        GBP         12,302                  29
12/21/06-2/21/07       JPY     5,356,000        USD         46,457                 358
12/21/06-3/22/07       JPY     3,568,000        NZD         48,229                 488
1/22/07-2/21/07        CHF        28,300        GBP         12,199                 (55)
1/22/07-2/21/07        GBP         8,196        CHF         18,900                 (62)
1/23/07-2/21/07        NZD        23,824        JPY      1,783,000                 (61)
2/21/07                GBP         4,123        JPY        888,000                 (40)
                                                                             ---------
                                                                             $  (4,264)
                                                                             =========

Futures -- A summary of the open futures contracts held by the Fund at September 30, 2006, is as follows (see Note 2 in Notes to Financial Statements):

-------------------------------------------------------------------------------
                                                                     UNREALIZED
                                                                   APPRECIATION
TYPE OF                          NUMBER OF        EXPIRATION     (DEPRECIATION)
CONTRACT                         CONTRACTS              DATE      ($ THOUSANDS)
-------------------------------------------------------------------------------
90-Day Euro$                          (144)         Mar-2007           $    (10)
90-Day Euro$                          (144)         Mar-2008               (136)
90-Day Euro$                          (144)         Mar-2009               (135)
90-Day Euro$                          (142)         Mar-2010               (122)
90-Day Euro$                          (130)         Mar-2011               (130)
90-Day Euro$                          (218)         Jun-2007               (127)
90-Day Euro$                          (126)         Jun-2008               (115)
90-Day Euro$                          (144)         Jun-2009               (132)
90-Day Euro$                          (165)         Jun-2010               (141)
90-Day Euro$                            (6)         Jun-2011                 (5)
90-Day Euro$                          (144)         Sep-2007                (94)
90-Day Euro$                          (144)         Sep-2008               (141)
90-Day Euro$                          (144)         Sep-2009               (129)
90-Day Euro$                          (162)         Sep-2010               (138)
90-Day Euro$                           (70)         Dec-2006                 36
90-Day Euro$                          (144)         Dec-2007               (125)
90-Day Euro$                          (144)         Dec-2008               (140)
90-Day Euro$                          (144)         Dec-2009               (127)
90-Day Euro$                          (162)         Dec-2010               (136)
Amsterdam Exchange Index               116          Oct-2006                484
CAC40 10 Euro                          571          Oct-2006                748
DAX Index                              219          Dec-2006                824
DJ Euro Stoxx 50 Index                 620          Dec-2006                622
Euro-Bund                              (82)         Dec-2006                (82)
FTSE 100 Index                       1,120          Dec-2006              1,475
Hang Seng Index                         77          Oct-2006                 12
Ibex 35 Index                           93          Oct-2006                962
MSCI Singapore Index                    93          Oct-2006                 24
OMX Index                            1,586          Oct-2006                214
S&P/MIB Index                           70          Dec-2006                309
SPI 200 Index                          295          Dec-2006                870
Topix Index                            845          Dec-2006             (2,215)
U.S. 10-Year Note                     (166)         Dec-2006               (169)
U.S. 2-Year Note                       (72)         Dec-2006                (23)
U.S. 5-Year Note                      (613)         Dec-2006               (412)
U.S. Long Treasury Bond                (29)         Dec-2006                (54)
                                                                       --------
                                                                       $  1,542
                                                                       ========


--------------------------------------------------------------------------------
20    SEI Institutional International Trust / Annual Report / September 30, 2006

Swaps -- A summary of outstanding swap agreements held by the Fund at September 30, 2006, is as follows (see Note 2 in Notes to Financial Statements):

-----------------------------------------------------------------------------------------------------
                                        TOTAL RETURN SWAPS
-----------------------------------------------------------------------------------------------------
                                                                                          UNREALIZED
                                                                        NOTIONAL        APPRECIATION
                                                     EXPIRATION           AMOUNT      (DEPRECIATION)
DESCRIPTION                                                DATE      (THOUSANDS)       ($ THOUSANDS)
-----------------------------------------------------------------------------------------------------
  Receive payment on the monthly reset spread
     from Banc of America -- CMBS AAA10Yr
     Index plus 15 basis points times the notional
     amount. Fund receives payment if the
     return on the spread appreciates over the
     payment period and pays if the return on
     the spread depreciates over the payment
     period. (Counterparty: Bank of America)           02/28/07           55,000              $   40

  Receive payment on the monthly reset spread
     from Banc of America -- CMBS AAA10Yr
     Index plus 15 basis points times the notional
     amount. Fund receives payment if the
     return on the spread appreciates over the
     payment period and pays if the return on
     the spread depreciates over the payment
     period. (Counterparty: Bank of America)           01/31/07           85,000                  69

  Receive payment on the monthly reset spread
     from Banc of America -- CMBS AAA10Yr
     Index plus 15 basis points times the notional
     amount. Fund receives payment if the
     return on the spread appreciates over the
     payment period and pays if the return on
     the spread depreciates over the payment
     period. (Counterparty: Bank of America)           03/31/07           28,000                  19

  Receive payment on the monthly reset spread
     from Banc of America -- CMBS BBB Index
     times the notional amount. Fund receives
     payment if the return on the spread
     appreciates over the payment period and
     pays if the return on the spread depreciates
     over the payment period.
     (Counterparty: Bank of America)                   10/31/06           10,000                  21

  Receive payment on the monthly reset spread
     from Banc of America -- CMBS BBB Index
     times the notional amount. Fund receives
     payment if the return on the spread
     appreciates over the payment period and
     pays if the return on the spread depreciates
     over the payment period.
     (Counterparty: Bank of America)                   10/31/06           10,000                  21

  Receive payment on the monthly reset spread
     from Lehman Brothers -- CMBS AAA Index
     times the notional amount. Fund receives
     payment if the return on the spread
     appreciates over the payment period and
     pays if the return on the spread depreciates
     over the payment period.
     (Counterparty: Wachovia)                          03/01/07           50,000                  36

  Receive payment on the monthly reset spread
     from Swiss Market Index -- CHF 3M RTI
     LIBOR plus 32bps. Fund receives payment if
     the return on the spread appreciates over
     the payment period and pays if the return
     on the spread depreciates over the payment
     period. (Counterparty: JPMorgan Chase)            01/12/07           33,348               2,882
-----------------------------------------------------------------------------------------------------
                                                                                              $3,088
-----------------------------------------------------------------------------------------------------
                                        CREDIT DEFAULT SWAPS
-----------------------------------------------------------------------------------------------------
  Fund receives monthly payment of 0.54%
     per annum times the notional amount
     of the ABX.HE.A Index. Upon a defined
     credit event, Fund pays the notional amount
     and takes receipt of the defined deliverable
     obligation. (Counterparty: Bank of America)       07/25/45          (21,500)             $   (6)

  Fund receives monthly payment of 0.54%
     per annum times the notional amount
     of the ABX.HE.A Index. Upon a defined
     credit event, Fund pays the notional amount
     and takes receipt of the defined deliverable
     obligation. (Counterparty: Bank of America)       07/25/45          (23,500)                (39)
-----------------------------------------------------------------------------------------------------
                                                                                              $  (45)
-----------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Description
--------------------------------------------------------------------------------

      Percentages are based on Net Assets of $3,504,408 ($ Thousands).

 *    Non-Income Producing Security

**    Rate shown is the 7-day effective yield as of September 30, 2006.

 +    Real Estate Investment Trust

++    See Note 3 in the Notes to Financial Statements.

(1)   In U.S. dollars unless otherwise indicated.

(A) Security, or portion thereof, has been pledged as collateral on open futures contracts and written options.

(B) This security or a partial position of this security is on loan at September 30, 2006. The total value of securities on loan at September 30, 2006 was $704,393 ($ Thousands) (See Note 8).

(C) This security was purchased with cash collateral held from securities lending. The total value of such securities as of September 30, 2006 was $743,713 ($ Thousands) (See Note 8).

(D) Variable Rate Security -- The rate reported on the Schedule of Investments is the rate in effect as of September 30, 2006.

(E)   The rate reported is the effective yield at time of purchase.

(F) This security was sold within the terms of a private placement memorandum, exempt from registration under Section 3A-4, 4(2), or 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other "accredited investors." These securities have been determined to be liquid under guidelines established by the Board of Trustees.

(G) Step Bonds -- The rate reflected on the Schedule of Investments is the effective yield on September 30, 2006. The coupon on a step bond changes on a specified date.

(H) Zero coupon security. The rate reported on the Schedule of Investments is the effective yield at time of purchase.

(I) Security, or portion of this security, has been pledged as collateral on open swap contracts. The rate reported on the Schedule of Investments is the effective yield at time of purchase.

(J)   Tri-Party Repurchase Agreement.

(K) Security, or a poriton of this security, has been pledged as collateral on reverse repurchase agreements.

(L) Securities are fair valued using methods determined in good faith by the Valuation Committee of the Board of Trustees. As of September 30, 2006, the total value of these securities was $4,405 ($ Thousands), representing 0.13% of net assets.

ADR -- American Depositary Receipt
AUD -- Australian Dollar
CAD -- Canadian Dollar
CHF -- Swiss Franc
Cl -- Class
CMBS -- Commercial Mortgage-Backed Securities
CMO -- Collateralized Mortgage Obligation
DKK -- Danish Krone
DN -- Discount Note
EUR -- Euro
FDR -- Fiduciary Depositary Receipt
FHLMC -- Federal Home Loan Mortgage Corporation
FNMA -- Federal National Mortgage Association
GBP -- British Pound Sterling
GDR -- Global Depositary Receipt
GNMA -- Government National Mortgage Association
HKD -- Hong Kong Dollar
IO -- Interest Only Security -- face amount represents notional amount. JPY -- Japanese Yen
LIBOR -- London InterBank Offering Rate
LLC -- Limited Liability Company
MTN -- Medium Term Note
MXP -- Mexican Peso
NIM -- Net Interest Margin
NOK -- Norwegian Krone
NZD -- New Zealand Dollar
SDR -- Swedish Depository Receipt
SEK -- Swedish Krona
Ser -- Series
SGD -- Singapore Dollar
STRIPS -- Separately Traded Registered Interest and Principal Securities TBA -- To Be Announced
USD -- U.S. Dollar
ZAR -- South African Rand

Amounts designated as "--" are either $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.


--------------------------------------------------------------------------------
SEI Institutional International Trust / Annual Report / September 30, 2006    21

SCHEDULE OF INVESTMENTS

Emerging Markets Equity Fund

September 30, 2006

--------------------------------------------------------------------------------

SECTOR WEIGHTINGS (UNAUDITED)+:

  [THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL.]

Financials                              17.7%
Energy                                  13.9%
Information Technology                  13.7%
Telecommunication Services              10.9%
Consumer Discretionary                   8.0%
Industrials                              7.2%
Basic Materials                          6.9%
Short-Term Investments                   5.9%
Commercial Paper                         5.6%
Consumer Staples                         4.8%
Utilities                                3.4%
Healthcare                               1.6%
Exchange Traded Fund                     0.3%
Asset-Backed Securities                  0.1%

+ Percentages based on total investments. Includes Investments held as collateral for securities on loan (see Note 8).

--------------------------------------------------------------------------------
                                                                   Market Value
Description                                              Shares   ($ Thousands)
--------------------------------------------------------------------------------

COMMON STOCK -- 92.7%

ARGENTINA -- 0.1%
   IRSA Inversiones y
      Representaciones GDR*                             101,000   $       1,279
   Petrobas Energia Participaciones ADR*                 55,800             562
                                                                  --------------
                                                                          1,841
                                                                  --------------

BERMUDA -- 0.1%
   Credicorp                                             25,700           1,079
                                                                  --------------

BRAZIL -- 8.1%
   All America Latina Logistica                         181,900           1,424
   Aracruz Celulose ADR                                  21,443           1,067
   Arcelor Brasil                                       133,067           2,343
   Banco Bradesco ADR                                   127,800           4,262
   Banco Itau Holding Financeira ADR (B)                 53,380           1,601
   Brasil Telecom Participacoes ADR (B)                 112,120           3,370
   Braskem ADR                                           43,400             546
   Centrais Eletricas Brasileiras                    34,932,900             775
   Cia Brasileira de Distribuicao Grupo
      Pao de Acucar ADR                                 212,250           5,521
   Cia de Bebidas das Americas ADR                        2,000              91
   Cia de Saneamento Basico do
      Estado de Sao Paulo                            10,089,700           1,224
   Cia Energetica de Minas Gerais ADR*                  140,000           5,531
   Cia Paranaense de Energia                             23,000             259
   Cia Vale do Rio Doce ADR (B)                         277,300           5,979
   CPFL Energia ADR                                      32,200           1,237
   Cyrela Brazil Realty                                 135,000           2,300
   Eletropaulo Metropolitana de
      Sao Paulo*                                     16,738,000             671
   Empresa Brasileira de
      Aeronautica ADR (B)                                55,230           2,169
   Grendene                                             164,000           1,292
   Localiza Rent A CAR                                   30,000             623

--------------------------------------------------------------------------------
                                                                   Market Value
Description                                              Shares   ($ Thousands)
--------------------------------------------------------------------------------
   Lojas Renner                                          30,600   $       1,776
   Petroleo Brasileiro ADR                              435,077          34,074
   Rossi Residencial                                    100,000           1,082
   Submarino                                             76,000           1,481
   Tele Norte Leste Participacoes                        32,592           1,018
   Tele Norte Leste Participacoes ADR                   185,300           2,541
   Tim Participacoes ADR                                210,300           5,857
   Uniao de Bancos Brasileiros ADR                      181,900          13,460
   Vivo Participacoes ADR                             1,021,700           3,188
   Votorantim Celulose e Papel ADR                       96,900           1,642
                                                                  --------------
                                                                        108,404
                                                                  --------------

CHILE -- 1.6%
   Banco Santander Chile ADR                             41,600           1,882
   Centros Comerciales Sudamericanos                  2,052,505           5,308
   Cervecerias Unidas ADR                                 9,100             240
   Cia Cervecerias Unidas ADR                            11,677             307
   CorpBanca                                        365,700,900           1,783
   Empresa Nacional de
      Electricidad ADR (B)                              148,700           4,506
   Empresas CMPC                                         32,600             939
   Enersis ADR                                          113,622           1,500
   Lan Airlines ADR (B)                                  51,700           1,970
   Masisa                                             1,251,060             213
   Masisa ADR                                            41,400             349
   United Breweries                                     361,660           1,898
                                                                  --------------
                                                                         20,895
                                                                  --------------

CHINA -- 4.7%
   Aluminum Corp of China                             1,826,000           1,160
   Baidu.com ADR*                                         1,000              87
   Byd                                                   81,200             234
   China Construction Bank (A) (B)                   17,068,000           7,382
   China Petroleum & Chemical, Cl H (B)               9,954,300           6,183
   China Shenhua Energy (B)                           1,546,000           2,488
   China Shipping Development (B)                     5,516,000           5,267
   China Telecom (B)                                 23,438,000           8,482
   China Yurun Food Group (B)                         2,826,000           2,350
   Ctrip.com International ADR                            6,000             270
   Huadian Power International (B)                    6,453,400           1,830
   Huaneng Power International (B)                    2,854,800           2,059
   Mindray Medical International ADR*                    57,000             951
   PetroChina (B)                                    13,854,000          14,899
   Sinotrans (B)                                      5,381,000           1,844
   Weiqiao Textile (B)                                2,038,400           2,700
   Yanzhou Coal Mining (B)                            7,472,900           5,121
                                                                  --------------
                                                                         63,307
                                                                  --------------

COLOMBIA -- 0.3%
   BanColombia ADR                                      153,601           4,393
                                                                  --------------


--------------------------------------------------------------------------------
22    SEI Institutional International Trust / Annual Report / September 30, 2006

--------------------------------------------------------------------------------
                                                                   Market Value
Description                                              Shares   ($ Thousands)
--------------------------------------------------------------------------------

CZECH REPUBLIC -- 0.8%
   CEZ                                                   88,802   $       3,143
   Komercni Banka                                        19,150           2,836
   Telefonica 02 GDR                                    213,123           4,576
                                                                  --------------
                                                                         10,555
                                                                  --------------

EGYPT -- 0.8%
   Commercial International Bank GDR                    379,650           3,047
   Mobinil-Egyptian Mobile Services                      39,037           1,090
   Orascom Construction Industries                       85,865           3,742
   Orascom Construction Industries GDR (A)                8,354             728
   Orascom Telecom Holding                               34,217           1,950
   Orascom Telecom Holding GDR                           10,132             560
                                                                  --------------
                                                                         11,117
                                                                  --------------

HONG KONG -- 5.3%
   ASM Pacific Technology (B)                           404,500           2,123
   Brilliance China Automotive
      Holdings (B)                                    4,645,000             721
   China Mengniu Dairy                                4,692,000           7,864
   China Merchants Bank                               1,254,895           1,768
   China Mobile Hong Kong (B)                         3,152,500          22,271
   China Overseas Land &
      Investment (B)                                  7,518,000           5,798
   Citic Pacific                                        658,000           2,027
   CNOOC (B)                                          5,664,500           4,711
   Cosco Pacific (B)                                  2,158,000           4,315
   Denway Motors (B)                                  7,958,000           2,880
   Giordano International (B)                         1,928,000             940
   Global Bio-Chem Technology Group (B)               4,189,500           1,172
   GOME Electrical Appliances Holdings                3,287,000           2,666
   Johnson Electric Holdings (B)                      2,489,500           2,176
   Li & Fung (B)                                      1,232,000           3,061
   Panva Gas Holdings*                                  987,000             337
   Parkson Retail Group                                  26,500              98
   Samson Holding                                     1,316,000             633
   Shanghai Industrial Holdings (B)                   1,063,000           2,008
   Shui On Land*                                        528,500             363
   Texwinca Holdings                                  1,222,600             799
   Yue Yuen Industrial Holdings (B)                     596,500           1,853
                                                                  --------------
                                                                         70,584
                                                                  --------------

HUNGARY -- 0.8%
   Gedeon Richter                                        26,902           5,545
   Magyar Telekom*                                      585,009           2,350
   Mol Magyar Olaj-es Gazipari                           12,716           1,157
   OTP Bank                                              18,188             573
   OTP Bank GDR                                          20,527           1,291
                                                                  --------------
                                                                         10,916
                                                                  --------------

--------------------------------------------------------------------------------
                                                                   Market Value
Description                                              Shares   ($ Thousands)
--------------------------------------------------------------------------------

INDIA -- 8.1%
   Andhra Bank                                          248,433   $         515
   Bharat Heavy Electricals                             121,493           6,330
   Bharat Petroleum                                     326,643           2,609
   Bharti Televentures*                               1,418,637          14,483
   GAIL India                                           216,932           1,243
   GAIL India GDR (A)                                    20,100             691
   Hindalco Industries                                1,013,426           3,781
   Hindalco Industries GDR (A) (B)                      705,900           2,591
   Hindalco Industries GDR (A)                          169,600             334
   Hindustan Petroleum                                  372,970           2,271
   Housing Development Finance                           16,489             551
   ICICI Bank ADR                                        10,500             323
   Infosys Technologies                                 268,080          10,787
   Infosys Technologies ADR (B)                          13,800             659
   ITC                                                  952,512           3,892
   Jet Airways India                                     42,360             597
   Larsen & Toubro                                       89,358           2,477
   Mahanagar Telephone Nigam                            538,470           1,836
   Mahanagar Telephone Nigam ADR                         83,750             556
   Mahindra & Mahindra                                  279,394           4,140
   Maruti Udyog                                         190,091           4,061
   Oil & Natural Gas                                    220,754           5,623
   Punjab National Bank                                  74,097             849
   Ranbaxy Laboratories                                 578,772           5,543
   Reliance Energy                                       18,180             191
   Reliance Industries                                  105,350           2,686
   Satyam Computer Services                             376,758           6,715
   Siemens India                                        201,443           4,705
   State Bank of India GDR (A)                           85,341           4,737
   Tata Motors                                          673,020          12,633
   Tata Motors ADR                                        7,600             141
   Union Bank of India                                   66,947             199
                                                                  --------------
                                                                        108,749
                                                                  --------------

INDONESIA -- 2.5%
   Astra International                                2,233,000           3,014
   Bank Central Asia                                  7,110,000           3,719
   Bank Mandiri Persero                              21,201,500           5,343
   Bank Rakyat Indonesia                              2,586,000           1,373
   Gudang Garam                                       1,535,600           1,723
   Indofood Sukses Makmur                             7,415,600           1,005
   Indosat                                            2,176,000           1,215
   Medco Energi Internasional                         7,555,200           2,846
   Telekomunikasi Indonesia                          14,180,500          12,989
                                                                  --------------
                                                                         33,227
                                                                  --------------


--------------------------------------------------------------------------------
SEI Institutional International Trust / Annual Report / September 30, 2006    23

SCHEDULE OF INVESTMENTS

September 30, 2006

--------------------------------------------------------------------------------
                                                                   Market Value
Description                                              Shares   ($ Thousands)
--------------------------------------------------------------------------------

ISRAEL -- 2.3%
   Bank Hapoalim                                      1,474,181   $       6,965
   Bank Leumi Le-Israel                                 460,800           1,807
   Bezeq Israeli Telecommunication                    4,059,841           5,078
   Check Point Software Technologies*                   108,800           2,073
   Makhteshim-Agan Industries                           371,083           1,833
   Super-Sol                                            223,250             707
   Taro Pharmaceuticals Industries (B)*                  78,100           1,039
   Teva Pharmaceutical Industries ADR                   338,416          11,536
                                                                  --------------
                                                                         31,038
                                                                  --------------

LUXEMBOURG -- 0.5%
   Tenaris ADR                                          182,100           6,443
                                                                  --------------

MALAYSIA -- 2.6%
   AMMB Holdings Berhad                               1,928,300           1,297
   Berjaya Sports Toto                                  576,300             731
   Commerce Asset Holdings                            1,610,200           2,903
   Gamuda                                             1,774,400           1,934
   Genting                                              329,300           2,152
   IOI                                                1,197,200           5,259
   Kuala Lumpur Kepong                                    8,400              25
   Malayan Banking                                    1,146,900           3,483
   Malaysia International Shipping
      (Foreign Market)                                1,018,400           2,375
   MK Land Holdings                                     533,800              67
   Proton Holdings                                      354,300             467
   Resorts World                                      1,889,000           5,685
   Sime Darby                                         2,449,200           3,985
   Tenaga Nasional                                    1,705,400           4,485
   Titan Chemicals                                      482,600             156
                                                                  --------------
                                                                         35,004
                                                                  --------------

MEXICO -- 5.5%
   America Movil ADR, Ser L                             338,086          13,310
   Cemex                                                536,472           1,618
   Cemex ADR                                            175,378           5,275
   Coca-Cola Femsa ADR                                  124,780           3,902
   Consorcio ARA                                        951,700           4,672
   Controladora Comercial Mexicana                    1,609,000           3,233
   Desc, Ser B                                          486,413             414
   Embotelladoras Arca                                  358,900           1,026
   Empresas ICA Sociedad
      Controladora ADR                                   22,533             969
   Fomento Economico Mexicano ADR                        38,582           3,740
   Grupo Aeroportuario del Pacifico ADR                   3,900             133
   Grupo Aeroportuario del Sureste ADR                   60,570           2,260
   Grupo Continental                                  1,030,000           1,915
   Grupo Famsa*                                         297,194             767
   Grupo Financiero Banorte                           2,198,464           6,878
   Grupo Mexico, Ser B                                  228,500             715

--------------------------------------------------------------------------------
                                                                   Market Value
Description                                              Shares   ($ Thousands)
--------------------------------------------------------------------------------

   Grupo Televisa ADR                                   224,120   $       4,765
   Kimberly-Clark de Mexico, Ser A                      316,500           1,281
   Organizacion Soriana, Ser B                          122,300             612
   Telefonos de Mexico ADR, Ser L                       190,400           4,871
   TV Azteca                                          5,739,200           3,726
   Urbi Desarrollos Urbanos*                          1,719,700           4,839
   Wal-Mart de Mexico, Ser V                            654,418           2,225
                                                                  --------------
                                                                         73,146
                                                                  --------------

PANAMA -- 0.0%
   Copa Holdings, Cl A                                    9,400             323
                                                                  --------------

PERU -- 0.1%
   Cia de Minas Buenaventura ADR                         25,500             688
                                                                  --------------

PHILIPPINES -- 0.6%
   ABS-CBN Broadcasting PDR (G)*                      1,275,900             420
   Banco de Oro Universal Bank (A) (G)*                  77,100           1,157
   Bank of the Philippine Islands (G)                 1,686,226           1,965
   Manila Electric (G)*                               1,230,700             723
   Philippine Long Distance Telephone
      ADR (G)                                            29,300           1,276
   SM Investments (G)                                   246,490           1,228
   SM Prime Holdings (G)                              5,556,400             930
                                                                  --------------
                                                                          7,699
                                                                  --------------

POLAND -- 0.4%
   KGHM Polska Miedz                                     35,000           1,124
   Opoczno                                                  994              13
   Telekomunikacja Polska                               555,256           3,524
                                                                  --------------
                                                                          4,661
                                                                  --------------

RUSSIA -- 9.6%
   Cherkizovo Group GDR*                                 88,206           1,154
   Comstar United Telesystems*                           63,600             429
   Comstar United Telesystems GDR (A)                   105,433             612
   CTC Media*                                            40,200             897
   LUKOIL ADR                                           549,941          41,906
   Mechel Steel Group OAO ADR (B)                        35,600             723
   MMC Norilsk Nickel ADR                                78,687           9,946
   Mobile Telesystems ADR                               143,800           5,431
   Novolipetsk Steel GDR                                223,508           4,347
   OAO Gazprom ADR                                      973,074          42,572
   Polyus Gold ADR*                                      64,779           2,844
   Rosneft Oil GDR*                                     104,245             826
   Sberbank                                                  --              --
   Sberbank GDR                                          25,771           6,496
   Surgutneftegaz ADR (B)                                54,700           3,528
   Unified Energy System GDR                             32,000           2,336
   Vimpel-Communications ADR*                            64,100           3,883
   Wimm-Bill-Dann Foods OJSC ADR                            500              22
                                                                  --------------
                                                                        127,952
                                                                  --------------


--------------------------------------------------------------------------------
24    SEI Institutional International Trust / Annual Report / September 30, 2006

--------------------------------------------------------------------------------
                                                                   Market Value
Description                                              Shares   ($ Thousands)
--------------------------------------------------------------------------------

SINGAPORE -- 0.1%
   Goodpack                                             528,000   $         572
                                                                  --------------

SOUTH AFRICA -- 6.2%
   ABSA Group (B)                                       149,376           1,913
   Alexander Forbes                                     662,141           1,364
   AngloGold Ashanti                                     26,475             992
   Aveng (B)                                            263,262             932
   Barloworld (B)                                       406,177           6,771
   Bidvest Group                                        157,681           2,294
   Edgars Consolidated Stores (B)                       415,980           1,606
   FirstRand (B)                                      2,586,214           5,893
   Gold Fields (B)                                      254,195           4,499
   Gold Fields ADR                                      152,801           2,726
   Impala Platinum Holdings (B)                          25,178           4,165
   Imperial Holdings                                    199,782           3,324
   JD Group (B)                                          72,975             611
   Kumba Resources (B)                                   94,062           1,598
   MTN Group (B)                                        361,959           2,935
   Nampak (B)                                         1,185,412           2,777
   Naspers (B)                                          153,345           2,361
   Nedbank Group (B)                                    355,070           5,220
   Sanlam (B)                                         3,748,564           8,252
   Sappi (B)                                            587,108           7,580
   Sasol (B)                                            332,750          10,966
   Standard Bank Group                                  163,484           1,638
   Steinhoff International Holdings (B)                 309,549           1,001
   Tiger Brands                                          77,765           1,416
                                                                  --------------
                                                                         82,834
                                                                  --------------

SOUTH KOREA -- 15.0%
   Amorepacific*                                            463             215
   Daegu Bank                                            93,610           1,568
   Daelim Industrial                                     58,600           3,993
   Daewoo Shipbuilding & Marine
      Engineering                                       276,930           8,953
   Hankook Tire                                          85,690           1,127
   Hanwha Chemical                                      208,540           2,225
   Hynix Semiconductor*                                 168,170           6,627
   Hynix Semiconductor GDS (A)*                          26,550           1,046
   Hyundai Department Store                              20,831           1,497
   Hyundai Development                                   83,520           3,724
   Hyundai Mobis                                         18,271           1,878
   Hyundai Motor                                        149,900          12,828
   Industrial Bank of Korea                              48,850             836
   Kookmin Bank                                         281,410          22,180
   Kookmin Bank ADR                                      79,974           6,240
   Korea Electric Power                                  16,900             330
   Korea Electric Power ADR                             162,230           6,316
   Korea Exchange Bank*                                  29,710             380
   Korean Reinsurance                                   128,846           1,593
   KT                                                     8,250             356
   KT ADR                                               165,400           3,551

--------------------------------------------------------------------------------
                                                                   Market Value
Description                                              Shares   ($ Thousands)
--------------------------------------------------------------------------------

   Kumho Tire                                           189,370   $       2,341
   Kumho Tire GDR (A)                                    45,100             279
   LG Chem                                               80,730           3,207
   LG Electronics                                        60,190           3,879
   LG Philips LCD*                                      116,940           3,880
   LG Philips LCD ADR*                                   10,400             173
   Lotte Shopping                                        20,970           7,422
   POSCO                                                 14,140           3,660
   POSCO ADR                                             65,860           4,276
   S-Oil                                                 64,500           4,314
   Samsung Electronics                                   67,944          47,665
   Samsung Fire & Marine Insurance                       48,220           7,413
   Samsung SDI                                           16,532           1,362
   Shinhan Financial Group                              113,710           5,124
   Shinsegae                                             18,896           9,783
   SK                                                    14,632             972
   SK Telecom                                             6,012           1,280
   SK Telecom ADR (B)                                   197,180           4,659
   STX Pan Ocean                                      3,470,000           1,848
                                                                  --------------
                                                                        201,000
                                                                  --------------

TAIWAN -- 12.4%
   Accton Technology*                                   531,649             272
   Acer                                               1,602,420           2,716
   Advanced Semiconductor Engineering*               11,053,910          10,270
   Asustek Computer                                     237,000             556
   AU Optronics                                       2,378,830           3,367
   Benq                                               3,122,300           1,835
   Catcher Technology                                   501,954           4,307
   Cathay Financial Holding                           1,890,213           3,786
   Chang Hwa Commercial Bank*                           334,000             201
   China Motor                                        2,087,836           1,817
   Chinatrust Financial Holding                      16,962,587          12,659
   Chunghwa Telecom                                   2,218,500           3,680
   Chunghwa Telecom ADR                                 236,132           4,087
   Compal Electronics                                 8,779,867           7,772
   Delta Electronics                                    808,550           2,321
   Elan Microelectronics                                173,609              69
   Eva Airways                                           13,948               5
   Far Eastern Textile                                1,206,463             895
   First Financial Holding                            5,179,208           3,521
   Foxconn Technology                                   269,430           2,426
   Fubon Financial Holding                            2,144,000           1,778
   High Tech Computer                                   407,798          10,793
   HON HAI Precision Industry                         2,642,402          16,087
   Largan Precision                                      88,350           1,810
   Lite-On Technology                                 1,630,979           2,013
   Makalot Industrial                                   110,000             164
   MediaTek                                             374,000           3,548
   Merry Electronics                                     44,382             158
   Nan Ya Printed Circuit Board                          12,000              83
   Nien Hsing Textile                                 1,327,000             678
   Nien Made Enterprises                              1,521,810           1,246


--------------------------------------------------------------------------------
SEI Institutional International Trust / Annual Report / September 30, 2006    25

SCHEDULE OF INVESTMENTS

September 30, 2006

--------------------------------------------------------------------------------
                                                                   Market Value
Description                                              Shares   ($ Thousands)
--------------------------------------------------------------------------------

   Novatek Microelectronics                             179,398   $         848
   Optimax Technology                                 1,377,533             922
   Quanta Computer                                    3,516,956           5,037
   Radiant Opto-Electronics                             558,150             793
   Siliconware Precision Industries                   1,232,098           1,469
   SinoPac Financial Holdings                         8,308,230           3,966
   Sunplus Technology                                 1,380,064           1,318
   Taiwan Cement                                      1,810,854           1,357
   Taiwan Mobile                                        498,632             478
   Taiwan Semiconductor Manufacturing                10,419,214          18,794
   Taiwan Semiconductor Manufacturing
      ADR (B)                                           965,758           9,271
   United Microelectronics                           23,822,709          13,352
   Yageo*                                             6,754,440           2,367
   Yuanta Core Pacific Securities                     1,496,000             997
                                                                  --------------
                                                                        165,889
                                                                  --------------

THAILAND -- 2.0%
   Advanced Info Service (B)                          1,170,300           2,802
   Bangkok Bank (B)                                     514,600           1,506
   Bangkok Land NVDR*                               217,660,200           4,112
   Charoen Pokphand Foods (B)                         8,699,000           1,106
   CP Seven Eleven                                    3,951,200             631
   Delta Electronics Thai                             1,229,400             585
   Kasikornbank NVDR (B)                              2,133,000           3,916
   Krung Thai Bank (B)                                7,169,100           2,174
   PTT                                                  601,700           3,458
   PTT (Foreign)                                        280,200           1,610
   Siam Commercial Bank (B)                           1,383,700           2,283
   Siam Makro                                           188,500             344
   Thai Oil (B)                                       1,599,300           2,553
                                                                  --------------
                                                                         27,080
                                                                  --------------

TURKEY -- 1.9%
   Akbank                                                    --              --
   Arcelik                                              160,426           1,002
   Ford Otomotiv Sanayi                                  61,569             403
   GSD Holding*                                       3,318,000           2,567
   Haci Omer Sabanci Holding                          1,079,739           3,819
   KOC Holding*                                         305,271             981
   Turkcell Iletisim Hizmet                             609,239           3,101
   Turkiye Garanti Bankasi                            1,563,767           4,632
   Turkiye Is Bankasi                                 1,672,696           8,903
                                                                  --------------
                                                                         25,408
                                                                  --------------

UNITED KINGDOM -- 0.3%
   Anglo American                                        95,020           3,963
   BHP Billiton (B)                                      29,588             509
                                                                  --------------
                                                                          4,472
                                                                  --------------

--------------------------------------------------------------------------------
                                             Shares/Face Amount    Market Value
Description                                   ($ Thousands) (1)   ($ Thousands)
--------------------------------------------------------------------------------

UNITED STATES -- 0.0%
   Caspian Services*                                     79,500   $         357
                                                                  --------------

Total Common Stock
   (Cost $959,330) ($ Thousands)                                      1,239,633
                                                                  --------------

CORPORATE OBLIGATIONS (A) (C) (D) -- 0.9%

UNITED STATES -- 0.9%
   Beta Finance MTN
          5.420%, 05/10/07                          $     3,000           2,999
   Cheyne Finance LLC MTN
          5.424%, 04/16/07                                1,000           1,000
   K2 LLC MTN
          5.420%, 05/21/07                                2,000           2,000
          5.345%, 04/18/07                                1,500           1,500
   Links Finance LLC MTN
          5.420%, 05/21/07                                2,000           2,000
   Premier Asset Collateralization LLC MTN
          5.310%, 04/25/07                                1,500           1,500
   Sigma Finance MTN
          5.340%, 04/18/07                                1,500           1,500
                                                                  --------------

Total Corporate Obligations
   (Cost $12,499) ($ Thousands)                                          12,499
                                                                  --------------

ASSET-BACKED SECURITIES (A) (C) (D) -- 0.2%

UNITED STATES -- 0.2%
   Lothian Mortgages Master Issue Trust,
      Ser 2006-1A, Cl A1
          5.300%, 01/24/28                                1,813           1,813
                                                                  --------------

Total Asset-Backed Securities
   (Cost $1,813) ($ Thousands)                                            1,813
                                                                  --------------

DEBENTURE BOND -- 0.0%

BRAZIL -- 0.0%
   Companhia Vale do Rio Doce*
          0.000%, 09/30/49                                    8              --
                                                                  --------------

Total Debenture Bond
   (Cost $0) ($ Thousands)                                                   --
                                                                  --------------

PREFERRED STOCK -- 4.5%

BRAZIL -- 4.0%
   Braskem, Cl A                                        371,800           2,338
   Centrais Eletricas Brasileiras, Cl B              66,060,000           1,366
   Cia de Bebidas das Americas ADR (B)                   67,500           3,063
   Cia de Tecidos do Norte de Minas -
      Coteminas                                      19,117,100           1,620
   Cia Energetica de Minas Gerais                   138,089,393           5,435


--------------------------------------------------------------------------------
26    SEI Institutional International Trust / Annual Report / September 30, 2006

--------------------------------------------------------------------------------
                                             Shares/Face Amount    Market Value
Description                                    ($ Thousands)(1)   ($ Thousands)
--------------------------------------------------------------------------------

   Cia Paranaense de Energia                        173,960,100   $       1,957
   Cia Paranaense de Energia ADR                        524,200           5,908
   Cia Vale do Rio Doce ADR                             328,638           6,083
   Cia Vale do Rio Doce, Cl A                            46,478             861
   Duratex                                              108,000           1,211
   Investimentos Itau                                 1,644,933           6,766
   Klabin                                               277,800             589
   Petroleo Brasileiro                                   21,400           1,602
   Tam                                                  161,885           5,123
   Telecomunicacoes de Sao Paulo                         46,776           1,034
   Telemar Norte Leste                                  341,234           7,265
   Telemig Celular Participacoes                    788,963,610           1,457
                                                                  --------------
                                                                         53,678
                                                                  --------------

SOUTH KOREA -- 0.5%
   Hyundai Motor                                         73,890           3,747
   Hyundai Motor (Second Preferred)                      46,810           2,443
                                                                  --------------
                                                                          6,190
                                                                  --------------

Total Preferred Stock
   (Cost $40,356) ($ Thousands)                                          59,868
                                                                  --------------

EXCHANGE TRADED FUND -- 0.3%

UNITED STATES -- 0.3%
   iShares FTSE/Xinhua China 25
      Index Fund                                         50,000           4,068
                                                                  --------------

Total Exchange Traded Fund
   (Cost $3,876) ($ Thousands)                                            4,068
                                                                  --------------

COMMERCIAL PAPER (C) (E) -- 6.3%

   Amsterdam Funding
          5.273%, 10/25/06                                7,500           7,474
   Asap Funding
          5.312%, 10/19/06                                7,000           6,982
   Atlas Capital Funding
          5.299%, 02/12/07                                5,000           5,000
   Bavaria TRR
          5.324%, 10/25/06                                3,000           2,989
   Bavaria Universal Funding
          5.318%, 10/05/06                                5,000           4,997
   Brahms Funding
          5.320%, 10/23/06                                8,000           7,974
   Citius I Funding
          5.298%, 10/25/06                                6,000           5,979
   Giro Balanced Funding
          5.310%, 10/16/06                                2,000           1,996
          5.293%, 10/06/06                                8,000           7,994
   Harwood Street Funding I
          5.312%, 10/04/06                                8,000           7,997
   Mica Funding LLC
          5.297%, 10/04/06                                6,000           5,997
   Ocala
          5.313%, 10/13/06                                6,000           5,989

--------------------------------------------------------------------------------
                                             Shares/Face Amount    Market Value
Description                                    ($ Thousands)(1)   ($ Thousands)
--------------------------------------------------------------------------------

   Ticonderoga Funding LLC
          5.303%, 10/25/06                                6,000   $       5,979
   Von Karman Funding
          5.361%, 10/13/06                                7,000           6,988
                                                                  --------------

Total Commercial Paper
   (Cost $84,335) ($ Thousands)                                          84,335
                                                                  --------------

TIME DEPOSITS -- 1.2%

UNITED STATES -- 1.2%
   Brown Brothers Harriman
          7.050%, 10/02/06                     ZAR        1,289             166
          4.630%, 10/02/06                               16,030          16,030
          3.920%, 10/02/06                     GBP           51              95
          3.050%, 10/02/06                     HKD        1,500             193
          2.350%, 10/02/06                     SGD           --              --
          2.190%, 10/02/06                     EUR           21              26
                                                                  --------------

Total Time Deposits
   (Cost $16,510) ($ Thousands)                                          16,510
                                                                  --------------

CASH EQUIVALENTS** -- 0.6%

UNITED STATES -- 0.6%
   Barclays Global Investors Funds, Prime
      Money Market Fund, 5.230% (C)                     557,486             557
   SEI Daily Income Trust, Prime Obligation
      Fund, Cl A, 5.330%+                             5,228,758           5,229
   The Reserve Funds, Primary Fund,
      Cl 8, 5.200% (C)                                1,714,568           1,715
                                                                  --------------

Total Cash Equivalents
   (Cost $7,501) ($ Thousands)                                            7,501
                                                                  --------------

REPURCHASE AGREEMENTS (C) (F) -- 6.1%
   Banc of America
      5.350%, dated 09/29/06, to be
      repurchased on 10/02/06,
      repurchase price $7,003,121
      (collateralized by a
      U.S. Government Obligation,
      par value $6,976,189, 6.500%,
      08/01/36; with total market
      value $7,140,001)                             $     7,000           7,000
   Deutsche Bank
      5.350%, dated 09/29/06, to be
      repurchased on 10/02/06,
      repurchase price $28,012,483
      (collateralized by various
      U.S. Government Obligations,
      ranging in par value $3,585,093-
      $13,842,570, 5.000%-5.500%,
      09/01/19-09/01/35; with total
      market value $28,560,000)                          28,000          28,000


--------------------------------------------------------------------------------
SEI Institutional International Trust / Annual Report / September 30, 2006    27

SCHEDULE OF INVESTMENTS

Emerging Markets Equity Fund (Concluded)

September 30, 2006

--------------------------------------------------------------------------------
                                                    Face Amount    Market Value
Description                                   ($ Thousands) (1)   ($ Thousands)
--------------------------------------------------------------------------------

   Goldman Sachs
      5.380%, dated 09/29/06, to be
      repurchased on 10/02/06,
      repurchase price $10,004,483
      (collateralized by a
      U.S. Government Obligation,
      par value $12,145,996, 7.000%,
      12/20/32; with total market
      value $10,200,001)                            $    10,000   $      10,000
   Lehman Brothers
      5.380%, dated 09/29/06, to be
      repurchased on 10/02/06,
      repurchase price $21,009,415
      (collateralized by various
      U.S. Government Obligations,
      ranging in par value $3,895,000-
      $8,723,886, 4.500%-9.000%,
      01/25/17-05/01/36; with total
      market value $21,420,776)                          21,000          21,000
   Merrill Lynch
      5.350%, dated 09/29/06, to be
      repurchased on 10/02/06,
      repurchase price $16,007,133
      (collateralized by various
      U.S. Government Obligations,
      ranging in par value $575,000-
      $9,080,465, 0.000%, 05/01/16-
      08/01/36; with total market value
      $16,321,370)                                       16,000          16,000
                                                                  --------------

Total Repurchase Agreements
   (Cost $82,000) ($ Thousands)                                          82,000
                                                                  --------------

Total Investments -- 112.8%
   (Cost $1,208,220) ($ Thousands)                                $   1,508,227
                                                                  ==============

--------------------------------------------------------------------------------
Description
--------------------------------------------------------------------------------

      Percentages are based on Net Assets of $1,336,574 ($ Thousands).

 *    Non-Income Producing Security

**    Rate shown is the 7-day effective yield as of September 30, 2006.

 + Pursuant to an exemptive order issued by the Securities and Exchange Commission, the Fund may invest in the SEI money market funds, provided that investments in the money market funds do not exceed 25% of the Fund's total assets.

(1)   In U.S. dollars unless otherwise indicated.

(A) This security was sold within the terms of a private placement memorandum, exempt from registration under Section 3A-4, 4(2), or 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other "accredited investors." These securities have been determined to be liquid under guidelines established by the Board of Trustees.

(B) This security or a partial position of this security is on loan at September 30, 2006. The total value of securities on loan at September 30, 2006 was $166,213 ($ Thousands) (See Note 8).

(C) This security was purchased with cash collateral held from securities lending. The total value of such securities as of September 30, 2006 was $182,919 ($ Thousands) (See Note 8).

(D) Variable Rate Security -- The rate reported on the Schedule of Investments is the rate in effect as of September 30, 2006.

(E)   The rate reported is the effective yield at time of purchase.

(F)   Tri-Party Repurchase Agreement.

(G) Securities are fair valued using methods determined in good faith by the Valuation Committee of the Board of Trustees. As of September 30, 2006 the total value of these securities was $7,699 ($ Thousands) and represents 0.58% of net assets.

ADR -- American Depositary Receipt
Cl -- Class
EUR -- Euro
GBP -- British Pound Sterling
GDR -- Global Depositary Receipt
GDS -- Global Depositary Share
HKD -- Hong Kong Dollar
LLC -- Limited Liability Company
MTN -- Medium Term Note
NVDR -- Non-Voting Depositary Receipt
PDR -- Philippine Depositary Receipt
Ser -- Series
SGD -- Singapore Dollar
ZAR -- South African Rand

Amounts designated as "--" are either $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.


--------------------------------------------------------------------------------
28    SEI Institutional International Trust / Annual Report / September 30, 2006

International Fixed Income Fund

September 30, 2006

--------------------------------------------------------------------------------

SECTOR WEIGHTINGS (UNAUDITED)+:

  [THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL.]

Government                                         54.6%
Financials                                         13.1%
Asset-Backed Securities                            10.8%
Commercial Paper                                    9.9%
Loan Participations                                 2.3%
Time Deposits                                       2.0%
Utilities                                           1.4%
Telecommunication Services                          0.9%
U.S. Treasury Obligations                           0.8%
Consumer Staples                                    0.7%
U.S. Government Agency Obligations                  0.7%
Consumer Discretionary                              0.5%
Short-Term Investments                              0.5%
Energy                                              0.4%
Healthcare                                          0.3%
Industrials                                         0.3%
Basic Materials                                     0.3%
Master Note                                         0.2%
Certificate of Deposit                              0.2%
Information Technology                              0.1%

+ Percentages based on total investments. Includes Investments held as collateral for securities on loan (see Note 8).

--------------------------------------------------------------------------------
                                                    Face Amount    Market Value
Description                                     (Thousands) (1)   ($ Thousands)
--------------------------------------------------------------------------------

GLOBAL BONDS -- 69.8%

AUSTRALIA -- 0.7%
   Government of Australia
           8.750%, 08/15/08                               6,563   $       5,143
   Macquarie Bank MTN, Ser E
           5.500%, 09/19/16                   GBP           600           1,120
                                                                  --------------
                                                                          6,263
                                                                  --------------

AUSTRIA -- 0.2%
   Telekom Finanzmanagement
           5.000%, 07/22/13                               1,100           1,423
                                                                  --------------

BELGIUM -- 0.5%
   Kingdom of Belgium, Ser 31
           5.500%, 03/28/28                               2,410           3,743
                                                                  --------------

BRAZIL -- 0.5%
   Federal Republic of Brazil
           8.250%, 01/20/34                               3,323           3,822
                                                                  --------------

CANADA -- 2.1%
   Bell Canada MTN
           5.000%, 02/15/17                                 774             697
   Government of Canada
           4.500%, 06/01/15                                 190             177
           4.250%, 09/01/08                                 229             207
           4.000%, 09/01/10                              13,683          12,313
   Kinder Morgan Finance
           5.350%, 01/05/11                               1,313           1,277
   Province of Ontario
           1.875%, 01/25/10                   JPY       170,000           1,486
   YPG Holdings MTN
           5.250%, 02/15/16                               1,500           1,337
                                                                  --------------
                                                                         17,494
                                                                  --------------

--------------------------------------------------------------------------------
                                                    Face Amount    Market Value
Description                                     (Thousands) (1)   ($ Thousands)
--------------------------------------------------------------------------------

CAYMAN ISLANDS -- 0.7%
   BES Finance
           6.250%, 05/17/11                   EUR         1,000   $       1,379
   Mizuho Financial Group (D)
           4.750%, 04/15/14                   EUR         1,380           1,773
   Resona Preferred Global Securities (D) (E)
           7.191%, 07/30/49                                 818             847
   Yorkshire Power Finance
           7.250%, 08/04/28                   GBP           750           1,717
                                                                  --------------
                                                                          5,716
                                                                  --------------

DENMARK -- 0.2%
   Danske Bank MTN, Ser E (D)
           5.875%, 03/26/15                               1,000           1,377
                                                                  --------------

FINLAND -- 0.0%
   Government of Finland
           4.250%, 07/04/15                                 150             198
                                                                  --------------

FRANCE -- 7.7%
   Caisse Nationale des Autoroutes
           4.500%, 03/28/18                               1,500           1,987
   Caisse Refinancement de l'Habitat
           4.250%, 10/25/14                                 600             777
   Government of France
           5.750%, 10/25/32                              14,080          23,039
           4.000%, 04/25/09 (A)                          24,510          31,349
           4.000%, 04/25/55                                 370             479
           3.500%, 04/25/15                               3,794           4,739
   Veolia Environnement
           5.875%, 06/27/08                               1,740           2,278
                                                                  --------------
                                                                         64,648
                                                                  --------------

GERMANY -- 8.3%
   Bayer (D)
           5.000%, 07/29/05                                 400             454
   Deutsche Bundesrepublik
           4.750%, 07/04/34 (A)                          22,784          32,876
           3.750%, 01/04/15                              20,755          26,426
   Deutsche Pfandbriefbank
           4.500%, 01/15/18                               2,400           3,176
   Henkel Kgaa (D)
           5.375%, 11/25/04                                 400             476
   KFW
           2.050%, 02/16/26                   JPY       782,000           6,473
                                                                  --------------
                                                                         69,881
                                                                  --------------


--------------------------------------------------------------------------------
SEI Institutional International Trust / Annual Report / September 30, 2006    29

September 30, 2006

--------------------------------------------------------------------------------
                                                    Face Amount    Market Value
Description                                     (Thousands) (1)   ($ Thousands)
--------------------------------------------------------------------------------

ITALY -- 2.6%
   Buoni Poliennali Del Tesoro
           5.750%, 02/01/33                              10,170   $      15,969
   Sanpaolo IMI MTN, Ser E
           6.375%, 04/06/10                               4,300           5,855
                                                                  --------------
                                                                         21,824
                                                                  --------------

JAPAN -- 18.7%
   Abbott Japan
           1.050%, 11/06/08                             120,000           1,018
   Development Bank of Japan
           2.300%, 03/19/26                             830,000           7,081
           1.600%, 06/20/14                             840,000           7,195
   Government of Japan 10 Year Bond,
      Ser 252
           1.000%, 06/20/13                           1,657,700          13,744
   Government of Japan 10 Year Bond,
      Ser 256
           1.400%, 12/20/13                           6,024,000          51,026
   Government of Japan 10 Year Bond,
      Ser 268
           1.500%, 03/20/15                             222,600           1,878
   Government of Japan 10 Year Bond,
      Ser 279
           2.000%, 03/20/16                             764,000           6,672
   Government of Japan 20 Year Bond,
      Ser 48
           2.500%, 12/21/20                             674,400           6,106
   Government of Japan 20 Year Bond,
      Ser 82
           2.100%, 09/20/25                             894,000           7,521
   Government of Japan 30 Year Bond,
      Ser 22
           2.500%, 03/20/36                             287,000           2,469
   Government of Japan CPI Linked Bond,
      Ser 4
           0.500%, 06/10/15                               1,410              11
   Government of Japan CPI Linked Bond,
      Ser 5
           0.800%, 09/10/15                           3,115,904          25,893
   Japan Finance for Municipal Enterprises
           1.350%, 11/26/13                           3,034,000          25,524
   Sumitomo Mitsui Banking
           5.625%, 10/15/15 (D) (E)                         415             404
           4.375%, 10/27/14 (D)               EUR           830           1,059
                                                                  --------------
                                                                        157,601
                                                                  --------------

LUXEMBOURG -- 0.4%
   Basell AF SCA Registered
           8.375%, 08/15/15                                 310             403
   Gazprom OAO
           9.625%, 03/01/13                                 850           1,004

--------------------------------------------------------------------------------
                                                    Face Amount    Market Value
Description                                     (Thousands) (1)   ($ Thousands)
--------------------------------------------------------------------------------

   Glencore Finance Europe
           5.375%, 09/30/11                                 530   $         684
   Rhodia
          10.250%, 06/01/10                                 270             302
   Tyco International Group
           6.500%, 11/21/31                   GBP           316             667
           6.000%, 11/15/13                                 600             621
                                                                  --------------
                                                                          3,681
                                                                  --------------

MEXICO -- 2.2%
   Mexican Bonos, Ser M7
           8.000%, 12/24/08                             190,861          17,481
   Mexican Bonos, Ser MI10
           9.250%, 12/18/14                              11,240           1,097
                                                                  --------------
                                                                         18,578
                                                                  --------------

NETHERLANDS -- 2.5%
   BMW Finance MTN
           5.000%, 08/06/18                                 700             940
   E.ON International Finance MTN, Ser E
           5.750%, 05/29/09                               3,515           4,657
   EADS Finance MTN, Ser E
           4.625%, 03/03/10                               2,130           2,740
   Government of Netherlands
           7.500%, 01/15/23                                 796           1,447
   ING Bank MTN, Ser E
           5.500%, 01/04/12                               1,000           1,355
   ING Groep MTN, Ser E (D)
           4.176%, 06/29/49                                 700             855
   Koninklijke Philips Electronic
           5.750%, 05/16/08                                 950           1,236
   Saecure, Ser A2 (D)
           5.710%, 11/25/07                               6,000           7,755
                                                                  --------------
                                                                         20,985
                                                                  --------------

NORWAY -- 0.4%
   Government of Norway
           6.750%, 01/15/07                              20,435           3,162
                                                                  --------------

POLAND -- 2.1%
   Republic of Poland
           6.250%, 10/24/15                              43,475          14,589
           5.750%, 09/23/22                              10,000           3,173
                                                                  --------------
                                                                         17,762
                                                                  --------------

RUSSIA -- 0.5%
   Ministry Finance of Russia, Ser V
           3.000%, 05/14/08                               2,116           2,030
   Russia Federation Registered (G)
           5.000%, 03/31/30                               2,130           2,377
                                                                  --------------
                                                                          4,407
                                                                  --------------


--------------------------------------------------------------------------------
30    SEI Institutional International Trust / Annual Report / September 30, 2006

--------------------------------------------------------------------------------
                                                    Face Amount    Market Value
Description                                     (Thousands) (1)   ($ Thousands)
--------------------------------------------------------------------------------

SOUTH AFRICA -- 0.1%
   Foodcorp Registered
           8.875%, 06/15/12                                 435   $         568
                                                                  --------------

SPAIN -- 2.4%
   Government of Spain
           6.150%, 01/31/13                              14,030          20,218
                                                                  --------------

SUPRA-NATIONAL -- 0.4%
   European Investment Bank
           5.375%, 10/15/12                   EUR         1,000           1,379
           3.125%, 10/15/15                   EUR         1,000           1,202
   Ras Laffan III (E)
           5.838%, 09/30/27                                 955             921
                                                                  --------------
                                                                          3,502
                                                                  --------------

SWEDEN -- 2.6%
   Kingdom of Sweden, Ser 1045
           5.250%, 03/15/11                             135,605          19,767
   Svenska Handelsbanken MTN, Ser E (D)
           4.194%, 12/29/49                                 840           1,028
   Swedbank MTN, Ser E (D)
           5.750%, 03/17/16                   GBP           750           1,404
                                                                  --------------
                                                                         22,199
                                                                  --------------

UNITED KINGDOM -- 10.4%
   AIB UK 1 (D)
           4.781%, 12/17/49                   EUR           350             423
   Abbey National Treasury Services
           5.375%, 12/30/09                                 700           1,315
   Aviva (D)
           5.700%, 09/29/49                   EUR         1,000           1,339
   Bank of Scotland MTN, Ser E
           6.125%, 02/05/13                   EUR         1,630           2,300
           5.500%, 10/29/12                   EUR         2,390           3,259
   Barclays Bank MTN, Ser E
           5.750%, 09/14/26                                 500           1,004
   British Telecommunications
           5.750%, 12/07/28                                 200             359
   Chester Asset Receivables (D)
           6.125%, 10/15/10                   EUR         4,260           5,830
   Friends Provident (D)
           6.875%, 11/21/19                                 750           1,496
   HBOS MTN, Ser E (D)
           5.125%, 10/29/49                   EUR           700             917
   Halifax MTN, Ser E
           6.375%, 04/03/08                                 500             948
   Imperial Tobacco Finance MTN, Ser E
           6.250%, 06/06/07                   EUR         1,510           1,943
   Ineo's Group Holdings
           7.875%, 02/15/16                   EUR           200             238
   Lloyds TSB Bank (D)
           6.350%, 10/29/49                   EUR           700             982

--------------------------------------------------------------------------------
                                                    Face Amount    Market Value
Description                                     (Thousands) (1)   ($ Thousands)
--------------------------------------------------------------------------------

   Lloyds TSB Bank MTN, Ser E
           6.625%, 03/30/15                                 400   $         818
   MBNA Europe Funding MTN, Ser E
           4.500%, 01/23/09                   EUR         1,000           1,286
   Marks & Spencer MTN, Ser E
           5.625%, 03/24/14                                 500             930
   Mmo2
           6.375%, 01/25/07                   EUR         1,100           1,404
   National Westminster Bank
           6.500%, 09/07/21                                 400             847
   United Kingdom Treasury
           4.750%, 09/07/15                               8,780          16,636
           4.250%, 06/07/32                               6,930          13,134
           4.000%, 03/07/09                              13,488          24,720
   United Utilities Water MTN, Ser E
           6.625%, 11/08/07                   EUR         2,180           2,844
   Vodafone Group MTN, Ser E
           5.900%, 11/26/32                                 500             956
   Vodafone Group MTN, Ser E
           4.250%, 05/27/09                   EUR         1,500           1,912
                                                                  --------------
                                                                         87,840
                                                                  --------------

UNITED STATES -- 3.6%
   AK Steel
           7.875%, 02/15/09                                 420             418
   ASIF III Jersey
           0.950%, 07/15/09                   JPY       100,000             846
   Altria Group
           7.750%, 01/15/27                                 705             854
   American Express Credit MTN, Ser E
           5.625%, 08/18/09                   GBP           800           1,507
   Autonation (D) (E)
           7.676%, 04/15/13                                  80              81
   CIT Group MTN (D)
           5.630%, 05/18/07                                 765             766
   CIT Group MTN, Ser E
           5.500%, 12/15/08                   GBP           750           1,403
   Cablevision Systems, Ser B
           8.000%, 04/15/12                                 430             435
   Chase Credit Card Master Trust,
      Ser 1998-4
           5.000%, 08/15/08                   EUR         5,200           6,719
   Directv Holdings
           6.375%, 06/15/15                                 420             395
   Donnelley (R.R.) & Sons
           4.950%, 04/01/14                                 260             234
   Electronic Data Systems, Ser B
           6.500%, 08/01/13                                 790             801
   Embarq
           7.082%, 06/01/16                                 675             689
   Ford Motor Credit
           6.625%, 06/16/08                                 660             650
           6.500%, 01/25/07                                 410             410
           4.950%, 01/15/08                                 214             208


--------------------------------------------------------------------------------
SEI Institutional International Trust / Annual Report / September 30, 2006    31

SCHEDULE OF INVESTMENTS

September 30, 2006

--------------------------------------------------------------------------------
                                                    Face Amount    Market Value
Description                                     (Thousands) (1)   ($ Thousands)
--------------------------------------------------------------------------------

   General Electric Capital MTN, Ser E
           0.750%, 02/05/09                   JPY        70,000   $         592
   Genworth Financial
           1.600%, 06/20/11                   JPY       160,000           1,352
   Goldman Sachs Group
           5.125%, 01/15/15                         $       560             543
   HSBC Finance
           6.125%, 01/22/10                   GBP           600           1,146
   Hertz (E)
           8.875%, 01/01/14                                 400             419
   ILFC E-Capital Trust I (D) (E)
           5.900%, 12/21/65                                 270             272
   MGM Mirage
           8.375%, 02/01/11                                 380             396
   NRG Energy
           7.375%, 02/01/16                                 400             398
   Pfizer
           1.800%, 02/22/16                   JPY       190,000           1,590
           0.800%, 03/18/08                   JPY        23,000             195
   Qwest Communications International
           7.500%, 02/15/14                                 600             602
   Time Warner Entertainment
           8.375%, 03/15/23                                 755             872
   Toyota Motor Credit
           0.750%, 06/09/08                   JPY       180,000           1,527
   Tyson Foods
           8.250%, 10/01/11                               1,818           1,954
   Union Carbide
           7.750%, 10/01/96                                 910             957
   Wachovia Capital Trust III (D)
           5.800%, 03/15/11                                 687             689
   Williams
           7.875%, 09/01/21                                 370             387
                                                                  --------------
                                                                         30,307
                                                                  --------------

Total Global Bonds
   (Cost $574,520) ($ Thousands)                                        587,199
                                                                  --------------

ASSET-BACKED SECURITIES -- 10.2%

ITALY -- 0.4%
   Campidoglio Finance, Ser 1, Cl A (D)
           3.296%, 07/26/09                               2,500           3,167
                                                                  --------------

NETHERLANDS -- 2.4%
   Arena, Ser 2003-1, Cl A2 (D)
           4.300%, 05/19/55                               9,000          11,551
   Delphinus, Ser 1, Cl A2 (D)
           4.122%, 04/25/93                               4,000           5,098
   Saecure, Ser 5, Cl A (D)
           3.353%, 05/25/42                               3,174           4,020
                                                                  --------------
                                                                         20,669
                                                                  --------------

--------------------------------------------------------------------------------
                                                    Face Amount    Market Value
Description                                     (Thousands) (1)   ($ Thousands)
--------------------------------------------------------------------------------

SOUTH KOREA -- 0.5%
   Credipia, Ser 2006-1A, Cl A (D) (E)
           5.506%, 09/27/11                               4,000   $       4,000
                                                                  --------------

UNITED KINGDOM -- 3.7%
   Chester Asset Receivables,
      Ser C1, Cl C (D)
           3.940%, 09/15/13                               1,350           1,731
   Granite Master Issuer, Ser 2, Cl C2 (D)
           3.784%, 12/20/54                               2,000           2,540
   Karta, Ser 1, Cl A (D)
           3.240%, 07/15/12                               2,000           2,535
   Permanent Financing, Ser 1,
      Cl 4A1 (D)
           5.100%, 06/11/07                   EUR         9,200          11,759
   Sherwood Castle Funding, Ser 1, Cl A (D)
           3.497%, 08/15/10                               3,500           4,446
   Sherwood Castle Funding, Ser 2, Cl A (D)
           5.215%, 06/15/16                               2,300           4,301
   The Mall Funding, Ser 1, Cl A (D)
           4.920%, 04/22/14                               2,000           3,734
                                                                  --------------
                                                                         31,046
                                                                  --------------

UNITED STATES -- 3.2%
   Cheyne High Grade, Ser 2004-1A,
      Cl AM1 (B) (D) (E)
           5.466%, 11/10/06                                 361             361
   Citibank Credit Card Issurance Trust,
      Ser A4, Cl A4
           5.375%, 04/10/13                   EUR         6,800           9,118
   Commodore, Ser 2003-2A,
      Cl A1MM (B) (D) (E)
           5.470%, 12/12/06                                 332             332
   Duke Funding, Ser 2004-6B,
      Cl A1S1 (B) (D) (E)
           5.577%, 10/10/06                                 541             541
   MBNA Credit Card Master Trust,
      Ser 2002-A2, Cl A
           5.600%, 07/17/14                   EUR         6,650           9,035
   MBNA Credit Card Master Trust, Ser A11,
      Cl A11 (D)
           3.350%, 03/19/12                   EUR         1,500           1,909
   MBNA Credit Card Master Trust, Ser A9,
      Cl A9 (D)
           3.215%, 02/20/14                   EUR         1,600           2,028
   Newcastle CDO Limited, Ser 2005-6A,
      Cl IM1 (B) (D) (E)
           5.350%, 10/24/06                                 144             144
   Park Place Securities NIM Trust,
      Ser 2004-MM1, Cl AM6 (B) (D) (E)
           5.360%, 10/25/06                                 321             321
   SLM Student Loan Trust, Ser 2,
      Cl A5 (D)
           3.304%, 01/25/24                   EUR         1,000           1,272


--------------------------------------------------------------------------------
32    SEI Institutional International Trust / Annual Report / September 30, 2006

--------------------------------------------------------------------------------
                                                    Face Amount    Market Value
Description                                     (Thousands) (1)   ($ Thousands)
--------------------------------------------------------------------------------

   Saturn Ventures II (B)
           5.390%, 10/10/06                                 581   $         581
   TIAA Real Estate, Ser 2003-1A,
      Cl A1 (B) (D) (E)
           5.354%, 10/30/06                                 537             537
   Witherspoon CDO Funding (B)
           5.340%, 10/16/06                                 623             623
                                                                  --------------
                                                                         26,802
                                                                  --------------

Total Asset-Backed Securities
   (Cost $79,545) ($ Thousands)                                          85,684
                                                                  --------------

CORPORATE OBLIGATIONS (B) -- 2.5%

UNITED STATES -- 2.5%
   Allstate Life Global Funding II
      MTN (D) (E)
           5.370%, 10/16/06                                 332             332
   American General Finance (D) (E)
           5.360%, 10/16/06                               1,047           1,046
   Bear Stearns EXL (D)
           5.370%, 10/16/06                               1,285           1,285
   Countrywide Financial Services
      MTN, (D)
           5.448%, 12/27/06                                 433             433
   Countrywide Financial Services
      MTN, Ser A (D)
           5.548%, 11/03/06                                 758             758
   Dekabank (D) (E)
           5.490%, 10/19/06                               1,335           1,335
   Glitnir Bank (D) (E)
           5.380%, 10/10/06                               1,083           1,083
   Irish Life & Permanent MTN,
      Ser X (D) (E)
           5.370%, 10/23/06                                 960             960
   Islandsbanki (D) (E)
           5.380%, 10/23/06                                 613             613
   Jackson National Life Funding (D) (E)
           5.330%, 10/02/06                               1,588           1,588
   Kaupthing Bank MTN (D) (E)
           5.390%, 10/20/06                               1,804           1,804
   Landsbanki Islands (D) (E)
           5.410%, 10/16/06                               1,371           1,371
   Morgan Stanley EXL (D)
           5.390%, 10/04/06                                 253             253
   Morgan Stanley EXL, Ser S (D)
           5.350%, 10/03/06                                 361             361
   Natexis Banques (D) (E)
           5.310%, 10/16/06                                 704             704
   Nationwide Building Society (D) (E)
           5.424%, 12/28/06                                 397             397
           5.360%, 10/10/06                                 722             722
   Nordbank (D) (E)
           5.360%, 10/23/06                               1,227           1,227

--------------------------------------------------------------------------------
                                                    Face Amount    Market Value
Description                                     (Thousands) (1)   ($ Thousands)
--------------------------------------------------------------------------------

   Northern Rock (D) (E)
           5.370%, 10/03/06                                 743   $         743
   Pacific Life Global Funding (D) (E)
           5.380%, 10/13/06                                 541             541
   Premium Asset Trust, Ser 2004-10 (D) (E)
           5.370%, 10/16/06                               1,010           1,010
   SLM EXL, Ser S (D) (E)
           5.330%, 10/16/06                                 794             794
   Sigma Finance MTN (E)
           4.745%, 11/09/06                                 390             390
   Skandinav Enskilda Bank (D) (E)
           5.320%, 10/18/06                                 794             794
   Stanfield Victoria MTN (E)
           5.445%, 06/11/07                                 722             722
                                                                  --------------

Total Corporate Obligations
   (Cost $21,266) ($ Thousands)                                          21,266
                                                                  --------------

LOAN PARTICIPATIONS -- 2.2%

UNITED STATES -- 2.2%
   Amsted Industries Term Loan
           7.480%, 03/28/13                                 248             247
   Beverly Enterprises Term Loan
           7.739%, 07/24/11                                 373             374
   C/R Gas Holdings I Term Loan
           9.000%, 04/20/13                                  82              82
           7.140%, 04/20/13                                 431             431
           7.140%, 04/20/13                                  79              79
   Cablevision, Ser B Term Loan
           7.110%, 03/14/13                                 499             497
   Cebridge Connections (Cequel) Term Loan
           7.739%, 10/01/13                               1,500           1,486
   Cedar Fair Term Loan
           7.867%, 06/30/12                                 998           1,003
   Chapter Communications Term Loan
           8.125%, 04/28/13                                 962             965
   Eastman Kodak Term Loan
           7.649%, 10/18/12                                 497             497
   Education Management Term Loan
           8.063%, 05/26/13                                 748             752
   Ferro Term Loan
           8.580%, 06/06/12                                 556             554
   Georgia Pacific Term Loan
           8.390%, 02/14/14                               1,250           1,261
   Hexion Specialty Term Loan
           7.563%, 05/04/13                                 822             813
           7.500%, 05/04/13                                 178             176
   Jean Coutu Group Term Loan
           8.000%, 07/30/11                                 652             652
   John Maneely Term Loan
           8.511%, 03/24/13                                  --              --
   Lear Term Loan
           7.999%, 04/25/12                                 825             805


--------------------------------------------------------------------------------
SEI Institutional International Trust / Annual Report / September 30, 2006    33

SCHEDULE OF INVESTMENTS

September 30, 2006

--------------------------------------------------------------------------------
                                                    Face Amount    Market Value
Description                                     (Thousands) (1)   ($ Thousands)
--------------------------------------------------------------------------------

   London Arena & Waterfront Term Loan
           8.890%, 01/31/12                               1,194   $       1,202
   Mediacom Broadband Term Loan
           7.380%, 01/31/15                                 750             742
   N.E.W. Holding Term Loan
           8.210%, 08/08/13                                 998           1,001
   National Rental Term Loan
           7.563%, 03/31/13                                  --              --
   North Las Vegas Term Loans
          12.367%, 03/31/13                                 100              99
           8.117%, 03/31/13                                 199             195
   Ntelos Ist Lien B-1 Term Loan
           7.580%, 08/24/11                                 995             995
   Protection Onealarm Term Loan
           7.900%, 03/31/12                                 597             598
   Quizno's Term Loan
           7.750%, 05/05/13                                  --              --
   Sensata Technologies Term Loan
           7.240%, 04/27/13                                 499             495
   Solo Cup Term Loan
           9.660%, 03/31/12                                 750             752
   Spectrum Brand Term Loan
           8.110%, 02/07/12                                 500             501
   Sports Authority Term Loan
           7.749%, 05/03/13                                 500             496
   Targus Group Term Loan
           0.040%, 11/22/12                                 499             489
   UPC Holdings Term Loan
           7.640%, 04/20/13                                 500             499
           7.640%, 04/20/13                                 500             499
                                                                  --------------

Total Loan Participations
   (Cost $19,337) ($ Thousands)                                          19,237
                                                                  --------------

STRUCTURED NOTES (E) -- 1.4%
SOUTH KOREA -- 1.4%
   Korea Structured Note
           5.250%, 12/10/10                               8,200           8,487
           5.000%, 12/10/10                               3,353           3,287
                                                                  --------------

Total Structured Notes
   (Cost $11,688) ($ Thousands)                                          11,774
                                                                  --------------

U.S. GOVERNMENT AGENCY OBLIGATIONS -- 0.7%
UNITED STATES -- 0.7%
   FHLMC
           4.750%, 01/15/13                   EUR         1,000           1,331
   SLMA
           3.800%, 06/17/10                   EUR         3,500           4,415
                                                                  --------------

Total U.S. Government Agency Obligations
   (Cost $5,170) ($ Thousands)                                            5,746
                                                                  --------------

--------------------------------------------------------------------------------
                                                    Face Amount    Market Value
Description                                     (Thousands) (1)   ($ Thousands)
--------------------------------------------------------------------------------

COMMERCIAL PAPER (C) -- 10.0%
UNITED STATES -- 10.0%
   ABN-Amro Finance
           5.301%, 12/08/06                              10,000   $       9,901
   ANZ (Delaware)
           5.313%, 12/12/06                               7,000           6,926
   Abbey National Treasury Service
           5.253%, 10/19/06                               5,000           4,987
   Barclays US Funding LLC
           5.296%, 11/15/06                               6,400           6,359
   Broadhollow Funding (B)
           5.502%, 10/02/06                               1,443           1,443
   CBA Finance
           5.261%, 10/05/06                              10,000           9,993
   Citius I Funding (B)
           5.313%, 10/17/06                                 361             360
   Danske Bank
           5.275%, 10/16/06                              12,000          11,973
   Elysian Funding LLC (B)
           5.427%, 11/27/06                                 648             642
           5.401%, 11/20/06                                 579             575
           5.390%, 11/06/06                                 722             718
   Georgetown Funding (B)
           5.349%, 10/24/06                                 186             185
   HBOS Treasury Services
           5.433%, 11/06/06                              10,000           9,945
           5.345%, 11/29/06                               4,000           3,965
   Lakeside Funding (B)
           5.330%, 10/10/06                                 432             432
   Lloyds Bank
           5.274%, 10/16/06                               3,000           2,993
   Mica Funding (B)
           5.299%, 10/12/06                                 722             721
   Ocala Funding (B)
           5.321%, 10/20/06                                 361             360
           5.318%, 10/10/06                                 823             822
   Rhineland Funding (B)
           5.470%, 10/12/06                                 361             360
           5.378%, 12/12/06                                 238             235
   UBS Finance (Delaware)
           5.314%, 10/24/06                              10,000           9,966
                                                                  --------------

Total Commercial Paper
   (Cost $83,860) ($ Thousands)                                          83,861
                                                                  --------------


--------------------------------------------------------------------------------
34    SEI Institutional International Trust / Annual Report / September 30, 2006

--------------------------------------------------------------------------------
                                                    Face Amount    Market Value
Description                              (Thousands) (1)/Shares   ($ Thousands)
--------------------------------------------------------------------------------

TIME DEPOSITS (C) -- 2.0%
UNITED STATES -- 2.0%
   Brown Brothers Harriman
           6.350%, 10/02/06                   NZD            --   $          --
           4.630%, 10/02/06                                  11              11
           3.920%, 10/02/06                   GBP            29              53
           2.190%, 10/02/06                   EUR            57              72
           2.100%, 10/02/06                   DKK            --              --
           1.583%, 10/02/06                   SEK            --              --
           0.000%, 10/02/06                   BRL             5               3
   Dresdner Bank
           5.320%, 10/02/06                              10,000          10,000
   Societe Generale
           5.350%, 10/02/06                               7,000           7,000
                                                                  --------------

Total Time Deposits
   (Cost $17,139) ($ Thousands)                                          17,139
                                                                  --------------

U.S. TREASURY OBLIGATIONS -- 0.8%
UNITED STATES -- 0.8%
   U.S. Treasury Bills (C)
           4.984%, 10/05/06                                 300             300
   U.S. Treasury Inflationary Index Notes
           3.375%, 04/15/32                                  68              86
           2.375%, 01/15/25                                  11              11
           2.000%, 01/15/26                               6,654           6,381
   U.S. Treasury Notes
           4.250%, 11/15/14                                  90              88
                                                                  --------------

Total U.S. Treasury Obligations
   (Cost $6,501) ($ Thousands)                                            6,866
                                                                  --------------

MASTER NOTES (B) (D) -- 0.2%

UNITED STATES -- 0.2%
   Bank of America
           5.445%, 10/02/06                               1,804           1,804
                                                                  --------------

Total Master Notes
   (Cost $1,804) ($ Thousands)                                            1,804
                                                                  --------------

--------------------------------------------------------------------------------
                                                    Face Amount    Market Value
Description                                     (Thousands) (1)   ($ Thousands)
--------------------------------------------------------------------------------

CERTIFICATES OF DEPOSIT (B) -- 0.2%
UNITED STATES -- 0.2%
   Barclays Bank
           5.440%, 06/11/07                                 361   $         361
   CC USA (E)
           5.520%, 06/18/07                                 722             722
   US Trust Company New York (D)
           5.370%, 10/13/06                                 288             288
                                                                  --------------

Total Certificates of Deposit
   (Cost $1,371) ($ Thousands)                                            1,371
                                                                  --------------

REPURCHASE AGREEMENTS (B) (F) -- 0.5%
   Barclays Capital
      5.350%, dated 09/29/06, to be
      repurchased on 10/02/06,
      repurchase price $1,003,069
      (collateralized by a U.S.
      Government Obligation, par value
      $957,600, 6.000%, 05/15/11;
      with total market value $1,022,681)                 1,003           1,003
   Deutsche Bank
      5.330%, dated 09/29/06, to be
      repurchased on 10/02/06,
      repurchase price $1,444,135
      (collateralized by various
      U.S. Government Obligations,
      ranging in par value $12,486-
      $429,678, 3.750%-5.300%,
      02/21/08-04/25/14; with total
      market value $1,472,368)                            1,443           1,443
   Lehman Brothers
      5.330%, dated 09/29/06, to be
      repurchased on 10/02/06,
      repurchase price $1,805,169
      (collateralized by various
      U.S. Government Obligations,
      ranging in par value $124,574-
      $222,009, 2.500%-7.625%,
      01/30/07-05/18/16; with total
      market value $1,840,475)                            1,804           1,804
                                                                  --------------

Total Repurchase Agreements
   (Cost $4,250) ($ Thousands)                                            4,250
                                                                  --------------

Total Investments -- 100.5%
   (Cost $826,451) ($ Thousands)                                  $     846,197
                                                                  ==============


--------------------------------------------------------------------------------
SEI Institutional International Trust / Annual Report / September 30, 2006    35

SCHEDULE OF INVESTMENTS

International Fixed Income Fund (Concluded)

September 30, 2006

Forward Foreign Currency Contracts -- A summary of the outstanding forward foreign currency contracts held by the Fund at September 30, 2006, is as follows (see Note 2 in Notes to Financial Statements):

--------------------------------------------------------------------------------------------
                                                                                  UNREALIZED
                                        CURRENCY                CURRENCY        APPRECIATION
MATURITY                              TO DELIVER              TO RECEIVE      (DEPRECIATION)
    DATE                             (THOUSANDS)             (THOUSANDS)       ($ THOUSANDS)
--------------------------------------------------------------------------------------------
10/3/06-11/29/06              ZAR         16,944      USD          2,355             $   183
10/10/06-11/29/06             MXP        232,959      USD         21,116                 (51)
10/10/06-11/29/06             PLZ         58,749      USD         19,518                 770
10/11/06-11/29/06             CAD         41,316      USD         36,851                (221)
10/11/06-11/29/06             USD          8,786      CAD          9,835                  38
10/16/06-11/29/06             GBP         47,973      USD         89,605                 (36)
10/16/06-11/29/06             USD          7,760      GBP          4,113                 (72)
10/17/06-11/29/06             AUD          7,537      USD          5,659                  37
10/27/06-11/29/06             EUR        338,443      USD        430,581                 651
10/31/06-11/29/06             JPY     30,262,445      USD        262,120               4,059
11/10/06-11/29/06             NOK         37,739      USD          5,869                  62
11/14/06-11/29/06             KRW     15,834,208      USD         16,586                (180)
11/21/06-11/29/06             SEK        181,293      USD         25,073                 234
11/29/06                      AUD         15,770      CAD         13,227                 129
11/29/06                      AUD         17,840      NZD         20,818                 248
11/29/06                      CAD          2,608      AUD          3,040                 (77)
11/29/06                      CHF         10,724      EUR          6,750                 (27)
11/29/06                      CHF         24,092      GBP         10,450                 200
11/29/06                      CHF         21,389      USD         17,367                 205
11/29/06                      DKK          7,221      USD          1,226                  (5)
11/29/06                      EUR         11,420      CHF         18,019                 (54)
11/29/06                      EUR         21,080      GBP         14,324                 (16)
11/29/06                      EUR          5,130      JPY        757,230                 (52)
11/29/06                      EUR          1,910      NOK         15,787                   4
11/29/06                      EUR         14,320      SEK        132,232                 (70)
11/29/06                      GBP          9,850      CHF         22,754                (152)
11/29/06                      GBP         18,348      EUR         26,940                 (59)
11/29/06                      JPY      1,258,446      EUR          8,480                  29
11/29/06                      NOK         12,267      EUR          1,510                  30
11/29/06                      NOK         33,810      SEK         38,821                 115
11/29/06                      NZD         20,351      AUD         16,830                (697)
11/29/06                      NZD         12,639      USD          7,978                (242)
11/29/06                      SEK        119,556      EUR         12,910                  16
11/29/06                      SEK         77,237      NOK         67,400                (209)
11/29/06                      SGD          1,931      USD          1,223                   2
11/29/06                      USD          4,579      AUD          6,005                (105)
11/29/06                      USD          9,948      CHF         12,263                (109)
11/29/06                      USD            769      DKK          4,529                   3
11/29/06                      USD        107,067      EUR         83,465              (1,007)
11/29/06                      USD         70,163      JPY      8,020,909              (1,665)
11/29/06                      USD          4,664      KRW      4,435,705                  34
11/29/06                      USD          2,611      MXP         28,706                  (8)
11/29/06                      USD          2,057      NOK         12,935                 (65)
11/29/06                      USD          8,065      NZD         12,828                 278
11/29/06                      USD            126      PLZ            398                   1
11/29/06                      USD          6,755      SEK         49,174                 (14)
11/29/06                      USD          1,216      SGD          1,920                  (2)
11/29/06                      USD          2,085      ZAR         14,968                (166)
                                                                                     -------
                                                                                     $ 1,967
                                                                                     =======

Futures -- A summary of the open futures contracts held by the Fund at September 30, 2006, is as follows (see Note 2 in Notes to Financial Statements):

-------------------------------------------------------------------------------
                                                                     UNREALIZED
                                                                   APPRECIATION
TYPE OF                       NUMBER OF         EXPIRATION       (DEPRECIATION)
CONTRACT                      CONTRACTS               DATE        ($ THOUSANDS)
-------------------------------------------------------------------------------

Euro-Bund                            20           Dec-2006                $  21
Euro Buxl 30-Year Bond               90           Dec-2006                  189
Japan 10-Year Bond                    2           Dec-2006                   11
U.S. 5-Year Note                     (7)          Dec-2006                   (5)
U.S. 10-Year Note                  (183)          Dec-2006                 (177)
U.S. Long Treasury Bond             (45)          Dec-2006                  (98)
                                                                          -----
                                                                          $ (59)
                                                                          =====


--------------------------------------------------------------------------------
36    SEI Institutional International Trust / Annual Report / September 30, 2006

--------------------------------------------------------------------------------
Description
--------------------------------------------------------------------------------

      Percentages are based on Net Assets of $841,903 ($ Thousands).

(1)   In local currency unless otherwise indicated.

(A) This security or a partial position of this security is on loan at September 30, 2006. The total value of securities on loan at September 30, 2006 was $36,722 ($ Thousands) (See Note 8).

(B) This security was purchased with cash collateral held from securities lending. The total value of such securities as of September 30, 2006 was $38,984 ($ Thousands) (See Note 8).

(C)   The rate reported is the effective yield at time of purchase.

(D) Variable Rate Security -- The rate reported on the Schedule of Investments is the rate in effect as of September 30, 2006.

(E) This security was sold within the terms of a private placement memorandum, exempt from registration under Section 3A-4, 4(2), or 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other "accredited investors." These securities have been determined to be liquid under guidelines established by the Board of Trustees.

(F)   Tri-Party Repurchase Agreement.

(G) Step Bonds -- The rate reflected on the Schedule of Investments is the effective yield on September 30, 2006. The coupon on a step bond changes on a specified date.

AUD -- Australian Dollar
BRL -- Brazilian Real
CAD -- Canadian Dollar
CDO -- Collateralized Debt Obligation
CHF -- Swiss Franc
Cl -- Class
CPI -- Consumer Price Index
DKK -- Danish Krone
EUR -- Euro
EXL -- Extendable Maturity
FHLMC -- Federal Home Loan Mortgage Corporation
GBP -- British Pound Sterling
JPY -- Japanese Yen
KRW -- South Korean Won
LLC -- Limited Liability Company
MTN -- Medium Term Note
MXP -- Mexican Peso
NIM -- Net Interest Margin
NOK -- Norwegian Krone
NZD -- New Zealand Dollar
PLZ -- Polish Zloty
SEK -- Swedish Krona
Ser --  Series
SGD -- Singapore Dollar
SLMA -- Student Loan Marketing Association
USD -- U.S. Dollar
ZAR -- South African Rand

Amounts designated as "--" are either $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.


--------------------------------------------------------------------------------
SEI Institutional International Trust / Annual Report / September 30, 2006    37

SCHEDULE OF INVESTMENTS

Emerging Markets Debt Fund

September 30, 2006

--------------------------------------------------------------------------------

SECTOR WEIGHTINGS (UNAUDITED)+:

  [THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL.]

Government                                                   71.6%
Deposits to Counterparty as Collateral for Swap Contracts     9.1%
Financials                                                    6.5%
Loan Participations                                           4.8%
Energy                                                        1.5%
Time Deposits                                                 1.5%
Commercial Paper                                              1.3%
Basic Materials                                               1.0%
Short-Term Investments                                        0.9%
Asset-Backed Securities                                       0.7%
Telecommunication Services                                    0.4%
Certificates of Deposit                                       0.3%
Utilities                                                     0.2%
Industrials                                                   0.1%
Warrants                                                      0.1%

+ Percentages based on total investments. Includes Investments held as collateral for securities on loan (see Note 8).

--------------------------------------------------------------------------------
                                                    Face Amount    Market Value
Description                                     (Thousands) (1)   ($ Thousands)
--------------------------------------------------------------------------------

GLOBAL BONDS -- 81.2%

ARGENTINA -- 7.0%
   Province of Buenos Aires (H)
           2.000%, 05/15/35                               1,200   $         527
   Republic of Argentina
          12.000%, 09/19/16 (I)              EUR          1,000             194
          11.750%, 05/20/11 (I)              EUR         10,000           2,018
          10.500%, 11/14/49 (I)              EUR          1,000             190
           9.000%, 05/29/09 (I)              EUR          3,125           1,240
           9.000%, 06/20/49                  EUR          2,650           1,029
           9.000%, 07/06/10 (I)              EUR          1,000             381
           8.500%, 07/01/04 (I)              EUR            775             293
           8.280%, 12/31/33 (C)                          17,750          17,084
           8.125%, 04/21/08 (I)              EUR          4,200           1,651
           8.000%, 02/25/02 (I)              EUR          5,000           1,966
           8.000%, 02/26/08 (I)              EUR          1,000             399
           7.820%, 12/31/33                  EUR            935           1,125
           7.625%, 03/31/05 (I)                           1,120             291
           7.625%, 08/11/07 (I)              EUR      2,325,000             454
           7.000%, 03/18/04 (I)              EUR      1,475,000             295
           5.830%, 12/31/33 (B)                           3,800           1,543
           5.589%, 08/03/12 (I)                          14,685          10,272
           1.330%, 12/31/38 (H)                          25,280          10,997
           0.000%, 12/15/35 (B)                           2,590             257
           0.000%, 12/15/35 (B)                           2,400             206
   Republic of Argentina MTN,
      Ser E
          10.000%, 01/03/07 (I)              EUR      3,000,000             627
           9.250%, 07/20/04 (I)              EUR          7,475           2,807
           9.000%, 05/24/49 (I)              EUR          1,400             525
           8.750%, 02/04/49 (I)              EUR          1,375             536
           8.500%, 07/30/10 (I)              EUR          2,000             761
           7.625%, 08/11/07 (I)              ITL      2,255,000             434
                                                                  --------------
                                                                         58,102
                                                                  --------------

--------------------------------------------------------------------------------
                                                    Face Amount    Market Value
Description                                     (Thousands) (1)   ($ Thousands)
--------------------------------------------------------------------------------

BOSNIA-HERZEGOVINA -- 0.1%
   Republic of Bosnia & Herzegovina,
      Ser B (L)
           9.223%, 12/11/17                  EUR          1,500   $         658
                                                                  --------------

BRAZIL -- 10.5%
   Federal Republic of Brazil
          12.500%, 01/05/16                  BRL          1,750             812
          12.500%, 01/05/22                  BRL         21,392           9,878
          11.000%, 08/17/40                              27,737          36,127
          10.500%, 07/14/14                               3,400           4,272
          10.125%, 05/15/27                               4,405           5,912
           8.875%, 04/15/24                               3,700           4,449
           8.750%, 02/04/25 (C)                          15,590          18,568
           8.250%, 01/20/34                               2,250           2,588
           7.125%, 01/20/37                               4,380           4,472
                                                                  --------------
                                                                         87,078
                                                                  --------------

CAYMAN ISLANDS -- 0.9%
   Vale Overseas
           6.250%, 01/11/16                               7,425           7,369
                                                                  --------------

CHILE -- 0.4%
   Codelco
           5.500%, 10/15/13                               1,875           1,866
   Republic of Chile
           5.500%, 01/15/13                               1,525           1,534
                                                                  --------------
                                                                          3,400
                                                                  --------------

CHINA -- 0.6%
   People's Republic of China
           4.750%, 10/29/13                               4,750           4,643
                                                                  --------------

COLOMBIA -- 5.0%
   Republic of Colombia
          12.000%, 10/22/15                  COP     14,094,000           6,711
          11.750%, 02/25/20                              12,011          16,815
          11.750%, 03/01/10                  COP      7,627,000           3,386
          10.750%, 01/15/13 (C)                           2,250           2,747
          10.375%, 01/28/33                               1,700           2,312
           8.125%, 05/21/24 (C)                           6,425           7,068
           7.375%, 01/27/17                               1,185           1,235
           7.375%, 09/18/37                                 935             947
                                                                  --------------
                                                                         41,221
                                                                  --------------

DOMINICAN REPUBLIC -- 0.1%
   Republic of Dominican Republic
           8.625%, 04/20/27                               1,025           1,100
                                                                  --------------


--------------------------------------------------------------------------------
38    SEI Institutional International Trust / Annual Report / September 30, 2006

--------------------------------------------------------------------------------
                                                    Face Amount    Market Value
Description                                     (Thousands) (1)   ($ Thousands)
--------------------------------------------------------------------------------

ECUADOR -- 2.3%
   Republic of Ecuador Registered
          10.000%, 08/15/30 (H)                             500   $         460
          10.000%, 08/15/30 (C) (H)                      20,120          18,495
           9.375%, 12/15/15                                 550             532
                                                                  --------------
                                                                         19,487
                                                                  --------------

EL SALVADOR -- 2.6%
   Republic of El Salvador
           8.250%, 04/10/32                               5,890           6,750
           7.750%, 01/24/23                               4,565           5,090
           7.650%, 06/15/35                               9,201           9,873
                                                                  --------------
                                                                         21,713
                                                                  --------------

INDONESIA -- 3.0%
   Garuda Indonesia (B) (J) (K)
           5.867%, 12/31/07                               1,183             911
   Indonesia Treasury Bond
          12.000%, 09/15/11                  IDR     40,540,000           4,615
   Indosat Finance
           7.125%, 06/22/12                               1,050           1,043
   Republic of Indonesia
           8.500%, 10/12/35                               3,600           4,232
           8.500%, 10/12/35 (A) (C)                       2,500           2,931
           7.500%, 01/15/16                                 240             255
           7.500%, 01/15/16 (A)                           1,760           1,879
           7.250%, 04/20/15                               2,655           2,781
           7.250%, 04/20/15 (A)                           1,030           1,078
           6.875%, 03/09/17                                 850             870
           6.750%, 03/10/14                               4,595           4,683
                                                                  --------------
                                                                         25,278
                                                                  --------------

IRAQ -- 0.8%
   Republic of Iraq
           5.800%, 01/15/28                               2,650           1,749
           5.800%, 01/15/28                               7,950           5,227
                                                                  --------------
                                                                          6,976
                                                                  --------------

IRELAND -- 0.1%
   Dal Capital (Vneshtorgbk)
           7.000%, 04/13/09                  RUB         19,000             720
                                                                  --------------

LUXEMBOURG -- 0.8%
   Gaz Capital for Gazprom Registered
           9.625%, 03/01/13                               1,500           1,772
           8.625%, 04/28/34                               2,790           3,488
   Kuznetski (Bank of Moscow) (H)
           7.500%, 11/25/15                                 800             809
   RSHB Captl
           7.175%, 05/16/13                                 400             416
                                                                  --------------
                                                                          6,485
                                                                  --------------

--------------------------------------------------------------------------------
                                                    Face Amount    Market Value
Description                                     (Thousands) (1)   ($ Thousands)
--------------------------------------------------------------------------------

MALAYSIA -- 0.8%
   Government of Malaysia
           7.500%, 07/15/11                               3,910   $       4,258
   Petronas Capital
           7.875%, 05/22/22                               1,775           2,154
                                                                  --------------
                                                                          6,412
                                                                  --------------

MEXICO -- 4.7%
   Cornhill, Ser 39 (I) (J) (K)
           0.000%, 01/30/00                               1,650             561
   Cornhill, Ser 46 (I) (J) (K)
           8.626%, 03/02/00                                 150              51
   Mexican Bonos
           8.000%, 12/17/15                  MXP         45,000           4,012
   Mexican Bonos, Ser M20
          10.000%, 12/05/24                  MXP         85,209           8,818
   Pemex Project Funding Master Trust
           9.500%, 09/15/27 (A)                           5,550           7,270
           7.375%, 12/15/14                                 500             540
   Telefonos de Mexico
           8.750%, 01/31/16                  MXP         29,000           2,586
   United Mexican States
          11.375%, 09/15/16                               1,050           1,507
           8.125%, 12/30/19                               1,048           1,258
           7.500%, 04/08/33                               2,100           2,422
   United Mexican States MTN
           8.300%, 08/15/31                               4,405           5,493
           8.000%, 09/24/22                               1,500           1,796
   United Mexican States MTN, Ser A
           5.875%, 01/15/14                               2,700           2,761
                                                                  --------------
                                                                         39,075
                                                                  --------------

NETHERLANDS -- 0.1%
   Kazkommerts International (A)
           7.875%, 04/07/14                                 735             746
                                                                  --------------

NIGERIA -- 0.2%
   TuranAlem Finance
           8.500%, 02/10/15                                 440             449
           7.875%, 06/02/10 (A)                           1,510           1,535
                                                                  --------------
                                                                          1,984
                                                                  --------------

PAKISTAN -- 0.1%
   Republic of Pakistan
           7.125%, 03/31/16                                 850             834
                                                                  --------------

PANAMA -- 1.6%
   Republic of Panama
           9.375%, 04/01/29                               1,865           2,406
           8.875%, 09/30/27                               3,125           3,867
           7.250%, 03/15/15 (C)                           6,490           6,928
           6.700%, 01/26/36                                 300             301
                                                                  --------------
                                                                         13,502
                                                                  --------------


--------------------------------------------------------------------------------
SEI Institutional International Trust / Annual Report / September 30, 2006    39

SCHEDULE OF INVESTMENTS

September 30, 2006

--------------------------------------------------------------------------------
                                                    Face Amount    Market Value
Description                                     (Thousands) (1)   ($ Thousands)
--------------------------------------------------------------------------------

PERU -- 2.8%
   Republic of Peru (C)
           9.875%, 02/06/15                                 710   $         879
           8.750%, 11/21/33                               3,215           3,938
           8.375%, 05/03/16                               3,545           4,085
           7.350%, 07/21/25                               9,405          10,026
   Republic of Peru FLIRB, Ser 20YR (B)
           5.000%, 03/07/17                               1,157           1,137
   Republic of Peru, Ser 20YR (B)
           5.000%, 03/07/17                               2,899           2,856
                                                                  --------------
                                                                         22,921
                                                                  --------------

PHILIPPINES -- 7.2%
   National Power
           9.625%, 05/15/28                               1,200           1,384
   Republic of Philippines
          10.625%, 03/16/25                              13,020          17,349
           9.875%, 01/15/19                                 300             370
           9.500%, 02/02/30                               7,590           9,355
           9.375%, 01/18/17                                 700             826
           9.000%, 02/15/13                                 600             674
           8.750%, 10/07/16                                  --              --
           8.250%, 01/15/14                                 700             762
           8.000%, 01/15/16                               3,710           4,072
           7.750%, 01/14/31 (C)                          11,138          11,625
           7.500%, 09/25/24                              12,509          12,916
                                                                  --------------
                                                                         59,333
                                                                  --------------

POLAND -- 0.1%
   Government of Poland
           5.250%, 01/15/14                               1,090           1,087
                                                                  --------------

RUSSIA -- 5.9%
   Russian Federation Registered
          12.750%, 06/24/28                               6,670          11,969
          11.000%, 07/24/18                               9,585          13,778
           8.625%, 05/05/11                               1,580           1,572
           5.000%, 03/31/30 (H)                          19,000          21,206
                                                                  --------------
                                                                         48,525
                                                                  --------------

SOUTH AFRICA -- 1.4%
   Republic of South Africa
           7.375%, 04/25/12                               1,655           1,790
           6.500%, 06/02/14                               9,480           9,954
                                                                  --------------
                                                                         11,744
                                                                  --------------

SUPRA-NATIONAL -- 0.2%
   European Investment Bank
          10.000%, 01/28/11                  TRY          3,170           1,631
                                                                  --------------

--------------------------------------------------------------------------------
                                                    Face Amount    Market Value
Description                                     (Thousands) (1)   ($ Thousands)
--------------------------------------------------------------------------------

THAILAND -- 0.8%
   Bangkok Land (J) (K)
           4.500%, 10/13/03                              11,643   $       6,287
                                                                  --------------

TUNISIA -- 0.5%
   Banque Centrale de Tunisie
           8.250%, 09/19/27                               1,095           1,339
           7.375%, 04/25/12                               2,640           2,862
                                                                  --------------
                                                                          4,201
                                                                  --------------

TURKEY -- 6.1%
   Republic of Turkey
          19.859%, 07/16/08                  TRY          8,900           4,167
          11.875%, 01/15/30                               9,870          14,546
          11.500%, 01/23/12                                 900           1,083
          11.000%, 01/14/13                                 445             536
           9.500%, 01/15/14                              11,535          13,121
           8.000%, 02/14/34                               1,500           1,549
           7.375%, 02/05/25                               1,300           1,287
           7.250%, 03/15/15                               6,500           6,533
           7.000%, 06/05/20 (C)                           6,340           6,134
           6.875%, 03/17/36 (C)                           1,350           1,225
                                                                  --------------
                                                                         50,181
                                                                  --------------

UKRAINE -- 1.5%
   Government of Ukraine Registered
           8.903%, 08/05/09 (B)                             900             953
           7.650%, 06/11/13                                 600             634
           7.650%, 06/11/13 (C)                           4,265           4,504
           6.875%, 03/04/11 (A)                           4,475           4,531
           6.625%, 03/04/11                               1,500           1,523
                                                                  --------------
                                                                         12,145
                                                                  --------------

UNITED KINGDOM -- 0.2%
   Credit Suisse First Boston International
      (Export/Import - Ukraine)
           6.800%, 10/04/12                                 600             571
   Credit Suisse First Boston for the
      City of Kiev
           8.000%, 11/06/15                                 750             754
                                                                  --------------
                                                                          1,325
                                                                  --------------

URUGUAY -- 4.0%
   Republic of Uruguay
          10.500%, 10/20/06                  UYU         13,200             672
           9.250%, 05/17/17                               3,625           4,214
           8.000%, 11/18/22                               3,700           3,904
           7.625%, 03/21/36 (C)                           4,400           4,389
           7.500%, 03/15/15 (C)                          11,591          12,043
           7.250%, 02/15/11                                 425             436
           5.000%, 09/14/18                  UYU        110,500           4,797


--------------------------------------------------------------------------------
40    SEI Institutional International Trust / Annual Report / September 30, 2006

--------------------------------------------------------------------------------
                                             Shares/Face Amount    Market Value
Description                                     (Thousands) (1)   ($ Thousands)
--------------------------------------------------------------------------------

   Republic of Uruguay PIK
           7.875%, 01/15/33                               3,019   $       3,125
                                                                  --------------
                                                                         33,580
                                                                  --------------

VENEZUELA -- 8.8%
   Government of Venezuela
          13.625%, 08/15/18                               1,200           1,782
          10.750%, 09/19/13                              11,440          13,985
           9.375%, 01/13/34                               3,100           3,832
           9.250%, 09/15/27                              28,870          35,351
           8.500%, 10/08/14 (C)                           5,733           6,349
           5.750%, 02/26/16                               5,375           4,918
           5.750%, 02/26/16                               5,500           5,067
   Government of Venezuela Registered (C)
           5.375%, 08/07/10                               1,850           1,795
                                                                  --------------
                                                                         73,079
                                                                  --------------

Total Global Bonds
   (Cost $623,843) ($ Thousands)                                        672,822
                                                                  --------------

DEPOSIT WITH COUNTERPARTY AS COLLATERAL FOR SWAP CONTRACTS (G) -- 9.7%

UNITED STATES -- 9.7%
   Deposits with Citibank as Collateral
      for Swap Contracts Outstanding                    422,941             423
   Deposits with Citibank as Collateral
      for Swap Contracts Outstanding                  1,000,000           1,000
   Deposits with Citibank as Collateral
      for Swap Contracts Outstanding                    618,801             619
   Deposits with Citibank as Collateral
      for Swap Contracts Outstanding                    647,785             648
   Deposits with Citigroup as Collateral
      for Swap Contracts Outstanding                  1,000,000           1,000
   Deposits with Credit Suisse First
      Boston as Collateral for Swap
      Contracts Outstanding                           2,000,000           2,000
   Deposits with Credit Suisse First
      Boston as Collateral for Swap
      Contracts Outstanding                           4,350,000           4,350
   Deposits with Credit Suisse First
      Boston as Collateral for Swap
      Contracts Outstanding                          11,270,000          11,270
   Deposits with Credit Suisse First
      Boston as Collateral for Swap
      Contracts Outstanding                           8,550,000           8,550
   Deposits with Credit Suisse First
      Boston as Collateral for Swap
      Contracts Outstanding                           1,000,000           1,000
   Deposits with Deutsche Bank
      as Collateral for Swap
      Contracts Outstanding                          31,100,000          31,100

--------------------------------------------------------------------------------
                                             Shares/Face Amount    Market Value
Description                                     (Thousands) (1)   ($ Thousands)
--------------------------------------------------------------------------------

   Deposits with Deutsche Bank as
      Collateral for Swap Contracts
      Outstanding                                       877,046   $         877
   Deposits with JPMorgan Chase as
      Collateral for Swap Contracts
      Outstanding                                       248,559             249
   Deposits with JPMorgan Chase as
      Collateral for Swap Contracts
      Outstanding                                     7,812,521           7,812
   Deposits with JPMorgan Chase as
      Collateral for Swap Contracts
      Outstanding                                     2,797,988           2,798
   Deposits with Merrill Lynch as
      Collateral for Swap Contracts
      Outstanding                                       862,849             863
   Deposits with Standard Bank as
      Collateral for Swap Contracts
      Outstanding                                       419,715             420
   Deposits with Standard Bank as
      Collateral for Swap Contracts
      Outstanding                                       438,247             438
   Deposits with Standard Bank as
      Collateral for Swap Contracts
      Outstanding                                     1,270,000           1,270
   Deposits with Standard Bank as
      Collateral for Swap Contracts
      Outstanding                                       572,849             573
   Deposits with Standard Chartered
      Bank as Collateral for Swap
      Contracts Outstanding                           1,135,955           1,136
   Deposits with Standard Chartered
      Bank as Collateral for Swap
      Contracts Outstanding                             201,373             201
   Deposits with Standard Chartered
      Bank as Collateral for Swap
      Contracts Outstanding                           1,810,000           1,810
                                                                  --------------
Total Deposit with Counterparty as
   Collateral for Swap Contracts
   (Cost $80,407) ($ Thousands)                                          80,407
                                                                  --------------

LOAN PARTICIPATIONS -- 5.1%

ALGERIA -- 0.0%
   Republic of Algeria (Counterparty:
      Credit Suisse First Boston) (B)
           4.813%, 03/04/10                                  --              --
                                                                  --------------

BRAZIL -- 1.5%
   Global Village Telecom Loan PIK,
      Ser A (Counterparty: Deutsche Bank)
      (I) (J) (K)
           8.000%, 12/31/11                               4,656           4,656


--------------------------------------------------------------------------------
SEI Institutional International Trust / Annual Report / September 30, 2006    41

SCHEDULE OF INVESTMENTS

September 30, 2006

--------------------------------------------------------------------------------
                                             Shares/Face Amount    Market Value
Description                                     (Thousands) (1)   ($ Thousands)
--------------------------------------------------------------------------------

   Global Village Telecom Loan, Senior
      Secured Note (Counterparty:
      Deutsche Bank) (J) (K)
           12.000%, 06/30/11                              7,508   $       7,771
                                                                  --------------
                                                                         12,427
                                                                  --------------

INDONESIA -- 1.0%
   Indonesia Standby Loan 94 (Counterparty:
      Deutsche Bank) (B) (J) (K)
           4.000%, 12/31/49                               5,594           5,454
   PKN Tranche Loan A (Counterparty:
      Citigroup Global Markets) (I) (J) (K)
           0.000%, 06/30/11                               1,533           1,457
   PKN Tranche Loan B (Counterparty:
      Citigroup Global Markets) (I) (J) (K)
           0.000%, 05/01/11                               4,200             345
   PKN Tranche Loan C Equity (I) (J) (K)
           0.000%, 12/31/49                                  25              --
   PKN Tranche Loan D Secured Short
      Term, Ser 1 (Counterparty:
      Citibank) (I) (J) (K)
           4.000%, 08/11/06                                 447             444
   PKN Tranche Loan D Secured Short
      Term, Ser 2 (Counterparty:
      Citibank) (I) (J) (K)
           4.000%, 08/11/06                                 811             806
                                                                  --------------
                                                                          8,506
                                                                  --------------

MEXICO -- 1.3%
   Altos Hornos, Promissory
      Note # 5 (I) (J) (K)
           0.000%, 04/29/99                               2,500           1,500
   Altos Hornos, Promissory
      Note # 6 (I) (J) (K)
           0.000%, 04/29/99                               2,500           1,500
   Altos Hornos, Promissory Note
      (Counterparty: Deutche Bank)
      (I) (J) (K)
           0.000%, 12/31/49                               4,500           2,700
   Altos Hornos, Tranche A (Counterparty:
      Banc of America) (I) (J) (K)
           0.000%, 04/11/04                               6,540           4,055
   Grupo Accerco Del Norte (Counterparty:
      Deutsche Bank) (I) (J) (K)
           0.000%, 12/31/49                               7,750           1,008
                                                                  --------------
                                                                         10,763
                                                                  --------------

--------------------------------------------------------------------------------
                                                    Face Amount    Market Value
Description                                     (Thousands) (1)   ($ Thousands)
--------------------------------------------------------------------------------

MOROCCO -- 0.1%
   Kingdom of Morocco, Ser A
      (Counterparties: Credit Suisse
      First Boston, J.P. Morgan,
      Merrill Lynch) (B) (K)
           6.344%, 01/02/09                                 909   $         907
                                                                  --------------

NIGERIA -- 0.1%
   PPMC GTEE Note (J) (K)
           0.000%, 12/17/06                                 490             490
           0.000%, 01/12/07                                 540             540
                                                                  --------------
                                                                          1,030
                                                                  --------------

SINGAPORE -- 1.1%
   C2C Loan (Counterparty:
      Deutsche Bank) (B) (E) (J) (K)
           0.000%, 12/31/10                              10,800           6,048
   C2C Loan, (Counterparty:
      Direct Bank) (J) (K)
           0.000%, 12/31/49                               2,494           2,494
                                                                  --------------
                                                                          8,542
                                                                  --------------

Total Loan Participations
   (Cost $27,554) ($ Thousands)                                          42,175
                                                                  --------------

CORPORATE OBLIGATIONS (D) -- 4.8%

UNITED STATES -- 4.8%
   Allstate Life Global Funding II
      MTN (A) (B)
           5.370%, 10/16/06                                 617             617
   American General Finance (A) (B)
           5.360%, 10/16/06                               1,945           1,944
   Bear Stearns EXL (B)
           5.370%, 10/16/06                               2,387           2,387
   Countrywide Financial Services
      MTN, (B)
           5.448%, 12/27/06                                 805             805
   Countrywide Financial Services
      MTN, Ser A (B)
           5.548%, 11/03/06                               1,408           1,408
   Dekabank (A) (B)
           5.490%, 10/19/06                               2,481           2,481
   Glitnir Bank (A) (B)
           5.380%, 10/10/06                               2,012           2,012
   Irish Life & Permanent MTN,
      Ser X (A) (B)
           5.370%, 10/23/06                               1,784           1,783
   Islandsbanki (A) (B)
           5.380%, 10/23/06                               1,140           1,140


--------------------------------------------------------------------------------
42    SEI Institutional International Trust / Annual Report / September 30, 2006

--------------------------------------------------------------------------------
                                                    Face Amount    Market Value
Description                                   ($ Thousands) (1)   ($ Thousands)
--------------------------------------------------------------------------------

   Jackson National Life Funding (A) (B)
           5.330%, 10/02/06                               2,950   $       2,950
   Kaupthing Bank MTN (A) (B)
           5.390%, 10/20/06                               3,353           3,353
   Landsbanki Islands (A) (B)
           5.410%, 10/16/06                               2,548           2,548
   Morgan Stanley EXL (B)
           5.390%, 10/04/06                                 469             469
   Morgan Stanley EXL, Ser S (B)
           5.350%, 10/03/06                                 671             671
   Natexis Banques (A) (B)
           5.310%, 10/16/06                               1,308           1,307
   Nationwide Building Society (A) (B)
           5.424%, 12/28/06                                 738             738
           5.360%, 10/10/06                               1,341           1,341
   Nordbank (A) (B)
           5.360%, 10/23/06                               2,280           2,280
   Northern Rock (A) (B)
           5.370%, 10/03/06                               1,381           1,381
   Pacific Life Global Funding (A) (B)
           5.380%, 10/13/06                               1,006           1,006
   Premium Asset Trust,
      Ser 2004-10 (A) (B)
           5.370%, 10/16/06                               1,877           1,877
   SLM EXL, Ser S (A) (B)
           5.330%, 10/16/06                               1,475           1,475
   Sigma Finance MTN (A)
           4.745%, 11/09/06                                 724             724
   Skandinav Enskilda Bank (A) (B)
           5.320%, 10/18/06                               1,475           1,475
   Stanfield Victoria MTN (A) (B)
           5.445%, 06/11/07                               1,341           1,341
                                                                  --------------

Total Corporate Obligations
   (Cost $39,513) ($ Thousands)                                          39,513
                                                                  --------------

ASSET-BACKED SECURITIES (A) (B) (D) -- 0.8%

UNITED STATES -- 0.8%
   Cheyne High Grade, Ser 2004-1A,
      Cl AM1
           5.466%, 11/10/06                                 671             671
   Commodore, Ser 2003-2A,
      Cl A1MM
           5.470%, 12/12/06                                 617             617
   Duke Funding, Ser 2004-6B,
      Cl A1S1
           5.577%, 10/10/06                               1,006           1,006
   Newcastle CDO Limited,
      Ser 2005-6A, Cl IM1
           5.350%, 10/24/06                                 268             268

--------------------------------------------------------------------------------
                                                    Face Amount    Market Value
                                      ($ Thousands) (1) /Shares   ($ Thousands)
--------------------------------------------------------------------------------

   Park Place Securities NIM Trust,
      Ser 2004-MM1, Cl AM6
           5.360%, 10/25/06                                 596   $         596
   Saturn Ventures II
           5.390%, 10/10/06                               1,080           1,080
   TIAA Real Estate, Ser 2003-1A, Cl A1
           5.354%, 10/30/06                                 997             997
   Witherspoon CDO Funding
           5.340%, 10/16/06                               1,157           1,157
                                                                  --------------

Total Asset-Backed Securities
   (Cost $6,392) ($ Thousands)                                            6,392
                                                                  --------------

COMMON STOCK -- 0.0%

THAILAND -- 0.0%
   TPI Polene Public*                                   594,488             154
                                                                  --------------

Total Common Stock
   (Cost $194) ($ Thousands)                                                154
                                                                  --------------

                                                     Number of
                                                      Warrants
                                                    -----------

WARRANTS -- 0.1%
MEXICO -- 0.1%
   United Mexican States,
      Expires 10/10/06*                                   2,800              42
   United Mexican States,
      Expires 11/09/06*                                   9,400              94
   United Mexican States,
      Expires 11/22/06*                               1,650,000             924
                                                                  --------------
                                                                          1,060
                                                                  --------------

NIGERIA -- 0.0%
   Central Bank of Nigeria,
      Expires 11/15/20 (K)*                               2,250              --
                                                                  --------------

Total Warrants
   (Cost $276) ($ Thousands)                                              1,060
                                                                  --------------

TIME DEPOSITS -- 1.6%

UNITED STATES -- 1.6%
   Brown Brothers Harriman
           4.630%, 10/02/06                              12,828          12,828
           2.190%, 10/02/06                  EUR             15              19
                                                                  --------------

Total Time Deposits
   (Cost $12,847) ($ Thousands)                                          12,847
                                                                  --------------


--------------------------------------------------------------------------------
SEI Institutional International Trust / Annual Report / September 30, 2006    43

SCHEDULE OF INVESTMENTS

September 30, 2006

--------------------------------------------------------------------------------
                                                    Face Amount    Market Value
Description                                   ($ Thousands) (1)   ($ Thousands)
--------------------------------------------------------------------------------

COMMERCIAL PAPER (D) (E) -- 1.5%
UNITED STATES -- 1.5%
   Broadhollow Funding
           5.502%, 10/02/06                               2,682   $       2,681
   Citius I Funding
           5.313%, 10/17/06                                 671             669
   Elysian Funding LLC
           5.427%, 11/27/06                               1,204           1,193
           5.401%, 11/20/06                               1,076           1,068
           5.390%, 11/06/06                               1,341           1,334
   Georgetown Funding
           5.349%, 10/24/06                                 345             344
   Lakeside Funding
           5.330%, 10/10/06                                 802             802
   Mica Funding
           5.299%, 10/12/06                               1,341           1,339
   Ocala Funding
           5.321%, 10/20/06                                 671             668
           5.318%, 10/10/06                               1,529           1,527
   Rhineland Funding
           5.470%, 10/12/06                                 671             669
           5.378%, 12/12/06                                 441             437
                                                                  --------------

Total Commercial Paper
   (Cost $12,731) ($ Thousands)                                          12,731
                                                                  --------------

MASTER NOTES (B) (D) -- 0.4%
   Bank of America
           5.445%, 10/02/06                               3,353           3,353
                                                                  --------------

Total Master Notes
   (Cost $3,353) ($ Thousands)                                            3,353
                                                                  --------------

CERTIFICATES OF DEPOSIT (D) -- 0.3%
UNITED STATES -- 0.3%
   Barclays Bank
           5.440%, 06/11/07                                 671             671
   CC USA (A)
           5.520%, 06/18/07                               1,341           1,341
   US Trust Company New York (B)
           5.370%, 10/13/06                                 536             536
                                                                  --------------

Total Certificates of Deposit
   (Cost $2,548) ($ Thousands)                                            2,548
                                                                  --------------

--------------------------------------------------------------------------------
                                                    Face Amount    Market Value
Description                                   ($ Thousands) (1)   ($ Thousands)
--------------------------------------------------------------------------------

OIL-LINKED PAYMENT OBLIGATION -- 0.1%
VENEZUELA -- 0.1%
   Government of Venezuela Par,
      Expires 04/15/20*                                      34   $       1,144
                                                                  --------------

Total Oil-Linked Payment Obligation
   (Cost $--) ($ Thousands)                                               1,144
                                                                  --------------

REPURCHASE AGREEMENTS (D) (F) -- 1.0%
   Barclays Capital
      5.350%, dated 09/29/06, to be
      repurchased on 10/02/06,
      repurchase price $1,863,777
      (collateralized by a
      U.S. Government Obligation,
      par value $1,779,291, 6.000%,
      05/15/11; with total market
      value $1,900,218)                                   1,863           1,863
   Deutsche Bank
      5.330%, dated 09/29/06, to be
      repurchased on 10/02/06,
      repurchase price $2,683,310
      (collateralized by various
      U.S. Government Obligations,
      ranging in par value $23,200-
      $798,373, 3.750%-5.300%,
      02/21/08-04/25/14; with total
      market value $2,735,770)                            2,682           2,682
   Lehman Brothers
      5.330%, dated 09/29/06, to be
      repurchased on 10/02/06,
      repurchase price $3,354,138
      (collateralized by various
      U.S. Government Obligations,
      ranging in par value $231,467-
      $412,510, 2.500%-7.625%,
      01/30/07-05/18/16; with total
      market value $3,419,740)                            3,353           3,353
                                                                  --------------

Total Repurchase Agreements
   (Cost $7,898) ($ Thousands)                                            7,898
                                                                  --------------

Total Investments -- 106.6%
   (Cost $817,556) ($ Thousands)                                  $     883,044
                                                                  ==============


--------------------------------------------------------------------------------
44    SEI Institutional International Trust / Annual Report / September 30, 2006

Forward Foreign Currency Contracts -- A summary of the outstanding forward foreign currency contracts held by the Fund at September 30, 2006, is as follows (see Note 2 in Notes to Financial Statements):

--------------------------------------------------------------------------------
                                                                     UNREALIZED
                              CURRENCY              CURRENCY       APPRECIATION
MATURITY                    TO DELIVER            TO RECEIVE     (DEPRECIATION)
    DATE                   (THOUSANDS)           (THOUSANDS)      ($ THOUSANDS)
--------------------------------------------------------------------------------
10/3/06              BRL         4,757    USD          2,200             $    9
10/3/06-11/3/06      USD        21,523    BRL         46,733                (52)
10/5/06              USD           277    RON            764                 (4)
10/6/06-11/10/06     USD        12,192    TRY         18,221               (230)
10/16/06-3/22/07     USD        11,104    RUB        314,344                678
10/18/06-11/13/06    USD        16,558    MXP        181,337                (94)
11/22/06             EUR         6,605    USD          8,400                 10
11/22/06-12/18/06    USD        19,231    PLZ         60,287                 56
12/7/06-12/22/06     USD         2,000    PHP        100,330                 (6)
12/18/06             PLZ        21,362    USD          6,724               (113)
1/10/07-3/12/07      USD           900    NGN        115,632                  1
                                                                         ------
                                                                         $  255
                                                                         ======

Futures -- A summary of the open futures contracts held by the Fund at September 30, 2006, is as follows (see Note 2 in Notes to Financial Statements):

--------------------------------------------------------------------------------
                                                                     UNREALIZED
TYPE OF                          NUMBER OF        EXPIRATION       DEPRECIATION
CONTRACT                         CONTRACTS              DATE      ($ THOUSANDS)
--------------------------------------------------------------------------------
U.S. Long Treasury Bond                (63)         Dec-2006             $  (62)
                                                                         ======

Swaps -- A summary of outstanding swap agreements held by the Fund at September 30, 2006, is as follows (see Note 2 in Notes to Financial Statements):

-----------------------------------------------------------------------------------
                                TOTAL RETURN SWAPS
-----------------------------------------------------------------------------------
                                                                        UNREALIZED
                                                           NOTIONAL   APPRECIATION
                                            EXPIRATION       AMOUNT (DEPRECIATION)
DESCRIPTION                                       DATE  (THOUSANDS)  ($ THOUSANDS)
-----------------------------------------------------------------------------------
 Fund receives payment at maturity on the
    Brazilian CDI Index times the notional
    amount. Fund receives payment if the
    return on the spread appreciates over
    the payment period and pays if the
    return on the spread depreciates over
    the payment period. (Counterparty:
    Deutsche Bank)                             08/15/10        1,400          $ 37

 Fund receives payment at maturity on the
    Brazilian CDI Index times the notional
    amount. Fund receives payment if the
    return on the spread appreciates over
    the payment period and pays if the
    return on the spread depreciates over
    the payment period. (Counterparty:
    Merrill Lynch)                             08/15/10        1,400            13

 Fund receives payment at maturity on the
    Brazilian CDI Index times the notional
    amount. Fund receives payment if the
    return on the spread appreciates over
    the payment period and pays if the
    return on the spread depreciates over
    the payment period. (Counterparty:
    JPMorgan Chase)                            08/15/10       12,000            12

 Fund receives payment at maturity on the
    Brazilian CDI Index times the notional
    amount. Fund receives payment if the
    return on the spread appreciates over
    the return on the payment period and
    pays if the return on the spread
    depreciates over the payment period.
    (Counterparty: JPMorgan Chase)             05/15/11        4,214            (3)

 Fund receives payment at maturity on the
    Nigerian NGN Index times the notional
    amount. Fund receives payment if the
    return on the spread appreciates over
    the payment period and pays if the
    return on the spread depreciates over
    the payment period. (Counterparty:
    Citigroup)                                 02/07/07      143,103            82

-----------------------------------------------------------------------------------
                          TOTAL RETURN SWAPS (CONTINUED)
-----------------------------------------------------------------------------------
                                                                        UNREALIZED
                                                           NOTIONAL   APPRECIATION
                                            EXPIRATION       AMOUNT (DEPRECIATION)
DESCRIPTION                                       DATE  (THOUSANDS)  ($ THOUSANDS)
-----------------------------------------------------------------------------------
 Fund receives payment at maturity on the
    Nigerian NGN Index times the notional
    amount. Fund receives payment if the
    return on the spread appreciates over
    the payment period and pays if the
    return on the spread depreciates over
    the payment period. (Counterparty:
    Citigroup)                                 03/05/07       59,341          $ 22

 Fund receives payment at maturity on the
    Nigerian NGN Index times the notional
    amount. Fund receives payment if the
    return on the spread appreciates over
    the payment period and pays if the
    return on the spread depreciates over
    the payment period. (Counterparty:
    Citigroup)                                 05/08/07      251,470            45

 Fund receives payment at maturity on the
    Nigerian NGN Index times the notional
    amount. Fund receives payment if the
    return on the spread appreciates over
    the payment period and pays if the
    return on the spread depreciates over
    the payment period. (Counterparty:
    Citigroup)                                 12/20/08       78,113            74

 Fund receives payment at maturity on the
    Nigerian NGN Index times the notional
    amount. Fund receives payment if the
    return on the spread appreciates over
    the payment period and pays if the
    return on the spread depreciates over
    the payment period. (Counterparty:
    Citigroup)                                 01/30/09      127,354            72

 Fund receives payment at maturity on the
    Nigerian NGN Index times the notional
    amount. Fund receives payment if the
    return on the spread appreciates over
    the payment period and pays if the
    return on the spread depreciates over
    the payment period. (Counterparty:
    Standard Bank)                             02/06/07       60,130            38

 Fund receives payment at maturity on the
    Nigerian NGN Index times the notional
    amount. Fund receives payment if the
    return on the spread appreciates over
    the payment period and pays if the
    return on the spread depreciates over
    the payment period. (Counterparty:
    Standard Bank)                             05/08/07      176,342            52

 Fund receives payment at maturity on the
    Nigerian NGN Index times the notional
    amount. Fund receives payment if the
    return on the spread appreciates over
    the payment period and pays if the
    return on the spread depreciates over
    the payment period. (Counterparty:
    Standard Charter Bank)                     05/04/07      158,728            58

 Fund receives payment at maturity on the
    Nigerian NGN Index times the notional
    amount. Fund receives payment if the
    return on the spread appreciates over
    the payment period and pays if the
    return on the spread depreciates over
    the payment period. (Counterparty:
    Standard Charter Bank)                     05/15/07       28,424            13

 Fund receives payment at maturity on the
    Nigerian NGN Index times the notional
    amount. Fund receives payment if the
    return on the spread appreciates over
    the payment period and pays if the
    return on the spread depreciates over
    the payment period. (Counterparty:
    Standard Bank)                             02/26/09       55,618             7

 Fund receives payment at maturity on the
    Nigerian NGN Index times the notional
    amount. Fund receives payment if the
    return on the spread appreciates over
    the payment period and pays if the
    return on the spread depreciates over
    the payment period. (Counterparty:
    Citigroup)                                 04/03/09       82,011            35

 Fund receives payment at maturity on 16.75%
    of the Nigerian Treasury Bond NGN times
    the notional amount. Fund receives
    payment if the return on the spread
    appreciates over the payment period and
    pays if the return on the spread
    depreciates over the payment period.
    (Counterparty: Standard Bank)              12/16/08       73,320            57
-----------------------------------------------------------------------------------
                                                                              $614
-----------------------------------------------------------------------------------


--------------------------------------------------------------------------------
SEI Institutional International Trust / Annual Report / September 30, 2006    45

SCHEDULE OF INVESTMENTS

September 30, 2006

-----------------------------------------------------------------------------------
                               CREDIT DEFAULT SWAPS
-----------------------------------------------------------------------------------
                                                                        UNREALIZED
                                                           NOTIONAL   APPRECIATION
                                            EXPIRATION       AMOUNT (DEPRECIATION)
DESCRIPTION                                       DATE  (THOUSANDS)  ($ THOUSANDS)
-----------------------------------------------------------------------------------
 Fund receives semi-annual payment of
    1.845% (3.690% per annum) on a
    termination date. Upon a defined credit
    event, Fund pays the notional amount
    and takes receipt of the defined
    deliverable obligation. (Counterparty:
    JPMorgan Chase)                            10/20/15        4,500        $  575

 Fund receives semi-annual payment of
    0.800% (1.600% per annum) times the
    notional amount of JSC Gazprom, 8.625%,
    04/28/34. Upon a defined credit event,
    Fund pays the notional amount and takes
    receipt of the defined deliverable
    obligation. (Counterparty: Credit
    Suisse First Boston)                       01/20/16        8,550           174

 Fund receives semi-annual payment of 0.685%
    (1.370% per annum) times the notional
    amount of JSC Gazprom, 8.625%, 04/28/34.
    Upon a defined credit event, Fund pays
    the notional amount and takes receipt of
    the defined deliverable obligation.
    (Counterparty: Credit Suisse First
    Boston)                                    08/20/16        1,000             1

 Fund receives semi-annual payment of 0.318%
    (0.635% per annum) times the notional
    amount of Russian Federation
    Registered, 5.000%, 03/31/30. Upon a
    defined credit event, Fund pays the
    notional amount and takes receipt of
    the defined deliverable obligation.
    (Counterparty: Credit Suisse First
    Boston)                                    03/20/16       11,270           (34)

 Fund receives semi-annual payment of 0.590%
    (1.180% per annum) times the notional
    amount of Russian Federation
    Registered, 4.107%, 04/15/10. Upon a
    defined credit event, Fund pays the
    notional amount and takes receipt of
    the defined deliverable obligation.
    (Counterparty: Credit Suisse First
    Boston)                                    04/15/10        2,000            92

 Fund receives semi-annual payment of 0.445%
    (0.890% per annum) times the notional
    amount of Russian Federation
    Registered, 4.107%, 09/10/15. Upon a
    defined credit event, Fund pays the
    notional amount and takes receipt of
    the defined deliverable obligation.
    (Counterparty: Credit Suisse First
    Boston)                                    09/20/15        4,350            45

 Fund receives semi-annual payment of 0.355%
    (0.710% per annum) times the notional
    amount of Russian Federation
    Registered, 5.000%, 03/31/30. Upon a
    defined credit event, Fund pays the
    notional amount and takes receipt of
    the defined deliverable obligation.
    (Counterparty: Deutsche Bank)              01/20/16       31,100           171
-----------------------------------------------------------------------------------
                                                                            $1,024
-----------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Description
--------------------------------------------------------------------------------

      Percentages are based on Net Assets of $828,343 ($ Thousands).

*     Non-Income Producing Security

(1)   In U.S. dollars unless otherwise indicated.

(A) This security was sold within the terms of a private placement memorandum, exempt from registration under Section 3A-4, 4(2), or 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other "accredited investors." These securities have been determined to be liquid under guidelines established by the Board of Trustees.

(B) Variable Rate Security -- The rate reported on the Schedule of Investments is the rate in effect as of September 30, 2006.

(C) This security or a partial position of this security is on loan at September 30, 2006. The total value of securities on loan at September 30, 2006 was $69,135 ($ Thousands) (See Note 8).

(D) This security was purchased with cash collateral held from securities lending. The total value of such securities as of September 30, 2006 was $72,435 ($ Thousands) (See Note 8).

(E)   The rate reported is the effective yield at time of purchase.

(F)   Tri-Party Repurchase Agreement.

(G) Cash on loan to swap counterparty as collateral for outstanding swap contracts.

(H) Step Bonds -- The rate reflected on the Schedule of Investments is the effective yield on September 30, 2006. The coupon on a step bond changes on a specified date.

(I)   Security in default on interest payments.

(J) Securities considered illiquid. The total value of such securities as of September 30, 2006 was $49,078 ($ Thousands) and represents 5.92% of net assets.

(K) Security fair valued using methods determined in good faith by the Valuation Committee of the Board of Trustees. The total value of such securities as of September 30, 2006 was $49,985 ($ Thousands) and represented 6.03% of net assets.

(L) Zero coupon security. The rate shown is the effective yield at time of purchase.

BRL -- Brazilian Real
CDI -- Chess Depository Interest
CDO -- Collateralized Debt Obligation
COP -- Chilean Peso
Cl -- Class
EUR -- Euro
EXL -- Extendable Maturity
FLIRB -- Front Loaded Interest Reduction Bond
IDR -- Indonesian Rupiah
ITL -- Italian Lira
LLC -- Limited Liability Company
MTN -- Medium Term Note
MXP -- Mexican Peso
NGN -- Nigerian Naira
NIM -- Net Interest Margin
NTN -- Nigerian Treasury Note
PHP -- Philippines Peso
PIK -- Payment-in-Kind
PLZ -- Polish Zloty
RON -- New Romanian Leu
RUB -- Russian Ruble
Ser -- Series
TRY -- New Turkish Lira
USD -- U.S. Dollar
UYU -- Uruguay Peso
ZAR -- South African Rand

Amounts designated as "--" are either $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.


--------------------------------------------------------------------------------
46    SEI Institutional International Trust / Annual Report / September 30, 2006

Statements of Assets and Liabilities ($ Thousands)

September 30, 2006

-------------------------------------------------------------------------------------------------------------
                                                                           INTERNATIONAL    EMERGING MARKETS
                                                                             EQUITY FUND         EQUITY FUND
-------------------------------------------------------------------------------------------------------------
ASSETS:
  Investments, at value (Cost $3,656,532, $1,120,991,
    $822,201 and $809,658, respectively)(1)                                   $4,266,780          $1,420,998
  Repurchase agreements (Cost $261,000,
    $82,000, $4,250 and $7,898, respectively)                                    261,000              82,000
  Affiliated investments, at value (Cost $39,946 and
    $5,229, respectively)                                                         39,946               5,229
  Cash                                                                            88,529              20,238
  Foreign currency, at value (Cost $15,050, $16,059,
    $13,414 and $192, respectively)                                               15,071              16,063
  Cash and foreign currency pledged as collateral for
    futures contracts                                                                 --                  --
  Receivable for investment securities sold                                       19,298               5,532
  Dividends and interest receivable                                                9,759               2,107
  Receivable for capital shares sold                                               5,642               3,629
  Swap Contracts, at value (Premiums given $130 and
    $0, respectively)                                                              3,173                  --
  Unrealized gain on forward foreign currency contracts                            2,195                  --
  Variation margin receivable                                                      1,544                  --
  Foreign tax reclaim receivable                                                     799                 143
  Unrealized gain on foreign spot currency contracts                                  13                  --
  Deposits with brokers for forward foreign currency contracts                        --                  --
-------------------------------------------------------------------------------------------------------------
  Total Assets                                                                 4,713,749           1,555,939
-------------------------------------------------------------------------------------------------------------
LIABILITIES:
  Payable upon return of securities on loan                                      743,713             182,919
  Payable for investment securities purchased                                    327,772              28,629
  Reverse repurchase agreements                                                  120,671                  --
  Unrealized loss on forward foreign currency contracts                            6,459                  --
  Payable for capital shares redeemed                                              6,201               4,662
  Written options, at fair value (premiums received $(232))                          188                  --
  Variation margin payable                                                           153                  --
  Unrealized loss on foreign spot currency contracts                                  43                  --
  Investment advisory fees payable                                                 1,439               1,105
  Administration fees payable                                                      1,282                 713
  Shareholder servicing fees payable                                                 709                 274
  Administration servicing fees payable                                                6                  --
  Accrued expenses                                                                   639                 363
  Accrued foreign capital gains tax on appreciated securities                         66                 700
-------------------------------------------------------------------------------------------------------------
  Total Liabilities                                                            1,209,341             219,365
-------------------------------------------------------------------------------------------------------------
Net Assets                                                                    $3,504,408          $1,336,574
-------------------------------------------------------------------------------------------------------------
NET ASSETS:
  Paid in Capital (unlimited authorization -- no par value)                   $2,819,611          $  866,234
  Undistributed (distributions in excess of) net investment income                53,534               5,832
  Accumulated net realized gain (loss) on investments,
    futures contracts, options, foreign currency contracts
    and swap contracts                                                            20,992             165,710
  Net unrealized appreciation on investments and written options                 610,292             300,007
  Net unrealized appreciation (depreciation) on futures contracts                  1,542                  --
  Net unrealized appreciation on swap contracts                                    3,043                  --
  Net unrealized appreciation (depreciation) on forward
    foreign currency contracts, foreign currencies and
    translation of other assets and liabilities
    denominated in foreign currencies                                             (4,540)               (509)
  Accumulated foreign capital gains tax on
    appreciated securities                                                           (66)               (700)
-------------------------------------------------------------------------------------------------------------
  Net Assets                                                                  $3,504,408          $1,336,574
-------------------------------------------------------------------------------------------------------------
  Net Asset Value, Offering and Redemption
    Price Per Share -- Class A
    ($3,491,007,138 / 248,192,207 shares,
    $1,336,574,169 / 80,201,496 shares,
    $841,902,787 / 77,516,781 shares,
    $828,342,723 / 73,419,923 shares)                                         $    14.07          $    16.67
  Net Asset Value, Offering and Redemption
    Price Per Share -- Class I
    ($13,400,401 / 954,383 shares)                                            $    14.04                  --
-------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------
                                                                     INTERNATIONAL FIXED    EMERGING MARKETS
                                                                             INCOME FUND           DEBT FUND
-------------------------------------------------------------------------------------------------------------
ASSETS:
  Investments, at value (Cost $3,656,532, $1,120,991,
    $822,201 and $809,658, respectively)(1)                                  $   841,947         $   875,146
  Repurchase agreements (Cost $261,000,
    $82,000, $4,250 and $7,898, respectively)                                      4,250               7,898
  Affiliated investments, at value (Cost $39,946 and
    $5,229, respectively)                                                             --                  --
  Cash                                                                             5,950                 277
  Foreign currency, at value (Cost $15,050, $16,059,
    $13,414 and $192, respectively)                                               13,459                 199
  Cash and foreign currency pledged as collateral for
    futures contracts                                                             12,254               6,034
  Receivable for investment securities sold                                       34,030              24,578
  Dividends and interest receivable                                               10,930               8,932
  Receivable for capital shares sold                                                 579               3,014
  Swap Contracts, at value (Premiums given $130 and
    $0, respectively)                                                                 --               1,638
  Unrealized gain on forward foreign currency contracts                            7,328                 754
  Variation margin receivable                                                        390                  --
  Foreign tax reclaim receivable                                                      72                  --
  Unrealized gain on foreign spot currency contracts                                  66                  56
  Deposits with brokers for forward foreign currency contracts                        --               6,037
-------------------------------------------------------------------------------------------------------------
  Total Assets                                                                   931,255             934,563
-------------------------------------------------------------------------------------------------------------
LIABILITIES:
  Payable upon return of securities on loan                                       38,984              72,435
  Payable for investment securities purchased                                     42,712              30,934
  Reverse repurchase agreements                                                       --                  --
  Unrealized loss on forward foreign currency contracts                            5,361                 499
  Payable for capital shares redeemed                                              1,470               1,276
  Written options, at fair value (premiums received $(232))                           --                  --
  Variation margin payable                                                            --                  --
  Unrealized loss on foreign spot currency contracts                                  67                  72
  Investment advisory fees payable                                                   104                 313
  Administration fees payable                                                        414                 438
  Shareholder servicing fees payable                                                 153                 169
  Administration servicing fees payable                                               --                  --
  Accrued expenses                                                                    87                  84
  Accrued foreign capital gains tax on appreciated securities                         --                  --
-------------------------------------------------------------------------------------------------------------
  Total Liabilities                                                               89,352             106,220
-------------------------------------------------------------------------------------------------------------
Net Assets                                                                   $   841,903         $   828,343
-------------------------------------------------------------------------------------------------------------
NET ASSETS:
  Paid in Capital (unlimited authorization -- no par value)                  $   854,626         $   710,231
  Undistributed (distributions in excess of) net investment income               (29,365)              8,013
  Accumulated net realized gain (loss) on investments,
    futures contracts, options, foreign currency contracts
    and swap contracts                                                            (5,112)             42,757
  Net unrealized appreciation on investments and written options                  19,746              65,488
  Net unrealized appreciation (depreciation) on futures contracts                    (59)                (62)
  Net unrealized appreciation on swap contracts                                       --               1,638
  Net unrealized appreciation (depreciation) on forward
    foreign currency contracts, foreign currencies and
    translation of other assets and liabilities
    denominated in foreign currencies                                              2,067                 278
  Accumulated foreign capital gains tax on
    appreciated securities                                                            --                  --
-------------------------------------------------------------------------------------------------------------
  Net Assets                                                                 $   841,903         $   828,343
-------------------------------------------------------------------------------------------------------------
  Net Asset Value, Offering and Redemption
    Price Per Share -- Class A
    ($3,491,007,138 / 248,192,207 shares,
    $1,336,574,169 / 80,201,496 shares,
    $841,902,787 / 77,516,781 shares,
    $828,342,723 / 73,419,923 shares)                                        $     10.86         $     11.28
  Net Asset Value, Offering and Redemption
    Price Per Share -- Class I
    ($13,400,401 / 954,383 shares)                                                    --                  --
-------------------------------------------------------------------------------------------------------------

(1) Included in "Investments, at value" is the market value of securities on loan in the amounts of $704,393, $166,213, $36,722 and $69,135 ($
    Thousands), respectively.

Amounts designated as "--" are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.


--------------------------------------------------------------------------------
SEI Institutional International Trust / Annual Report / September 30, 2006    47

Statements of Operations ($ Thousands)

For the year ended September 30, 2006

-------------------------------------------------------------------------------------------------------------
                                                                           INTERNATIONAL            EMERGING
                                                                                  EQUITY      MARKETS EQUITY
                                                                                    FUND                FUND
-------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
  Dividends                                                                     $ 91,562             $36,502
  Dividends from Affiliated Investment Company(1)                                    924                 361
  Interest                                                                        17,354                 955
  Security Lending Income -- Net                                                   3,436                 837
  Less: Foreign Taxes Withheld                                                    (6,947)             (3,621)
-------------------------------------------------------------------------------------------------------------
  Total Investment Income                                                        106,329              35,034
-------------------------------------------------------------------------------------------------------------
EXPENSES:
  Investment Advisory Fees                                                        16,947              14,092
  Administration Fees                                                             15,102               8,724
  Shareholder Servicing Fees -- Class A                                            8,362               3,355
  Shareholder Servicing Fees -- Class I                                               27                  --
  Administrative Servicing Fees -- Class I                                            27                  --
  Trustee Fees                                                                        48                  19
  Interest Expense on Reverse Repurchase Agreements                                2,454                  --
  Custodian/Wire Agent Fees                                                        1,006               1,196
  Printing Fees                                                                      208                  82
  Professional Fees                                                                  199                  78
  Registration Fees                                                                   44                  17
  Other Expenses                                                                     143                  58
-------------------------------------------------------------------------------------------------------------
  Total Expenses                                                                  44,567              27,621
-------------------------------------------------------------------------------------------------------------
  Less:
    Waiver of Investment Advisory Fees                                                --              (1,218)
    Waiver of Shareholder Servicing Fees -- Class A                                   --                  --
    Fees Paid Indirectly(1)                                                         (175)                (96)
-------------------------------------------------------------------------------------------------------------
  Net Expenses                                                                    44,392              26,307
-------------------------------------------------------------------------------------------------------------
NET INVESTMENT INCOME                                                             61,937               8,727
-------------------------------------------------------------------------------------------------------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON
  INVESTMENTS, OPTIONS, FUTURES CONTRACTS, SWAP
  CONTRACTS AND FOREIGN CURRENCY TRANSACTIONS
  Net Realized Gain (Loss) from:
    Investments                                                                  445,894             247,672
    Futures Contracts                                                             16,703                  --
    Written Options                                                                  301                  --
    Swap Contracts                                                                   281                  --
    Foreign Currency Transactions                                                  8,160              (1,381)
  Net Change in Unrealized Appreciation (Depreciation) on:
    Investments                                                                   39,129             (49,422)
    Futures Contracts                                                              1,432                  --
    Written Options                                                                   44                  --
    Swap Contracts                                                                 3,043                  --
    Foreign Capital Gains Tax on Appreciated Securities                               --                 415
    Foreign Currency Transactions                                                 (4,521)               (506)
-------------------------------------------------------------------------------------------------------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON
  INVESTMENTS, OPTIONS, FUTURES CONTRACTS, SWAP
  CONTRACTS AND FOREIGN CURRENCY TRANSACTIONS                                    510,466             196,778
-------------------------------------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
  FROM OPERATIONS                                                               $572,403            $205,505
=============================================================================================================

-------------------------------------------------------------------------------------------------------------
                                                                           INTERNATIONAL            EMERGING
                                                                            FIXED INCOME        MARKETS DEBT
                                                                                    FUND                FUND
-------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
  Dividends                                                                     $     4            $    205
  Dividends from Affiliated Investment Company(1)                                     --                  --
  Interest                                                                        30,565              56,727
  Security Lending Income -- Net                                                      36                 458
  Less: Foreign Taxes Withheld                                                      (163)               (437)
-------------------------------------------------------------------------------------------------------------
  Total Investment Income                                                         30,442              56,953
-------------------------------------------------------------------------------------------------------------
EXPENSES:
  Investment Advisory Fees                                                         1,263               7,580
  Administration Fees                                                              5,051               5,797
  Shareholder Servicing Fees -- Class A                                            2,105               2,229
  Shareholder Servicing Fees -- Class I                                               --                  --
  Administrative Servicing Fees -- Class I                                            --                  --
  Trustee Fees                                                                        13                  14
  Interest Expense on Reverse Repurchase Agreements                                   --                  --
  Custodian/Wire Agent Fees                                                          111                 109
  Printing Fees                                                                       49                  50
  Professional Fees                                                                   49                  52
  Registration Fees                                                                   10                   4
  Other Expenses                                                                      35                  34
-------------------------------------------------------------------------------------------------------------
  Total Expenses                                                                   8,686              15,869
-------------------------------------------------------------------------------------------------------------
  Less:
    Waiver of Investment Advisory Fees                                                --              (3,741)
    Waiver of Shareholder Servicing Fees -- Class A                                 (183)                 --
    Fees Paid Indirectly(1)                                                           --                  --
-------------------------------------------------------------------------------------------------------------
  Net Expenses                                                                     8,503              12,128
-------------------------------------------------------------------------------------------------------------
NET INVESTMENT INCOME                                                             21,939              44,825
-------------------------------------------------------------------------------------------------------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON
  INVESTMENTS, OPTIONS, FUTURES CONTRACTS, SWAP
  CONTRACTS AND FOREIGN CURRENCY TRANSACTIONS
  Net Realized Gain (Loss) from:
    Investments                                                                   (3,072)             57,042
    Futures Contracts                                                                935                 (51)
    Written Options                                                                   --                  --
    Swap Contracts                                                                    --               2,036
    Foreign Currency Transactions                                                (55,296)              6,595
  Net Change in Unrealized Appreciation (Depreciation) on:
    Investments                                                                   14,441             (36,436)
    Futures Contracts                                                               (517)                (62)
    Written Options                                                                   --                  --
    Swap Contracts                                                                    --               1,572
    Foreign Capital Gains Tax on Appreciated Securities                               --                  --
    Foreign Currency Transactions                                                  6,913              (2,928)
-------------------------------------------------------------------------------------------------------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON
  INVESTMENTS, OPTIONS, FUTURES CONTRACTS, SWAP
  CONTRACTS AND FOREIGN CURRENCY TRANSACTIONS                                    (36,596)             27,768
-------------------------------------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
  FROM OPERATIONS                                                               $(14,657)           $ 72,593
=============================================================================================================

(1) See Note 3 in Notes to Financial Statements.

Amounts designated as "--" are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.


--------------------------------------------------------------------------------
48    SEI Institutional International Trust / Annual Report / September 30, 2006

Statements of Changes in Net Assets ($ Thousands)

For the years ended September 30,

-------------------------------------------------------------------------------------------------------------------------------
                                                                             INTERNATIONAL               EMERGING MARKETS
                                                                              EQUITY FUND                  EQUITY FUND
-------------------------------------------------------------------------------------------------------------------------------
                                                                              2006          2005           2006           2005
-------------------------------------------------------------------------------------------------------------------------------
OPERATIONS:
 Net Investment Income                                                 $    61,937    $   44,643    $     8,727   $     12,201
 Net Realized Gain from Investments, Written Options,
   Futures Contracts and Swap Contracts                                    463,179       383,922        247,672        219,276
 Net Realized Gain (Loss) on Forward Foreign Currency Contracts
   and Foreign Currency Transactions                                         8,160        (3,333)        (1,381)           (55)
 Net Change in Unrealized Appreciation (Depreciation) on Investments,
   Written Options, Futures Contracts and Swap Contracts                    43,648       268,208        (49,422)       199,314
 Net Change in Accrued Foreign Capital Tax Gains on
   Appreciated Securities                                                       --           (66)           415          1,722
 Net Change in Unrealized Appreciation (Depreciation) on
   Forward Foreign Currency Contracts, Foreign Currencies,
   and Translation of Other Assets and Liabilities
   Denominated in Foreign Currencies                                        (4,521)          (77)          (506)            16
-------------------------------------------------------------------------------------------------------------------------------
 Net Increase in Net Assets Resulting from Operations                      572,403       693,297        205,505        432,474
-------------------------------------------------------------------------------------------------------------------------------
DIVIDENDS AND DISTRIBUTIONS FROM:
 Net Investment Income:
   Class A                                                                 (71,852)      (62,768)        (8,389)        (8,705)
   Class I                                                                    (182)         (121)            --             --
 Net Realized Gains:
   Class A                                                                      --            --       (127,622)            --
   Class I                                                                      --            --             --             --
-------------------------------------------------------------------------------------------------------------------------------
 Total Dividends and Distributions                                         (72,034)      (62,889)      (136,011)        (8,705)
-------------------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS:
 CLASS A:
 Proceeds from Shares Issued                                               701,740       586,756        314,335        267,067
 Reinvestment of Dividends & Distributions                                  68,952        60,095        130,923          8,400
 Cost of Shares Redeemed                                                (1,005,774)     (754,102)      (532,680)      (384,469)
-------------------------------------------------------------------------------------------------------------------------------
 Decrease in Net Assets Derived from Class A Transactions                 (235,082)     (107,251)       (87,422)      (109,002)
-------------------------------------------------------------------------------------------------------------------------------
 CLASS I:
 Proceeds from Shares Issued                                                 6,914         2,709             --             --
 Reinvestment of Dividends & Distributions                                     178           114             --             --
 Cost of Shares Redeemed                                                    (3,181)       (2,071)            --             --
-------------------------------------------------------------------------------------------------------------------------------
 Increase in Net Assets Derived from Class I Transactions                    3,911           752             --             --
-------------------------------------------------------------------------------------------------------------------------------
 Decrease in Net Assets Derived from Capital Share Transactions           (231,171)     (106,499)       (87,422)      (109,002)
-------------------------------------------------------------------------------------------------------------------------------
 Net Increase (Decrease) in Net Assets                                     269,198       523,909        (17,928)       314,767
-------------------------------------------------------------------------------------------------------------------------------
NET ASSETS:
 BEGINNING OF YEAR                                                       3,235,210     2,711,301      1,354,502      1,039,735
-------------------------------------------------------------------------------------------------------------------------------
 END OF YEAR                                                           $ 3,504,408    $3,235,210    $ 1,336,574   $  1,354,502
===============================================================================================================================
 UNDISTRIBUTED NET INVESTMENT INCOME
    INCLUDED IN NET ASSETS AT END OF YEAR                              $    53,534    $   38,012    $     5,832   $      8,381
===============================================================================================================================
SHARE TRANSACTIONS:
 CLASS A:
 Shares Issued                                                              53,743        53,684         19,358         19,952
 Reinvestment of Distributions                                               5,583         5,443          8,739            652
 Shares Redeemed                                                           (77,049)      (68,895)       (32,895)       (29,296)
-------------------------------------------------------------------------------------------------------------------------------
 Total Class A Transactions                                                (17,723)       (9,768)        (4,798)        (8,692)
-------------------------------------------------------------------------------------------------------------------------------
 CLASS I:
 Shares Issued                                                                 523           248             --             --
 Reinvestment of Distributions                                                  14            10             --             --
 Shares Redeemed                                                              (239)         (189)            --             --
-------------------------------------------------------------------------------------------------------------------------------
 Total Class I Transactions                                                    298            69             --             --
-------------------------------------------------------------------------------------------------------------------------------
 Net Decrease in Shares Outstanding
    from Share Transactions                                                (17,425)       (9,699)        (4,798)        (8,692)
===============================================================================================================================

Amounts designated as "--" are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.


--------------------------------------------------------------------------------
SEI Institutional International Trust / Annual Report / September 30, 2006    49

Statements of Changes in Net Assets ($ Thousands)

For the years ended September 30,

-------------------------------------------------------------------------------------------------------------------------------
                                                                             INTERNATIONAL               EMERGING MARKETS
                                                                           FIXED INCOME FUND                DEBT FUND
-------------------------------------------------------------------------------------------------------------------------------
                                                                              2006          2005           2006           2005
-------------------------------------------------------------------------------------------------------------------------------
OPERATIONS:
 Net Investment Income                                                   $  21,939     $  21,517     $   44,825     $   53,822
 Net Realized Gain (Loss) from Investments,
   Futures Contracts and Swap Contracts                                     (2,137)       24,236         59,027         67,119
 Net Realized Gain (Loss) on Forward Foreign Currency Contracts
   and Foreign Currency Transactions                                       (55,296)       31,359          6,595          3,243
 Net Change in Unrealized Appreciation (Depreciation) on
   Investments, Futures Contracts and Swap Contracts                        13,924       (45,497)       (34,926)        32,356
 Net Change in Unrealized Appreciation (Depreciation) on Forward
   Foreign Currency Contracts, Foreign Currencies, and Translation
   of Other Assets and Liabilities Denominated in Foreign Currencies         6,913        (3,239)        (2,928)         2,993
-------------------------------------------------------------------------------------------------------------------------------
 Net Increase (Decrease) in Net Assets Resulting from Operations           (14,657)       28,376         72,593        159,533
-------------------------------------------------------------------------------------------------------------------------------
DIVIDENDS AND DISTRIBUTIONS FROM:
 Net Investment Income:
   Class A                                                                 (26,270)      (68,523)       (72,844)       (45,621)
 Net Realized Gains:
   Class A                                                                 (22,930)       (3,062)       (60,041)       (18,883)
-------------------------------------------------------------------------------------------------------------------------------
 Total Dividends and Distributions                                         (49,200)      (71,585)      (132,885)       (64,504)
-------------------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS:
 CLASS A:
 Proceeds from Shares Issued                                               260,279       295,426        415,908        515,445
 Reinvestment of Dividends & Distributions                                  46,434        67,732        126,564         62,023
 Cost of Shares Redeemed                                                  (281,876)     (346,659)      (797,682)      (294,135)
-------------------------------------------------------------------------------------------------------------------------------
 Increase (Decrease) in Net Assets Derived from Capital Share
   Transactions                                                             24,837        16,499       (255,210)       283,333
-------------------------------------------------------------------------------------------------------------------------------
 Net Increase (Decrease) in Net Assets                                     (39,020)      (26,710)      (315,502)       378,362
-------------------------------------------------------------------------------------------------------------------------------
NET ASSETS:
 BEGINNING OF YEAR                                                         880,923       907,633      1,143,845        765,483
-------------------------------------------------------------------------------------------------------------------------------
 END OF YEAR                                                             $ 841,903     $ 880,923     $  828,343     $1,143,845
===============================================================================================================================
 UNDISTRIBUTED (DISTRIBUTIONS IN EXCESS OF) NET INVESTMENT INCOME
    INCLUDED IN NET ASSETS AT END OF YEAR                                $ (29,365)    $  30,265     $    8,013     $   35,250
===============================================================================================================================
SHARE TRANSACTIONS:
 CLASS A:
 Shares Issued                                                              24,116        23,879         37,501         46,704
 Reinvestment of Dividends & Distributions                                   4,294         5,365         11,643          5,804
 Shares Redeemed                                                           (26,076)      (28,329)       (72,592)       (26,907)
-------------------------------------------------------------------------------------------------------------------------------
 Total Class A Transactions                                                  2,334           915        (23,448)        25,601
===============================================================================================================================

The accompanying notes are an integral part of the financial statements.


--------------------------------------------------------------------------------
50    SEI Institutional International Trust / Annual Report / September 30, 2006

Financial Highlights

For the years ended September 30, (unless otherwise indicated)

For a Share Outstanding Throughout Each Period

-------------------------------------------------------------------------------------------------------------------------
                                                 Net Realized
                                                          and                               Distributions
                     Net Asset           Net       Unrealized                   Dividends            from           Total
                        Value,    Investment            Gains          Total     from Net        Realized       Dividends
                     Beginning        Income         (Losses)           from   Investment         Capital             and
                     of Period        (Loss)    on Securities     Operations       Income           Gains   Distributions
-------------------------------------------------------------------------------------------------------------------------
INTERNATIONAL EQUITY FUND
   CLASS A
   2006                 $12.14         $0.24(1)        $ 1.97(1)      $ 2.21       $(0.28)         $   --         $(0.28)
   2005                   9.81          0.16(1)          2.40(1)        2.56        (0.23)             --          (0.23)
   2004                   8.20          0.10(1)          1.60(1)        1.70        (0.09)             --          (0.09)
   2003                   6.93          0.08(1)          1.23(1)        1.31        (0.04)             --          (0.04)
   2002                   8.25          0.04            (1.34)         (1.30)       (0.02)             --          (0.02)
   CLASS I
   2006                 $12.12         $0.23(1)        $ 1.94(1)      $ 2.17       $(0.25)         $   --         $(0.25)
   2005                   9.81          0.14(1)          2.38(1)        2.52        (0.21)             --          (0.21)
   2004                   8.20          0.10(1)          1.58(1)        1.68        (0.07)             --          (0.07)
   2003                   6.93          0.09(1)          1.20(1)        1.29        (0.02)             --          (0.02)
   2002(2)                8.97          0.03            (2.07)         (2.04)          --              --             --

EMERGING MARKETS EQUITY FUND
   CLASS A
   2006                 $15.94         $0.11(1)        $ 2.32(1)      $ 2.43       $(0.10)         $(1.60)        $(1.70)
   2005                  11.10          0.14(1)          4.80(1)        4.94        (0.10)             --          (0.10)
   2004                   9.00          0.09(1)          2.03(1)        2.12        (0.02)             --          (0.02)
   2003                   6.53          0.05(1)          2.42(1)        2.47           --              --             --
   2002                   6.08          0.01             0.47           0.48        (0.03)             --          (0.03)

INTERNATIONAL FIXED INCOME FUND
   CLASS A
   2006                 $11.72         $0.28(1)        $(0.49)(1)     $(0.21)      $(0.34)         $(0.31)        $(0.65)
   2005                  12.22          0.28(1)          0.15(1)        0.43        (0.89)          (0.04)         (0.93)
   2004                  12.45          0.28(1)          0.63(1)        0.91        (0.92)          (0.22)         (1.14)
   2003                  11.00          0.30(1)          1.53(1)        1.83        (0.33)          (0.05)         (0.38)
   2002                  10.12          0.55             0.33           0.88           --              --             --

EMERGING MARKETS DEBT FUND
   CLASS A
   2006                 $11.81        $ 0.56(1)        $ 0.34(1)      $ 0.90      $ (0.80)       $  (0.63)       $ (1.43)
   2005                  10.74          0.66(1)          1.31(1)        1.97        (0.63)          (0.27)         (0.90)
   2004                  11.15          0.61(1)          0.77(1)        1.38        (0.66)          (1.13)         (1.79)
   2003                   8.12          0.78(1)          3.01(1)        3.79        (0.76)             --          (0.76)
   2002                   9.03          0.82            (0.56)          0.26        (0.99)          (0.18)         (1.17)

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                Ratio of
                                                                              Ratio of          Expenses       Ratio of
                                                                           Expenses to        to Average            Net
                                                                           Average Net        Net Assets     Investment
                                                            Ratio of            Assets        (Excluding         Income
                     Net Asset               Net Assets     Expenses        (Excluding       Waivers and         (Loss)    Portfolio
                    Value, End    Total   End of Period   to Average         Fees Paid         Fees Paid     to Average     Turnover
                     of Period  Return+   ($ Thousands)  Net Assets*     Indirectly)**     Indirectly)**     Net Assets        Rate+
------------------------------------------------------------------------------------------------------------------------------------
INTERNATIONAL EQUITY FUND
   CLASS A
   2006                 $14.07    18.50%     $3,491,007         1.32%(4)          1.33%(4)          1.33%(4)       1.85%        118%
   2005                  12.14    26.33       3,227,258         1.24              1.24              1.24           1.50          80
   2004                   9.81    20.74       2,705,544         1.26              1.26              1.26           1.06          44
   2003                   8.20    18.91       2,258,034         1.28              1.28              1.32           1.12          87
   2002                   6.93   (15.79)      1,952,763         1.28              1.28              1.29           0.51          70
   CLASS I
   2006                 $14.04    18.20%     $   13,401         1.59%(4)          1.59%(4)          1.59%(4)       1.77%        118%
   2005                  12.12    25.86           7,952         1.49              1.49              1.49           1.28          80
   2004                   9.81    20.54           5,757         1.51              1.51              1.51           1.06          44
   2003                   8.20    18.65           2,061         1.53              1.53              1.57           1.15          87
   2002(2)                6.93   (22.74)            639         1.53(3)           1.53(3)           1.54(3)        0.61(3)       70

EMERGING MARKETS EQUITY FUND
   CLASS A
   2006                 $16.67    16.46%     $1,336,574         1.96%             1.97%             2.06%          0.65%         65%
   2005                  15.94    44.68       1,354,502         1.95              1.96              2.05           1.05          69
   2004                  11.10    23.61       1,039,735         1.95              1.95              2.12           0.84          88
   2003                   9.00    37.83         936,560         1.95              1.95              2.14           0.71          69
   2002                   6.53     7.78         739,880         1.95              1.95              2.14           0.08         109

INTERNATIONAL FIXED INCOME FUND
   CLASS A
   2006                 $10.86    (1.64)%    $  841,903         1.01%             1.01%             1.03%          2.61%        194%
   2005                  11.72     3.01         880,923         1.00              1.00              1.04           2.24         145
   2004                  12.22     7.43         907,633         1.00              1.00              1.04           2.27         224
   2003                  12.45    17.05         865,698         1.00              1.00              1.06           2.60         216
   2002                  11.00     8.70         878,082         1.00              1.00              1.07           2.72         339

EMERGING MARKETS DEBT FUND
   CLASS A
   2006                 $11.28     8.68%     $  828,343         1.36%             1.36%             1.78%          5.03%        108%
   2005                  11.81    19.34       1,143,845         1.35              1.35              1.79           6.03          85
   2004                  10.74    13.97         765,483         1.35              1.35              1.79           5.91          77
   2003                  11.15    49.15         565,237         1.35              1.35              1.80           7.98         127
   2002                   8.12     2.15         422,130         1.35              1.35              1.79           8.80         140

*   Includes Fees Paid Indirectly.

**  See Note 3 in Notes to Financial Statements.

+ Returns and portfolio turnover rates are for the period indicated and have not been annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

(1) Per share net investment income (loss) and net realized and unrealized gains/(losses) calculated using average shares.

(2) The International Equity Fund Class I shares were offered beginning January 4, 2002.

(3) Annualized.

(4) The expense ratio includes interest expense on reverse repurchase agreements. Had this expense been excluded, the ratios for Class A and I shares would have been 1.25% and 1.50%, respectively.

Amounts designated as "--" are either $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.


--------------------------------------------------------------------------------
SEI Institutional International Trust / Annual Report / September 30, 2006    51

NOTES TO FINANCIAL STATEMENTS

Notes to Financial Statements

September 30, 2006

1. ORGANIZATION

SEI Institutional International Trust (the "Trust") was organized as a Massachusetts business trust under a Declaration of Trust dated June 30, 1988. The operations of the Trust commenced on December 20, 1989.

The Trust is registered under the Investment Company Act of 1940, as amended, as an open-end investment company with five funds: the International Equity Fund, the Tax-Managed International Equity Fund, the Emerging Markets Equity Fund, the International Fixed Income Fund and the Emerging Markets Debt Fund (together the "Funds"). The Trust's prospectuses provide a description of each Fund's investment objectives, policies, and strategies. The Trust is registered to offer Class A shares of each of the Funds and the International Equity Fund is registered to offer Class I shares.

As of September 30, 2006, the Tax-Managed International Equity Fund had not yet commenced operations.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Funds.

USE OF ESTIMATES -- The preparation of financial statements, in conformity with U.S. generally accepted accounting principles, requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

SECURITY VALUATION -- Securities listed on a securities exchange, market or automated quotation system for which quotations are readily available are valued at the last quoted sale price on the primary exchange or market (foreign or domestic) on which they are traded, or, if there is no such reported sale, at the most recent quoted bid price. Debt securities are priced based upon valuations provided by independent, third-party pricing agents, if available. Such values generally reflect the last reported sales price if the security is actively traded. The third-party pricing agents may also value debt securities at an evaluated bid price by employing methodologies that utilize actual market transactions, broker-supplied valuations, or other methodologies designed to identify the market value for such securities. Debt obligations with remaining maturities of sixty days or less may be valued at their amortized cost, which approximates market value. The prices for foreign securities are reported in local currency and converted to U.S. dollars using currency exchange rates. Prices for most securities held in the Funds are provided daily by recognized independent pricing agents. If a security price cannot be obtained from an independent, third-party pricing agent, the Funds seek to obtain a bid price from at least one independent broker.

Securities for which market prices are not "readily available" are valued in accordance with Fair Value Procedures established by the Trust's Board of Trustees (the "Board"). The Trust's Fair Value Procedures are implemented through a Fair Value Committee (the "Committee") designated by the Board. Some of the more common reasons that may necessitate that a security be valued using Fair Value Procedures include: the security's trading has been halted or suspended; the security has been de-listed from a national exchange; the security's primary trading market is temporarily closed at a time when, under normal conditions, it would be open; or the security's primary pricing source is not able or willing to provide a price. When a security is valued in accordance with the Fair Value Procedures, the Committee will determine the value after taking into consideration relevant information reasonably available to the Committee.

For securities that principally trade on a foreign market or exchange, a significant gap in time can exist between the time of a particular security's last trade and the time at which a Fund calculates its net asset value. The closing prices of such securities may no longer reflect their market value at the time the Fund calculates net asset value if an event that could materially affect the value of those securities (a "Significant Event") has occurred between the time of the security's last close and the time that the Fund calculates net asset value. A Significant Event may relate to a single issuer or to an entire market sector. If the adviser or sub-adviser of a Fund becomes aware of a Significant Event that has occurred with respect to a security or group of securities after the closing of the exchange or market on which the security or securities principally trade, but before the time at which the Fund calculates net asset value, it may request that a Committee Meeting be called. In addition, the Funds' administrator monitors price movements among certain selected indices, securities and/or baskets of securities that may be an indicator that the closing prices received earlier from foreign exchanges or markets may not reflect market value at the time the Fund calculates net asset value. If price movements in a monitored index or security exceed levels established by the administrator, the administrator notifies the adviser or sub-adviser for any Fund holding the relevant securities that such limits have been exceeded. In such event, the adviser or sub-adviser makes the determination whether a Committee Meeting should be called based on the information provided.


--------------------------------------------------------------------------------
52    SEI Institutional International Trust / Annual Report / September 30, 2006

The International Equity Fund and Emerging Markets Equity Fund also use a third-party fair valuation vendor. The vendor provides a fair value for foreign securities held by these Funds based on certain factors and methodologies (involving, generally, tracking valuation correlations between the U.S. market and each non-U.S. security). Values from the fair value vendor are applied in the event that there is a movement in the U.S. market that exceeds a specific threshold that has been established by the Committee. The Committee has also established a "confidence interval" which is used to determine the level of historical correlation between the value of a specific foreign security and movements in the U.S. market before a particular security will be fair valued when the threshold is exceeded. In the event that the threshold established by the Committee is exceeded on a specific day, the International Equity Fund and Emerging Markets Equity Fund will value the non-U.S. securities in their portfolios that exceed the applicable "confidence interval" based upon the adjusted prices provided by the fair valuation vendor.

REPURCHASE AGREEMENTS -- Securities pledged as collateral for repurchase agreements are held by the custodian bank until maturity of the repurchase agreements. Provisions of the repurchase agreements and the Trust's policies require that the market value of the collateral, including accrued interest thereon, is sufficient to cover principal and interest in the event of default by the counterparty. The Funds may also invest in tri-party repurchase agreements. Securities held as collateral for tri-party repurchase agreements are maintained by the broker's custodian bank in a segregated account until maturity of the repurchase agreement. Tri-party repurchase agreements purchased as collateral for securities on loan are maintained by the applicable securities lending agent (see Note 8). Provisions of the agreements require that the market value of the collateral, including accrued interest thereon, is sufficient to cover principal and interest in the event of default by the counterparty to the repurchase agreement. If the counterparty defaults and the value of the collateral declines, or if the counterparty enters an insolvency proceeding, realization of the collateral by the Funds may be delayed or limited.

REVERSE REPURCHASE AGREEMENTS -- The International Equity and Emerging Markets Equity Funds may issue reverse repurchase agreements. A reverse repurchase agreement involves the sale of portfolio assets together with an agreement to repurchase the same assets later at a fixed price. Additional assets are maintained in an account with the broker. The segregated assets may consist of cash, U.S. Government securities, or other liquid securities at least equal in value to the obligations under the reverse repurchase agreements. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, the Fund's use of the proceeds under the agreement may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the obligation to repurchase the securities. During the year ended September 30, 2006, the average borrowings outstanding for reverse repurchase agreements was $45,914,013 with a weighted average interest rate of 5.28%. Reverse repurchase agreements outstanding as of September 30, 2006 were as follows:

                         Principal        Counterparty,
                            Amount             Rate and                Value
Fund                 ($ Thousands)        Maturity Date        ($ Thousands)
-----------------------------------------------------------------------------
International                             Bear Stearns
Equity Fund               $120,671     5.39%, Due 10/23/06          $120,671

FOREIGN CURRENCY TRANSLATION -- The books and records of the Funds investing in international securities are maintained in U.S. dollars on the following basis:

(I) market value of investment securities, assets and liabilities at the current rate of exchange; and

(II) purchases and sales of investment securities, income and expenses at the relevant rates of exchange prevailing on the respective dates of such transactions.

The Funds do not isolate that portion of gains and losses on investments in equity securities that is due to changes in the foreign exchange rates from that which is due to changes in market prices of equity securities.

The Funds report certain foreign-currency-related transactions as components of realized gains for financial reporting purposes, whereas such components are treated as ordinary income for Federal income tax purposes.

FORWARD FOREIGN CURRENCY CONTRACTS -- The Funds may enter into forward foreign currency contracts as hedges against either specific transactions, fund positions or anticipated fund positions. All commitments are "marked-to-market" daily at the applicable foreign exchange rate, and any resulting unrealized gains or losses are recorded currently. The Funds realize gains and losses at the time forward contracts are extinguished. Unrealized gains or losses on outstanding positions in forward foreign currency contracts held at the close of the year are recognized as ordinary income or loss for federal income tax purposes. The Funds could be exposed to risk if the counterparties to the contracts are unable to meet the terms of the contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

Finally, the risk exists that losses could exceed amounts disclosed on the Statement of Assets and Liabilities.


--------------------------------------------------------------------------------
SEI Institutional International Trust / Annual Report / September 30, 2006    53

FUTURES CONTRACTS -- The International Equity Fund, the International Fixed Income Fund and the Emerging Markets Debt Fund utilized futures contracts during the year ended September 30, 2006. The Funds' investment in these futures contracts is designed to enable the Funds to more closely approximate the performance of their benchmark indices. Initial margin deposits of cash or securities are made upon entering into futures contracts. The contracts are "marked-to-market" daily and the resulting changes in value are accounted for as unrealized gains and losses. Variation margin payments are paid or received, depending upon whether unrealized losses or gains are incurred. When the contract is closed, the Funds record a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the amount invested in the contract.

Risks related to futures contracts include the possibility that there may not be a liquid market for the contracts, that the changes in the value of the contract may not directly correlate with changes in the value of the underlying securities, and that the counterparty to a contract may default on its obligation to perform. The notional amount presented in the Schedule of Investments in the International Equity Fund and the International Fixed Income Fund represents the Fund's total exposure in such contracts, whereas only the net unrealized appreciation (depreciation) is reflected in the Fund's net assets.

Finally, the risk exists that losses could exceed amounts disclosed on the Statement of Assets and Liabilities.

EQUITY-LINKED WARRANTS -- The International Equity and Emerging Markets Equity Funds each may invest in equity-linked warrants. The Fund purchases the equity-linked warrants from a broker, who in turn purchases shares in the local market and issues a call warrant hedged on the underlying holding. If the Fund exercises its call and closes its position, the shares are sold and the warrant redeemed with the proceeds. Each warrant represents one share of the underlying stocks, therefore the price, performance and liquidity of the warrant are all directly linked to the underlying stock. The warrants can be redeemed for 100% of the value of the underlying stock, less transaction costs. In addition to the market risk of the underlying holding, the Fund bears additional counterparty risk to the issuing broker. There is currently no active trading market for equity-linked warrants.

SWAP AGREEMENTS -- A swap agreement is a two-party contract under which an agreement is made to exchange returns from predetermined investments or instruments, including a particular interest rate, foreign currency, or "basket" of securities representing a particular index. Interest rate swaps involve the exchange by a Fund with another party of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments) with respect to a notional amount of principal. Credit-default swaps involve periodic payments by the Fund or counterparty based on a specified rate multiplied by a notional amount assigned to an underlying debt instrument or group of debt instruments in exchange for the assumption of credit risk on the same instruments. In the event of a credit event, usually in the form of a credit rating downgrade, the party receiving periodic payments (i.e. floating rate payer) must pay the other party (i.e. fixed rate payer) an amount equal to the outstanding principal of the downgraded debt instrument, and also take possession of the instrument. Total return swaps allow an investor to benefit from the cash flow without actually owning the underlying security. The receiver must pay any decline in value to the payer at the end of the total return swap. However, the investor does not need to make a payment if there is no decline in price. Payments can be made on various indices, bonds (i.e. mortgage-backed securities, bank debt and corporate), loans or commodities. The value of a total return swap is equal to the change in value of the underlying assets versus the accrued income payment based on LIBOR or some other form of indices on the notional amount. In connection with swap agreements, securities may be set aside as collateral by the Fund's custodian. A Fund may enter into swap agreements in order to, among other things, change the maturity or duration of the investment portfolio, to protect the Fund's value from changes in interest rates, or to expose a Fund to a different security or market.

Swaps are marked-to-market daily based upon quotations from market makers and the resulting changes in market values, if any, are recorded as an unrealized gain or loss in the Statement of Operations. Net payments of interest are recorded as realized gains or losses.

Entering into swap agreements involves, to varying degrees, elements of credit and market risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreement may default on its obligation to perform and that there may be unfavorable changes in the fluctuation of interest rates. Risks also arise from potential losses from adverse market movements. In connection with outstanding credit-default swaps as of September 30, 2006, the Emerging Markets Debt Fund has deposits in the amount of $80,406,623 with the counterparty as collateral.


--------------------------------------------------------------------------------
54    SEI Institutional International Trust / Annual Report / September 30, 2006

STRUCTURED NOTE -- The Emerging Markets Debt Fund (the "Fund") has entered into an agreement with JP Morgan Chase (the "Counterparty") which increases the Fund's exposure to the Brazilian debt and currency markets. The Fund paid to the Counterparty an amount equal to the U.S. Dollar equivalent of the market value of certain Brazilian Government Securities of a par amount disclosed on the Schedule of Investments under the heading "Structured Note" on the effective date of the agreement. In return, the Fund is entitled to receive from the Counterparty an amount in U.S. Dollars determined by the exchange rate between the U.S. Dollar and Brazilian Real on the termination date of the agreement, or, alternatively, under accelerated or early termination provisions (available to the Fund at any time prior to the termination date), either, at the option of the fund: a) specified Brazilian Government Securities of an equal aggregate par amount; or b) an amount of Brazilian Reals determined by the exchange rate and current market value of the reference Brazilian Government Securities (or under limited conditions, an equivalent amount in U.S. Dollars as determined by the exchange rate on the optional termination date). The risks involved with this type of transaction include the risk that the Counterparty will not perform under the terms of the agreement, the risk that a liquid market will not exist for this type of instrument, in which case the value that the Fund would receive in the event of the sale of this instrument could significantly differ from that disclosed on the Schedule of Investments, and risks normally associated with investments made in foreign securities markets as disclosed further in Note 6.

OPTIONS WRITTEN/PURCHASED -- The Funds may invest in financial options contracts to add return or to hedge their existing portfolio securities, or securities that the Funds intend to purchase, against fluctuations in fair value caused by changes in prevailing market interest rates. When the Fund writes or purchases an option, an amount equal to the premium received or paid by the Fund is recorded as a liability or an asset and is subsequently adjusted to the current market value of the option written or purchased. Premiums received or paid from purchasing or writing options which expire unexercised are treated by the Fund on the expiration date as realized gains or losses. The difference between the premium and the amount paid or received on effecting a closing purchase or sale transaction, including brokerage commissions, is also treated as a realized gain or loss. If an option is exercised, the premium paid or received is added to the cost of the purchase or proceeds from the sale in determining whether the Fund has realized a gain or a loss.

The risk in writing a call option is that the Funds give up the opportunity for profit if the market price of the security increases. The risk in writing a put option is that the Funds may incur a loss if the market price of the security decreases and the option is exercised. The risk in purchasing an option is that the Funds pay a premium whether or not the option is exercised. The Funds also have the additional risk of being unable to enter into a closing transaction at an acceptable price if a liquid secondary market does not exist. Option contracts also involve the risk that they may not work as intended due to unanticipated developments in market conditions or other causes.

Finally, the risk exists that losses could exceed amounts disclosed on the Statement of Assets and Liabilities.

Written options transactions entered into during the year ended September 30, 2006, are summarized as follows:

--------------------------------------------------------------------------------
                            INTERNATIONAL EQUITY FUND
--------------------------------------------------------------------------------
                                              Number of         Premium
                                              Contracts    ($ Thousands)
--------------------------------------------------------------------------------
Balance at the beginning of year                     --           $   --
Written                                           8,610              533
Expired                                          (8,168)            (301)
--------------------------------------------------------------------------------
Balance at the end of year                          442           $  232
--------------------------------------------------------------------------------

DELAYED DELIVERY TRANSACTIONS -- Funds may purchase or sell securities on a when-issued or delayed delivery basis. These transactions involve a commitment by the Fund to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed delivery purchases are outstanding, the Fund will set aside liquid assets in an amount sufficient to meet the purchase price. When purchasing a security on a delayed delivery basis, the Fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its net asset value. The Fund may dispose of or renegotiate a delayed delivery transaction after it is entered into, and may sell when-issued securities before they are delivered, which may result in a capital gain or loss. When the Fund has sold a security on a delayed delivery basis, the Fund does not participate in future gains and losses with respect to the security.

COLLATERALIZED DEBT OBLIGATIONS -- The Funds may invest in collateralized debt obligations ("CDOs"), which include collateralized loan obligations ("CLOs") and other similarly structured securities. CLOs are a type of asset-backed securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans,


--------------------------------------------------------------------------------
SEI Institutional International Trust / Annual Report / September 30, 2006    55
and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. CDOs may charge management fees and administrative expenses.

For CDOs, the cashflows from the trust are split into two or more portions, called tranches, varying in risk and yield. The riskiest portion is the "equity" tranche which bears the bulk of defaults from the bonds or loans in the trust and serves to protect the other, more senior tranches from default in all but the most severe circumstances. Since it is partially protected from defaults, a senior tranche from a CDO trust typically has a higher rating and lower yield than their underlying securities, and can be rated investment grade. Despite the protection from the equity tranche, CDO tranches can experience substantial losses due to actual defaults, increased sensitivity to defaults due to collateral default and disappearance of protecting tranches, market anticipation of defaults, as well as aversion to CDO securities as a class.

The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which a Fund invests. Normally, CLOs and other CDOs are privately offered and sold, and thus, are not registered under the securities laws. As a result, investments in CDOs may be characterized by the Funds as illiquid securities, however an active dealer market may exist for CDOs allowing a CDO to qualify for Rule 144A transactions. In addition to the normal risks associated with fixed income securities (e.g., interest rate risk and default risk), CDOs carry additional risks including, but are not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; (iii) the Funds may invest in CDOs that are subordinate to other classes; and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

LOAN PARTICIPATIONS AND BRADY BONDS -- The Emerging Markets Debt Fund (the "Fund") invests in U.S. dollar-denominated fixed- and floating-rate loans ("Loans") arranged through private negotiations between a foreign sovereign entity and one or more financial institutions ("Lenders"). The Fund invests in such Loans in the form of participations in Loans ("Participations") or assignments of all or a portion of Loans from third parties ("Assignments"). Participations typically result in the Fund having a contractual relationship only with the Lender, not with the sovereign borrower. The Fund has the right to receive payments of principal, interest and any fees to which it is entitled from the Lender selling the Participation and only upon receipt by the Lender of the payments from the borrower. In connection with purchasing Participations, the Fund generally has no right to enforce compliance by the borrower with the terms of the loan agreement relating to the Loan, nor any rights of set-off against the borrower, and the Fund will not benefit directly from any collateral supporting the Loan in which it has purchased the Participation. As a result, the Fund assumes the credit risk of both the borrower and the Lender that is selling the Participation.

Certain debt obligations, customarily referred to as "Brady Bonds," are created through the exchange of existing commercial bank loans to foreign entities for new obligations in connection with debt restructuring under a plan introduced by former U.S. Secretary of the Treasury Nicholas F. Brady. Brady Bonds have only been issued since 1989, and, accordingly, do not have a long payment history. They are issued by governments that may have previously defaulted on the loans being restructured by the Brady Bonds, so they are subject to the risk of default by the issuer. They may be fully or partially collateralized or uncollateralized and issued in various currencies.

ILLIQUID SECURITIES -- A security is considered illiquid if it cannot be sold or disposed of in the ordinary course of business within seven days or less for its approximate carrying value on the books of the Funds. Valuations of illiquid securities may differ significantly from the values that would have been used had an active market value for these securities existed.

CLASSES -- Class-specific expenses are borne by that class. Income, non-class specific expenses, and realized and unrealized gains/losses are allocated to the respective classes on the basis of relative daily net assets.

EXPENSES -- Expenses that are directly related to one of the Funds are charged directly to that Fund. Other operating expenses of the Trust are prorated to the Funds on the basis of relative daily net assets.

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS -- The International Equity, Emerging Markets Equity and International Fixed Income Funds will distribute substantially all of their net investment income and all net realized capital gains, if any, at least annually. The Emerging Markets Debt Fund will distribute substantially all of its net investment income, if any, at least quarterly and all net realized gains, if any, at least annually. All dividends and distributions are recorded on ex-dividend date.

SECURITY TRANSACTIONS AND INVESTMENT INCOME -- Security transactions are accounted for on the trade date of the security purchase or sale. Costs used in determining net realized capital gains and losses


--------------------------------------------------------------------------------
56 SEI Institutional International Trust / Annual Report / September 30, 2006 on the sale of investment securities are those of the specific securities sold. Purchase discounts and premiums on securities held by the Funds are accreted and amortized to maturity using the scientific-interest method, which approximates the effective interest method. Dividend income is recognized on the ex-dividend date and interest income is recognized using the accrual method.

3. ADMINISTRATION, INVESTMENT ADVISORY AND DISTRIBUTION AGREEMENTS AND OTHER TRANSACTIONS WITH AFFILIATES

The Trust and SEI Investments Global Funds Services (formerly SEI Investments Fund Management) (the "Administrator") are parties to an amended and restated Administration and Transfer Agency Agreement dated December 10, 2003 under which the Administrator provides administrative and transfer agency services to the Funds for annual fees, based on the average daily net assets of the respective funds, as presented below:

International Equity Fund                                 0.45%
Emerging Markets Equity Fund                              0.65%
International Fixed Income Fund                           0.60%
Emerging Markets Debt Fund                                0.65%

However, the Administrator has voluntarily agreed to waive its fee so that the total annual expenses of each Fund will not exceed certain expense limitations adopted by the Administrator as presented below. In the event that the total annual expenses of a Fund, after reflecting a waiver of all fees by the Administrator, exceed the specific limitation, the Administrator has agreed to bear such excess. Any such waiver is voluntary and may be terminated at any time at the Administrator's sole discretion. At September 30, 2006, there were no such waivers in each Fund.

--------------------------------------------------------------------------------
           International           Emerging     International         Emerging
                  Equity     Markets Equity      Fixed Income     Markets Debt
                    Fund               Fund              Fund             Fund
--------------------------------------------------------------------------------
Class A             1.28%*             1.96%             1.01%            1.36%
Class I             1.53%*               --                --               --

* Effective June 23, 2006 the expense cap excludes interest expense on reverse repurchase agreements.

SEI Investments Management Corporation ("SIMC") acts as the Investment Adviser for the Funds under an amended and restated Investment Advisory Agreement dated December 17, 2002 under which SIMC receives annual fees, based on the average daily net assets of the respective funds, as presented below:

International Equity Fund                          0.505%
Emerging Markets Equity Fund                       1.050%
International Fixed Income Fund                    0.150%
Emerging Markets Debt Fund                         0.850%

However, SIMC has also voluntarily agreed to waive its fee so that the total annual expenses of each Fund will not exceed certain expense limitations adopted by the Adviser as presented above.

As of September 30, 2006, SIMC has entered into Investment Sub-Advisory Agreements with the following parties:

--------------------------------------------------------------------------------
Investment Sub-Adviser
--------------------------------------------------------------------------------
INTERNATIONAL EQUITY FUND
AllianceBernstein L.P.
AXA Rosenberg Investment Management LLC
Capital Guardian Trust Company
Fuller & Thaler Asset Management, Inc.
McKinley Capital Management, Inc.
Quantitative Management Associates LLC
Record Currency Management Limited
Smith Breeden Associates, Inc.
EMERGING MARKETS EQUITY FUND
AllianceBernstein L.P.
Ashmore Investment Management Limited
AXA Rosenberg Investment Management LLC
Emerging Markets Management, LLC
Rexiter Capital Management Limited
The Boston Company Asset
   Management LLC
INTERNATIONAL FIXED INCOME FUND
AllianceBernstein L.P.
BlackRock Financial Management, Inc.
Record Currency Management Limited

EMERGING MARKETS DEBT FUND
Ashmore Investment Management Limited
ING Investment Management Company
Stone Harbor Investment Partners LP

Under the investment sub-advisory agreements, each party receives an annual fee, paid by SIMC.

SEI Investments Distribution Co. (the "Distributor"), a wholly owned subsidiary of SEI Investments Company ("SEI") and a registered broker-dealer, acts as the Distributor of the shares of the Trust under an amended and restated Distribution Agreement dated September 16, 2002. The Trust has adopted plans under which firms, including


--------------------------------------------------------------------------------
SEI Institutional International Trust / Annual Report / September 30, 2006    57
the Distributor, that provide shareholder and administrative services may receive compensation therefrom. Such plans provide fees payable to the Distributor equal to the following amounts, calculated as a percentage of the average daily net assets attributable to each particular class of each respective fund.

--------------------------------------------------------------------------------
                                         Shareholder      Administrative
                                      Servicing Fees      Servicing Fees
--------------------------------------------------------------------------------
International Equity Fund
    Class A                                 0.25%               --
    Class I                                 0.25%             0.25%
Emerging Markets Equity Fund
    Class A                                 0.25%               --
International Fixed Income Fund
    Class A                                 0.25%               --
Emerging Markets Debt Fund
    Class A                                 0.25%               --

The Distribution Agreement between the Distributor and the Trust provides that the Distributor may receive compensation on fund transactions effected for the Trust in accordance with the rules of the Securities and Exchange Commission ("SEC"). Accordingly, it is expected that fund transactions may result in brokerage commissions being paid to the Distributor. The SEC rules require that such commissions not exceed usual and customary commissions. For the year ended September 30, 2006, the Distributor received no brokerage commissions.

Under both the Shareholder Servicing Plans and Administrative Service Plan, the Distributor may retain as profit any difference between the fee it receives and the amount it pays to third parties.

However, the Distributor has also voluntarily agreed to waive its fee so that the total annual expenses of each Fund will not exceed certain expense limitations adopted by the Distributor as presented above.

For the year ended September 30, 2006, the Distributor retained 100% of both Shareholder Servicing fees, less the waiver, and Administration Servicing fees.

Certain Officers and/or Trustees of the Trust are also Officers and/or Directors of SIMC or the Administrator. Compensation of affiliated Officers and Trustees is paid by SIMC or the Administrator.

INVESTMENT IN AFFILIATED REGISTERED INVESTMENT COMPANY -- Pursuant to an exemptive order issued by the Securities and Exchange Commission, the Funds may invest in the SEI money market funds, provided that investments in the SEI money market funds do not exceed 25% of the investing Fund's total assets.

FEES PAID INDIRECTLY -- The Funds may direct certain fund trades to the Distributor who pays a portion of the Fund's expenses. Accordingly, the expenses reduced, which were used to pay third party expenses, and the effect on the Fund's expense ratio, as a percentage of the Fund's average daily net assets for the year ended September 30, 2006, can be found on the Statement of Operations and Financial Highlights, respectively.

4. INVESTMENT TRANSACTIONS

The cost of security purchases and the proceeds from the sale and maturity of securities, other than short-term investments, during the fiscal year ended September 30, 2006, were as follows:

--------------------------------------------------------------------------------
                                               Purchases               Sales
                                           ($ Thousands)       ($ Thousands)
--------------------------------------------------------------------------------
International Equity Fund
     US Government                            $1,513,728          $1,204,220
     Other                                     2,271,067           2,855,528
Emerging Markets Equity Fund
     US Government                                    --                  --
     Other                                       852,612           1,057,951
International Fixed Income Fund
     US Government                               153,351             161,424
     Other                                     1,210,065           1,246,572
Emerging Markets Debt Fund
     US Government                                    --                  --
     Other                                       809,714           1,018,897

5. FEDERAL TAX INFORMATION:

It is each Fund's intention to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute all of its taxable income (including net capital gains). Accordingly, no provision for Federal income taxes is required.

The Funds may be subject to taxes imposed by countries in which they invest with respect to their investments in issuers existing or operating in such countries. Such taxes are generally based on income earned. The Funds accrue such taxes when the related income is earned.

Dividends from net investment income and distributions from net realized capital gains are determined in accordance with U.S. Federal income tax regulations, which may differ from those amounts determined under accounting principles generally accepted in the United States of America. These differences, which may result in distribution reclassifications, are primarily due to foreign currency gains and losses, passive foreign investment companies gains and losses, equalization, and prior year adjustments. These book/tax differences are either temporary or permanent in nature. To the extent these differences are permanent, they are charged or credited to paid-


--------------------------------------------------------------------------------
58    SEI Institutional International Trust / Annual Report / September 30, 2006
in capital, undistributed net investment income or accumulated net realized gain, as appropriate, in the period that the differences arise.

Accordingly, the following permanent differences have been reclassified to/from the following accounts as of September 30, 2006:

--------------------------------------------------------------------------------
                                 Undistributed     Accumulated
                                Net Investment        Realized        Paid-in-
                                  Income/(Loss)     Gain/(Loss)        Capital
                                  ($ Thousands)   ($ Thousands)   ($ Thousands)
--------------------------------------------------------------------------------
International Equity Fund              $ 25,619        $(45,153)       $19,534
Emerging Markets Equity Fund             (2,887)        (21,814)        24,701
International Fixed Income Fund         (55,299)         55,299             --
Emerging Markets Debt Fund                  782         (16,970)        16,188

These reclassifications had no impact on the net assets or net asset value of the Funds.

The International Equity, Emerging Markets Equity and Emerging Markets Debt Funds utilized earnings and profits distributed to shareholders on redemption of shares as part of the dividends paid deduction for income tax purposes.

The tax character of dividends and distributions declared during the last two fiscal years was as follows:

--------------------------------------------------------------------------------
                                                    Long-Term
                               Ordinary Income   Capital Gain          Totals
                                  ($ Thousands)  ($ Thousands)   ($ Thousands)
--------------------------------------------------------------------------------
International
   Equity Fund              2006     $ 72,034       $      --       $ 72,034
                            2005       62,889              --         62,889
Emerging Markets
   Equity Fund              2006       17,376         118,635        136,011
                            2005        8,705              --          8,705
International Fixed
   Income Fund              2006       36,979          12,221         49,200
                            2005       70,687             898         71,585
Emerging Markets
   Debt Fund                2006       89,598          43,287        132,885
                            2005       51,738          12,766         64,504

As of September 30, 2006, the components of Distributable Earnings/(Accumulated Losses) were as follows:

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                             Total
                                                                            Post-                                    Distributable
                     Undistributed   Undistributed          Post-         October       Unrealized           Other       Earnings/
                          Ordinary       Long-Term        October        Currency    Appreciation/       Temporary    (Accumulated
                            Income    Capital Gain         Losses          Losses   (Depreciation)     Differences         Losses)
                     ($ Thousands)   ($ Thousands)  ($ Thousands)   ($ Thousands)    ($ Thousands)   ($ Thousands)   ($ Thousands)
-----------------------------------------------------------------------------------------------------------------------------------
International
   Equity Fund           $  94,736      $   41,011     $       --      $       --     $  545,148         $   3,902      $  684,797
Emerging Markets
   Equity Fund              42,544         140,221             --            (808)       288,384                (1)        470,340
International Fixed
   Income Fund              15,309              --        (5, 203)        (42,556)        21,563            (1,836)        (12,723)
Emerging Markets
   Debt Fund                22,930          33,412             --              --         62,504              (734)        118,112

Post-October losses represent losses realized on investment or foreign currency transactions from November 1, 2005 through September 30, 2006 that, in accordance with Federal income tax regulations, the Funds defer and treat as having arisen in the following fiscal year.

During the year ended September 30, 2006, the International Equity Fund utilized $380,448 ($ Thousands) of capital loss carryforwards to offset realized capital gains.

The Federal tax cost, aggregate gross unrealized appreciation and depreciation on total investments at September 30, 2006 for each Fund is as follows:

--------------------------------------------------------------------------------
                                        Aggregate      Aggregate
                                            Gross          Gross            Net
                           Federal     Unrealized     Unrealized     Unrealized
                          Tax Cost   Appreciation   Depreciation   Appreciation
                      ($ Thousands)  ($ Thousands)  ($ Thousands)  ($ Thousands)
--------------------------------------------------------------------------------
International Equity
   Fund                $ 4,022,601      $ 644,384      $ (99,259)     $ 545,125
Emerging Markets
   Equity Fund           1,218,634        329,144        (39,551)       289,593
International Fixed
   Income Fund             826,642         25,832         (6,277)        19,555
Emerging Markets
   Debt Fund               820,756         68,539         (6,251)        62,288

6. CONCENTRATION/RISKS

Each Fund invests in securities of foreign issuers in various countries. These investments may involve certain considerations and risks not typically associated with investments in the United States, as a result of, among other factors, the possibility of future political and economic developments and the level of governmental supervision and regulation of securities markets in the respective countries. The International Fixed Income Fund and Emerging Markets Debt Fund invest in debt securities, the market value of which may change in response to interest rate changes. Also, the ability of the issuers of debt securities held by the International Fixed Income Fund and Emerging Markets Debt Fund to meet their obligations may be affected by economic and political developments in a specific country, industry or region.

Certain securities held by the Funds are valued on the basis of a price provided by a principal market maker. The prices provided by the principal market makers may differ from the value that would be realized if the securities were sold. At September 30, 2006, the total value of these securities represented approximately 6% of the net assets of the Emerging Markets Debt Fund.


--------------------------------------------------------------------------------
SEI Institutional International Trust / Annual Report / September 30, 2006    59

Forward foreign currency contracts, futures contracts, and swap agreement contracts involve risk of loss in excess of the amounts recognized in the Statement of Assets and Liabilities to the extent of the contract amounts.

In the normal course of business, the Funds enter into contracts that provide general indemnifications by the Fund to the counterparty to the contract. The Funds' maximum exposure under these arrangements is dependent on future claims that may be made against the Funds and, therefore, cannot be established; however, based on experience, the risk of loss from such claim is considered remote.

7. SECURITIES LENDING

Each Fund may lend portfolio securities to brokers, dealers and other financial organizations that meet capital and other credit requirements or other criteria established by the Board. These loans may not exceed 33(1)1/4(3)% of the total asset value of the Fund (including the loan collateral). No Fund will lend portfolio securities to its investment adviser, sub-adviser or their affiliates unless it has applied for and received specific authority to do so from the SEC. Loans of portfolio securities will be fully collateralized by cash, corporate obligations, asset-backed securities, repurchase agreements or master notes. The value of the collateral is at least equal to the market value of the securities loaned. However, due to market fluctuations, the value of securities loaned on a particular day may, during the course of the day, exceed the value of collateral. On each business day, the amount of collateral is adjusted based on the prior day's market fluctuations and the current day's lending activity. Income from lending activity is determined by the amount of interest earned on collateral, less any amounts payable to the borrowers of the securities and the lending agent. Lending securities involves certain risks, including the risk that the Fund may be delayed or prevented from recovering the collateral if the borrower fails to return the securities.

Cash collateral received in connection with securities lending is invested in short-term investments by the lending agent. These investments may include repurchase agreements, which are collateralized by United States Treasury and Government Agency securities, and high-quality, short-term instruments, such as floating rate notes, commercial paper, and private placements with an average weighted maturity not to exceed 60 days and a maturity date not to exceed 397 days.

8. NEW ACCOUNTING PRONOUNCEMENTS

In June 2006, the Financial Accounting Standards Board ("FASB") issued FASB interpretation 48 ("FIN 48"), "ACCOUNTING FOR UNCERTAINTY IN INCOME TAXES." This standard defines the threshold for recognizing the benefits of tax-return positions in the financial statements as "more-likely-than-not" to be sustained by the taxing authority and requires measurement of a tax position meeting the more-likely-than-not criterion, based on the largest benefit that is more than 50 percent likely to be realized. FIN 48 is effective as of the beginning of the first fiscal year beginning after December 15, 2006. At adoption, companies must adjust their financial statements to reflect only those tax positions that are more-likely-than-not to be sustained as of the adoption date. As of September 30, 2006, the Funds have not evaluated the impact that will result if any, from adopting FIN 48.

In September 2006, the Financial Accounting Standards Board (FASB) issued STATEMENT ON FINANCIAL ACCOUNTING STANDARDS (SFAS) No. 157, "FAIR VALUE MEASUREMENTS." This standard establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements. SFAS No. 157 applies to fair value measurements already required or permitted by existing standards. SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. The changes to current generally accepted accounting principles from the application of this Statement relate to the definition of fair value, the methods used to measure fair value, and the expanded disclosures about fair value measurements. As of September 30, 2006, the Funds do not believe the adoption of SFAS No. 157 will impact the amounts reported in the financial statements, however, additional disclosures may be required about the inputs used to develop the measurements and the effect of certain of the measurements reported in the financial statements for a fiscal period.


--------------------------------------------------------------------------------
60    SEI Institutional International Trust / Annual Report / September 30, 2006

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of SEI Institutional International Trust

We have audited the accompanying statements of assets and liabilities, including the schedules of investments of SEI Institutional International Trust, comprising the International Equity, Emerging Markets Equity, International Fixed Income and Emerging Markets Debt Funds (collectively, the "Funds"), as of September 30, 2006, and the related statements of operations, changes in net assets and the financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The statements of changes in net assets and the financial highlights for the years ended September 30, 2005 and prior, were audited by other auditors. Those auditors expressed an unqualified opinion on those statements of changes in net assets and financial highlights in their report dated November 29, 2005.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2006, by correspondence with the custodian and brokers. As to securities purchased or sold but not yet received or delivered, we performed other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the portfolios comprising SEI Institutional International Trust as of September 30, 2006, the results of their operations, the changes in their net assets and the financial highlights for the year then ended, in conformity with U.S. generally accepted accounting principles.

                                                    /s/ KPMG LLP


Philadelphia, Pennsylvania
November 27, 2006


--------------------------------------------------------------------------------
SEI Institutional International Trust / Annual Report / September 30, 2006    61

TRUSTEES AND OFFICERS OF THE TRUST (UNAUDITED)

The following information is current as of November 24, 2006.

Set forth below are the names, addresses, ages, position with the Trust, Term of Office and Length of Time Served, the principal occupations for the last five years, number of portfolios in fund complex overseen by trustee, and other directorships outside the fund complex of each of the persons currently serving as Trustees and Officers of the Trust. The Trust's Statement of Additional Information ("SAI") includes additional information about the Trustees and Officers. The SAI may be obtained without charge by calling 1-800-342-5734.

-----------------------------------------------------------------------------------------------------------------------------------
                                     TERM OF                                         NUMBER OF
                                      OFFICE                                         PORTFOLIOS
                                       AND                  PRINCIPAL                 IN FUND
        NAME          POSITION(S)   LENGTH OF             OCCUPATION(S)               COMPLEX             OTHER DIRECTORSHIPS
      ADDRESS,         HELD WITH       TIME                DURING PAST                OVERSEEN                  HELD BY
      AND AGE           TRUSTS       SERVED 1               FIVE YEARS              BY TRUSTEE 2                TRUSTEE
-----------------------------------------------------------------------------------------------------------------------------------
INTERESTED TRUSTEES
-------------------
Robert A. Nesher       Chairman     since 1982   Currently performs various              72        Trustee of The Advisors' Inner
One Freedom             of the                   services on behalf of SEI for                     Circle Fund, The Advisors' Inner
Valley Drive,          Board of                  which Mr. Nesher is compensated.                  Circle Fund II, Bishop Street
Oaks, PA 19456         Trustees*                                                                   Funds, Director of SEI Global
60 yrs. old                                                                                        Master Fund, plc, SEI Global
                                                                                                   Assets Fund, plc, SEI Global
                                                                                                   Investments Fund, plc, SEI
                                                                                                   Investments Global, Limited, SEI
                                                                                                   Investments -- Global Fund
                                                                                                   Services, Limited, SEI
                                                                                                   Investments (Europe), Limited,
                                                                                                   SEI Investments -- Unit Trust
                                                                                                   Management (UK), Limited, SEI
                                                                                                   Global Nominee Ltd., SEI
                                                                                                   Opportunity Master Fund, L.P.,
                                                                                                   SEI Opportunity Fund, L.P. and
                                                                                                   SEI MultiStrategy Funds plc.
-----------------------------------------------------------------------------------------------------------------------------------
William M. Doran       Trustee*     since 1982   Self-employed consultant since          72        Trustee of The Advisors' Inner
1701 Market Street                               2003. Partner, Morgan, Lewis &                    Circle Fund, The Advisors' Inner
Philadelphia, PA                                 Bockius LLP (law firm) from 1976                  Circle Fund II, Director of SEI
19103                                            to 2003, counsel to the Trust,                    since 1974. Director of the
66 yrs. old                                      SEI, SIMC, the Administrator and                  Distributor since 2003. Director
                                                 the Distributor. Secretary of SEI                 of SEI Investments -- Global
                                                 since 1978.                                       Fund Services, Limited, SEI
                                                                                                   Investments Global, Limited, SEI
                                                                                                   Investments (Europe), Limited,
                                                                                                   SEI Investments (Asia), Limited
                                                                                                   and SEI Asset Korea Co., Ltd.
-----------------------------------------------------------------------------------------------------------------------------------
TRUSTEES
--------
F. Wendell Gooch        Trustee     since 1982   Retired                                 72        Trustee of STI Classic Funds and
One Freedom                                                                                        STI Classic Variable Trust.
Valley Drive,
Oaks, PA 19456
73 yrs. old
-----------------------------------------------------------------------------------------------------------------------------------
James M. Storey         Trustee     since 1995   Attorney, sole practitioner since       72        Trustee of The Advisors' Inner
One Freedom                                      1994. Partner, Dechert Price &                    Circle Fund, The Advisors' Inner
Valley Drive,                                    Rhoads, September 1987- December                  Circle Fund II, Massachusetts
Oaks, PA 19456                                   1993.                                             Health and Education Tax-Exempt
75 yrs. old                                                                                        Trust, and U.S. Charitable Gift
                                                                                                   Trust.
-----------------------------------------------------------------------------------------------------------------------------------

* Messrs. Nesher and Doran are Trustees who may be deemed as "interested" persons of the Trust as that term is defined in the 1940 Act by virtue of their affiliation with SIMC and the Trust's Distributor.
1 Each trustee shall hold office during the lifetime of this Trust until the election and qualification of his or her successor, or until he or she sooner dies, resigns or is removed in accordance with the Trust's Declaration of Trust.
2 The Fund Complex includes the following Trusts: SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Index Funds, SEI Institutional Investments Trust, SEI Institutional International Trust, SEI Institutional Managed Trust, SEI Liquid Asset Trust and SEI Tax Exempt Trust.


--------------------------------------------------------------------------------
62    SEI Institutional International Trust / Annual Report / September 30, 2006

-----------------------------------------------------------------------------------------------------------------------------------
                                     TERM OF                                         NUMBER OF
                                      OFFICE                                         PORTFOLIOS
                                       AND                  PRINCIPAL                 IN FUND
        NAME          POSITION(S)   LENGTH OF             OCCUPATION(S)               COMPLEX             OTHER DIRECTORSHIPS
      ADDRESS,         HELD WITH       TIME                DURING PAST                OVERSEEN                  HELD BY
      AND AGE           TRUSTS       SERVED 1               FIVE YEARS              BY TRUSTEE 2                TRUSTEE
-----------------------------------------------------------------------------------------------------------------------------------
TRUSTEES (CONTINUED)
--------------------
George J.               Trustee     since 1996   Self-Employed Consultant,               72        Trustee of The Advisors' Inner
Sullivan, Jr.                                    Newfound Consultants Inc.                         Circle Fund, The Advisors' Inner
One Freedom                                      since April 1997.                                 Circle Fund II, State Street
Valley Drive                                                                                       Navigator Securities Lending
Oaks, PA 19456                                                                                     Trust, SEI Opportunity Master
63 yrs. old                                                                                        Fund, L.P., and SEI Opportunity
                                                                                                   Fund, L.P.
-----------------------------------------------------------------------------------------------------------------------------------
Rosemarie B. Greco      Trustee     since 1999   Director, Governor's Office of          72        Director, Sonoco, Inc.;
One Freedom`                                     Health Care Reform, Commonwealth                  Director, Exelon Corporation;
Valley Drive                                     of Pennsylvania since 2003.                       Trustee, Pennsylvania Real
Oaks, PA 19456                                   Founder and Principal,                            Estate Investment Trust.
60 yrs. old                                      Grecoventures Ltd. from 1999 to
                                                 2002.
-----------------------------------------------------------------------------------------------------------------------------------
Nina Lesavoy            Trustee     since 2003   Managing Partner, Cue Capital           72        Director of SEI Opportunity
One Freedom                                      since March 2002, Managing                        Master Fund, L.P., and SEI
Valley Drive,                                    Partner and Head of Sales,                        Opportunity Fund, L.P.
Oaks, PA 19456                                   Investorforce, March
49 yrs. old                                      2000-December 2001; Global
                                                 Partner working for the CEO,
                                                 Invesco Capital, January
                                                 1998-January 2000. Head of Sales
                                                 and Client Services, Chancellor
                                                 Capital and later LGT Asset
                                                 Management, 1986-2000.
-----------------------------------------------------------------------------------------------------------------------------------
James M. Williams       Trustee     since 2004   Vice President and Chief                72        Trustee/Director of Ariel Mutual
One Freedom                                      Investment Officer, J. Paul Getty                 Funds, SEI Opportunity Master
Valley Drive,                                    Trust, Non-Profit Foundation for                  Fund, L.P., and SEI Opportunity
Oaks, PA 19456                                   Visual Arts, since December 2002.                 Fund, L.P.
59 yrs. old                                      President, Harbor Capital
                                                 Advisors and Harbor Mutual Funds,
                                                 2000-2002. Manager, Pension Asset
                                                 Management, Ford Motor Company,
                                                 1997-1999.
-----------------------------------------------------------------------------------------------------------------------------------
OFFICERS
--------
Robert A. Nesher       President    since 2005   Currently performs various             N/A                      N/A
One Freedom              & CEO                   services on behalf of SEI for
Valley Drive,                                    which Mr. Nesher
Oaks, PA 19456                                   is compensated.
60 yrs. old
-----------------------------------------------------------------------------------------------------------------------------------
Stephen F. Panner     Controller    since 2005   Fund Accounting Director of the        N/A                      N/A
One Freedom            and Chief                 Administrator since 2005. Fund
Valley Drive,          Financial                 Administration Manager, Old
Oaks, PA 19456          Officer                  Mutual Fund Services, 2000-2005.
36 yrs. old                                      Chief Financial Officer,
                                                 Controller and Treasurer, PBHG
                                                 Funds and PBHG Insurance Series
                                                 Fund, 2004-2005. Assistant
                                                 Treasurer, PBHG Funds and PBHG
                                                 Insurance Series Fund, 2000-2004.
                                                 Assistant Treasurer, Old Mutual
                                                 Advisors Fund, 2004-2005.
-----------------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
SEI Institutional International Trust / Annual Report / September 30, 2006    63

-----------------------------------------------------------------------------------------------------------------------------------
                                     TERM OF                                         NUMBER OF
                                      OFFICE                                         PORTFOLIOS
                                       AND                  PRINCIPAL                 IN FUND
        NAME          POSITION(S)   LENGTH OF             OCCUPATION(S)               COMPLEX             OTHER DIRECTORSHIPS
      ADDRESS,         HELD WITH       TIME                DURING PAST                OVERSEEN                  HELD BY
      AND AGE           TRUSTS       SERVED 1               FIVE YEARS              BY TRUSTEE 2                TRUSTEE
-----------------------------------------------------------------------------------------------------------------------------------
OFFICERS (CONTINUED)
--------------------
Russell Emery            Chief      since 2006   Chief Compliance Officer of SEI        N/A                      N/A
One Freedom`          Compliance                 Opportunity Master Fund, L.P.,
Valley Drive            Officer                  SEI Opportunity Fund, L.P.,
Oaks, PA 19456                                   Bishop Street Funds, SEI
43 yrs. old                                      Institutional Managed Trust, SEI
                                                 Asset Allocation Trust, SEI
                                                 Institutional International
                                                 Trust, SEI Index Funds, SEI
                                                 Liquid Asset Trust, SEI Daily
                                                 Income Trust, SEI Tax Exempt
                                                 Trust, SEI Institutional
                                                 Investments Trust, The Advisors'
                                                 Inner Circle Fund and the
                                                 Advisors' Inner Circle Fund II,
                                                 since March 2006. Director of
                                                 Investment Product Management and
                                                 Development of SIMC, February
                                                 2003- March 2006. Senior
                                                 Investment Analyst--Equity Team
                                                 of SEI, March 2000-February 2003.
-----------------------------------------------------------------------------------------------------------------------------------
Timothy D. Barto         Vice       since 2002   General Counsel, Vice President        N/A                      N/A
One Freedom            President                 and Secretary of SIMC and the
Valley Drive              and                    Administrator since 2004. Vice
Oaks, PA 19456         Secretary                 President and Assistant Secretary
38 yrs. old                                      of SEI since 2001. Vice President
                                                 of SIMC and the Administrator
                                                 since 1999. Assistant Secretary
                                                 of SIMC, the Administrator and
                                                 the Distributor and Vice
                                                 President of the Distributor,
                                                 1999-2003.
-----------------------------------------------------------------------------------------------------------------------------------
Sofia A. Rosala          Vice       since 2004   Vice President and Assistant           N/A                      N/A
One Freedom            President                 Secretary of SIMC and the
Valley Drive              and                    Administrator since 2005.
Oaks, PA 19456         Assistant                 Compliance Officer of SEI,
32 yrs. old            Secretary                 September 2001-2004. Account and
                                                 Product Consultant, SEI Private
                                                 Trust Company, 1998-2001.
-----------------------------------------------------------------------------------------------------------------------------------
James Ndiaye             Vice       since 2005   Vice President and Assistant           N/A                      N/A
One Freedom            President                 Secretary of SIMC since 2005.
Valley Drive              and                    Vice President, Deutsche Asset
Oaks, PA 19456         Assistant                 Management (2003-2004).
38 yrs. old            Secretary                 Associate, Morgan, Lewis &
                                                 Bockius LLP (2000-2003).
                                                 Assistant Vice President, ING
                                                 Variable Annuities Group
                                                 (1999-2000).
-----------------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
64    SEI Institutional International Trust / Annual Report / September 30, 2006

-----------------------------------------------------------------------------------------------------------------------------------
                                     TERM OF                                         NUMBER OF
                                      OFFICE                                         PORTFOLIOS
                                       AND                  PRINCIPAL                 IN FUND
        NAME          POSITION(S)   LENGTH OF             OCCUPATION(S)               COMPLEX             OTHER DIRECTORSHIPS
      ADDRESS,         HELD WITH       TIME                DURING PAST                OVERSEEN                  HELD BY
      AND AGE           TRUSTS       SERVED 1               FIVE YEARS              BY TRUSTEE 2                TRUSTEE
-----------------------------------------------------------------------------------------------------------------------------------
OFFICERS (CONTINUED)
--------------------
Michael T. Pang          Vice       since 2005   Vice President and Assistant           N/A                      N/A
One Freedom            President                 Secretary of SIMC since 2005.
Valley Drive              and                    Counsel, Caledonian Bank &
Oaks, PA 19456         Assistant                 Trust's Mutual Funds Group
34 yrs. old            Secretary                 (2004). Counsel, Permal Asset
                                                 Management (2001-2004).
                                                 Associate, Schulte, Roth &
                                                 Zabel's Investment Management
                                                 Group (2000-2001). Staff
                                                 Attorney, U.S. SEC's Division of
                                                 Enforcement, Northeast Regional
                                                 Office (1997-2000).
-----------------------------------------------------------------------------------------------------------------------------------
John J. McCue            Vice       since 2004   Director of Portfolio                  N/A                      N/A
One Freedom            President                 Implementations for SIMC since
Valley Drive                                     1995. Managing Director of Money
Oaks, PA 19456                                   Market Investments for SIMC since
43 yrs. old                                      2003.
-----------------------------------------------------------------------------------------------------------------------------------
Nicole Welch          Anti-Money    since 2005   Assistant Vice President and           N/A                      N/A
One Freedom           Laundering                 Anti-Money Laundering Compliance
Valley Drive          Compliance                 Coordinator of SEI since 2005.
Oaks, PA 19456          Officer                  Compliance Analyst, TD Waterhouse
29 yrs. old                                      (2004). Senior Compliance
                                                 Analyst, UBS Financial Services
                                                 (2002-2004). Knowledge Management
                                                 Analyst, PriceWaterhouseCoopers
                                                 Consulting (2000-2002).
-----------------------------------------------------------------------------------------------------------------------------------

1 Each trustee shall hold office during the lifetime of this Trust until the election and qualification of his or her successor, or until he or she sooner dies, resigns or is removed in accordance with the Trust's Declaration of Trust.
2 The Fund Complex includes the following Trusts: SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Index Funds, SEI Institutional Investments Trust, SEI Institutional International Trust, SEI Institutional Managed Trust, SEI Liquid Asset Trust and SEI Tax Exempt Trust.


--------------------------------------------------------------------------------
SEI Institutional International Trust / Annual Report / September 30, 2006    65

Disclosure of Fund Expenses (Unaudited)

All mutual funds have operating expenses. As a shareholder of a fund, your investment is affected by these ongoing costs, which include (among others) costs for portfolio management, administrative services, and shareholder reports like this one. It is important for you to understand the impact of these costs on your investment returns.

Operating expenses such as these are deducted from the fund's gross income and directly reduce your final investment return. These expenses are expressed as a percentage of the fund's average net assets; this percentage is known as the fund's expense ratio.

The following examples use the expense ratio and are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The table on this page illustrates your fund's costs in two ways:

ACTUAL FUND RETURN. This section helps you to estimate the actual expenses after fee waivers that your Fund incurred over the period. The "Expenses Paid During Period" column shows the actual dollar expense cost incurred by a $1,000 investment in the Fund, and the "Ending Account Value" number is derived from deducting that expense cost from the Fund's gross investment return.

You can use this information, together with the actual amount you invested in the Fund, to estimate the expenses you paid over that period. Simply divide your actual account value by $1,000 to arrive at a ratio (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply that ratio by the number shown for your Fund under "Expenses Paid During Period."

HYPOTHETICAL 5% RETURN. This section helps you compare your Fund's costs with those of other mutual funds. It assumes that the fund had an annual 5% return before expenses during the year, but that the expense ratio (Column 3) for the period is unchanged. This example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to make this 5% calculation. You can assess your Fund's comparative cost by comparing the hypothetical result for your Fund in the "Expense Paid During Period" column with those that appear in the same charts in the shareholder reports for other funds.

NOTE: Because the return is set at 5% for comparison purposes -- NOT your Fund's actual return -- the account values shown may not apply to your specific investment.

                           BEGINNING     ENDING                        EXPENSES
                            ACCOUNT      ACCOUNT       ANNUALIZED        PAID
                             VALUE        VALUE         EXPENSE         DURING
                            4/1/06       9/30/06         RATIOS        PERIOD*
--------------------------------------------------------------------------------
INTERNATIONAL EQUITY FUND
--------------------------------------------------------------------------------
ACTUAL FUND RETURN
Class A                    $1,000.00    $1,041.50        1.40%         $   7.16
Class I                    $1,000.00    $1,039.20        1.65%         $   8.43

HYPOTHETICAL 5% RETURN
Class A                    $1,000.00    $1,018.05        1.40%         $   7.08
Class I                    $1,000.00    $1,016.80        1.65%         $   8.34
--------------------------------------------------------------------------------
EMERGING MARKETS EQUITY FUND
--------------------------------------------------------------------------------
ACTUAL FUND RETURN
Class A                    $1,000.00    $  984.10        1.95%         $   9.70

HYPOTHETICAL 5% RETURN
Class A                    $1,000.00    $1,015.29        1.95%         $   9.85
--------------------------------------------------------------------------------

                           BEGINNING     ENDING                        EXPENSES
                            ACCOUNT      ACCOUNT       ANNUALIZED        PAID
                             VALUE        VALUE         EXPENSE         DURING
                            4/1/06       9/30/06         RATIOS        PERIOD*
--------------------------------------------------------------------------------
INTERNATIONAL FIXED INCOME FUND
--------------------------------------------------------------------------------
ACTUAL FUND RETURN
Class A                    $1,000.00    $1,024.50        1.00%         $   5.08

HYPOTHETICAL 5% RETURN
Class A                    $1,000.00    $1,020.05        1.00%         $   5.06
--------------------------------------------------------------------------------
EMERGING MARKETS DEBT FUND
--------------------------------------------------------------------------------
ACTUAL FUND RETURN
Class A                    $1,000.00    $1,038.00        1.35%         $   6.90

HYPOTHETICAL 5% RETURN
Class A                    $1,000.00    $1,018.30        1.35%         $   6.83
--------------------------------------------------------------------------------

* EXPENSES ARE EQUAL TO THE FUND'S ANNUALIZED EXPENSE RATIO MULTIPLIED BY THE AVERAGE ACCOUNT VALUE OVER THE PERIOD, MULTIPLIED BY 183/365 (TO REFLECT THE ONE-HALF YEAR PERIOD SHOWN).


--------------------------------------------------------------------------------
66    SEI Institutional International Trust / Annual Report / September 30, 2006

Board of Trustees Considerations in Approving the Funds' Investment Advisory and Sub-Advisory
Agreements (Unaudited)

The SEI Institutional International Trust ("the Trust") and SEI Investments Management Corporation ("SIMC") have entered into an investment advisory agreement (the "Advisory Agreement"). Pursuant to the Advisory Agreement, SIMC oversees the investment advisory services provided to each series of the Trust (each, a "Fund" and, collectively, the "Funds") and may manage the cash portion of the Funds' assets. Pursuant to separate sub-advisory agreements (the "Sub-Advisory Agreements" and, together with the Advisory Agreement, the "Investment Advisory Agreements") with SIMC, and under the supervision of SIMC and the Trust's Board of Trustees (the "Board"), the Sub-Advisers are responsible for the day-to-day investment management of all or a discrete portion of the assets of the Funds. The Sub-Advisers also are responsible for managing their employees who provide services to these Funds. The Sub-Advisers are selected based primarily upon the research and recommendations of SIMC, which evaluates quantitatively and qualitatively each Sub-Adviser's skills and investment results in managing assets for specific asset classes, investment styles and strategies.

The Investment Company Act of 1940, as amended (the "1940 Act") requires that the initial approval of, as well as the continuation of, each Fund's Investment Advisory Agreements must be specifically approved: (i) by the vote of the Board of Trustees or by a vote of the shareholders of the Fund; and (ii) by the vote of a majority of the Trustees who are not parties to the Investment Advisory Agreements or "interested persons" of any party (the "Independent Trustees"), cast in person at a meeting called for the purpose of voting on such approval. In connection with their consideration of such approvals, the Fund's Trustees must request and evaluate, and SIMC and the Sub-Advisers are required to furnish, such information as may be reasonably necessary to evaluate the terms of the Investment Advisory Agreements. In addition, the Securities and Exchange Commission ("SEC") takes the position that, as part of their fiduciary duties with respect to a mutual fund's fees, mutual fund boards are required to evaluate the material factors applicable to a decision to approve an Investment Advisory Agreement.

Consistent with these responsibilities, the Trust's Board of Trustees calls and holds meetings each year that are dedicated to considering whether to renew the Investment Advisory Agreements between the Trust and SIMC and SIMC and each of the Sub-Advisers with respect to the Funds of the Trust. In preparation for these meetings, the Board requests and reviews a wide variety of materials provided by SIMC and the Sub-Advisers, including information about SIMC's and the Sub-Advisers' affiliates, personnel and operations. The Board also receives extensive data provided by third parties. This information is in addition to the detailed information about the Funds that the Board reviews during the course of each year, including information that relates to Fund operations and Fund performance. The Trustees also receive a memorandum from Fund counsel and independent counsel to the Independent Trustees regarding the responsibilities of Trustees in connection with their consideration of whether to approve the Trust's Investment Advisory Agreements. Finally, the Independent Trustees receive advice from independent counsel to the Independent Trustees, meet in executive session outside the presence of Fund management and participate in question and answer sessions with representatives of SIMC and the Sub-Advisers.

Specifically, the Board requested and received written materials from SIMC and each Sub-Adviser regarding: (a) the quality of SIMC's and the Sub-Adviser's investment management and other services; (b) SIMC's and the Sub-Adviser's investment management personnel; (c) SIMC's and the Sub-Adviser's operations and financial condition; (d) SIMC's and the Sub-Adviser's brokerage practices (including any soft dollar arrangements) and investment strategies; (e) the level of the advisory fees that SIMC and each Sub-Adviser charges a Fund compared with the fees each charges to comparable mutual funds; (f) a Fund's overall


--------------------------------------------------------------------------------
SEI Institutional International Trust / Annual Report / September 30, 2006    67
fees and operating expenses compared with similar mutual funds; (g) the level of SIMC's and each Sub-Adviser's profitability from its Fund-related operations;
(h) SIMC's and the Sub-Adviser's compliance systems; (i) SIMC's and the Sub-Adviser's policies on and compliance procedures for personal securities transactions; (j) SIMC's and the Sub-Adviser's reputation, expertise and resources in domestic and/or international financial markets; and (k) each Fund's performance compared with similar mutual funds.

At the December 8, 2005, March 8, 2006, March 9, 2006, June 22, 2006 and September 20, 2006 meetings of the Board of Trustees, the Trustees, including a majority of the Independent Trustees, approved the Investment Advisory Agreements and approved the selection of SIMC and the Sub-Advisers to act in their respective capacities for the Funds. The Board's approval was based on its consideration and evaluation of a variety of specific factors discussed at the meetings and at prior meetings, including:

      o the nature, extent and quality of the services provided to the Funds under the Investment Advisory Agreements, including the resources of SIMC and the Sub-Advisers and their affiliates dedicated to the Funds;

      o each Fund's investment performance and how it compared to that of other comparable mutual funds;

      o each Fund's expenses under each Investment Advisory Agreement and how those expenses compared to those of other comparable mutual funds;

      o the profitability of SIMC and the Sub-Advisers and their affiliates with respect to each Fund, including both direct and indirect benefits accruing to SIMC and the Sub-Advisers and their affiliates; and

      o the extent to which economies of scale would be realized as the Funds grow and whether fee levels in the Investment Advisory Agreements reflect those economies of scale for the benefit of Fund investors.

NATURE, EXTENT AND QUALITY OF SERVICES. The Board of Trustees considered the nature, extent and quality of the services provided by SIMC and the Sub-Advisers to the Funds and the resources of SIMC and the Sub-Advisers and their affiliates dedicated to the Funds. In this regard, the Trustees evaluated, among other things, SIMC's and the Sub-Advisers' personnel, experience, track record and compliance program. Following evaluation, the Board concluded that, within the context of its full deliberations, the nature, extent and quality of services provided by SIMC and the Sub-Advisers to the Funds and the resources of SIMC and the Sub-Advisers and their affiliates dedicated to the Funds supported renewal of the Investment Advisory Agreements.

FUND PERFORMANCE. The Board of Trustees considered Fund performance in determining whether to renew the Investment Advisory Agreements. Specifically, the Trustees considered each Fund's performance relative to its peer group and appropriate indices/benchmarks, in light of total return, yield and market trends. As part of this review, the Trustees considered the composition of the peer group and selection criteria. In evaluating performance, the Trustees considered both market risk and shareholder risk expectations for a given Fund. Following evaluation, the Board concluded that, within the context of its full deliberations, the performance of the Funds supported renewal of the Investment Advisory Agreements.

FUND EXPENSES. With respect to the Funds' expenses under the Investment Advisory Agreements, the Trustees considered the rate of compensation called for by the Investment Advisory Agreements and each Fund's net operating expense ratio in comparison to those of other comparable mutual funds. The Trustees also considered information about average expense ratios of comparable mutual funds in each Fund's respective peer group. Finally, the Trustees considered the effects of SIMC's voluntary waiver of management and other fees and the Sub-Advisers' fees to prevent total Fund expenses from exceeding a specified cap and that SIMC and the Sub-Advisers, through waivers, have maintained the Funds' net operating expenses at competitive levels for their respective distribution channels. Following evaluation, the Board concluded that, within the context of its full deliberations, the expenses of the Funds are reasonable and supported renewal of the Investment Advisory Agreements.


--------------------------------------------------------------------------------
68    SEI Institutional International Trust / Annual Report / September 30, 2006

PROFITABILITY. With regard to profitability, the Trustees considered all compensation flowing to SIMC and the Sub-Advisers and their affiliates, directly or indirectly. The Trustees considered whether the varied levels of compensation and profitability under the Investment Advisory Agreements and other service agreements were reasonable and justified in light of the quality of all services rendered to the Funds by SIMC and the Sub-Advisers and their affiliates. Based on this evaluation, the Board concluded that, within the context of its full deliberations, the profitability of SIMC and the Sub-Advisers is reasonable and supported renewal of the Investment Advisory Agreements.

ECONOMIES OF SCALE. The Trustees considered the existence of any economies of scale and whether those were passed along to a Fund's shareholders through a graduated investment advisory fee schedule or other means, including any fee waivers by SIMC and its affiliates. Based on this evaluation, the Board concluded that, within the context of its full deliberations, the Funds obtain reasonable benefit from economies of scale.

Based on the Trustees' deliberation and their evaluation of the information described above, the Board, including all of the Independent Trustees, unanimously approved the continuation of the Investment Advisory Agreements and concluded that the compensation under the Investment Advisory Agreements is fair and reasonable in light of such services and expenses and such other matters as the Trustees considered to be relevant in the exercise of their reasonable judgment. In the course of their deliberations, the Trustees did not identify any particular information that was all-important or controlling.


--------------------------------------------------------------------------------
SEI Institutional International Trust / Annual Report / September 30, 2006    69

Notice to Shareholders (Unaudited)

For shareholders that do not have a September 30, 2006 taxable year end, this notice is for informational purposes only. For shareholders with a September 30, 2006 taxable year end, please consult your tax advisor as to the pertinence of this notice.

For the fiscal year ended September 30, 2006 the Funds of the SEI Institutional International Trust are designating the following items with regard to distributions paid during the year:

                                                                                      (E)
                                                                                   QUALIFYING
                                 (A)             (B)                                DIVIDEND                                 (H)
                              LONG-TERM       ORDINARY                   (D)         INCOME        (F)           (G)      QUALIFIED
                            CAPITAL GAINS      INCOME                 DIVIDENDS     (15% TAX       U.S.       QUALIFIED   SHORT-TERM
                            DISTRIBUTIONS   DISTRIBUTIONS    (C)      RECEIVED      RATE FOR    GOVERNMENT     INTEREST    CAPITAL
FUND                         (TAX BASIS)     (TAX BASIS)    TOTAL   DEDUCTION (1)   QDI) (2)   INTEREST (3)   INCOME (4)   GAIN (5)
------------------------------------------------------------------------------------------------------------------------------------
International Equity             6.23%         93.77%      100.00%      0.00%        46.01%       1.64%         1.35%        0.00%
Emerging Markets Equity         84.01%         15.99%      100.00%      0.17%        47.67%       0.00%         0.18%       34.32%
International Fixed Income      24.84%         75.16%      100.00%      0.00%         0.00%       3.89%         0.00%        0.87%
Emerging Markets Debt           33.20%         66.80%      100.00%      0.00%         0.00%       0.00%         0.00%        1.60%

The Funds intend to pass through foreign tax credit to shareholders. For the fiscal year ended September 30, 2006, the amount of foreign source income and foreign tax credit are as follows:

----------------------------------------------------------------------
                                                          Foreign Tax
                                     Foreign Source       Credit Pass
Fund                                         Income           Through
----------------------------------------------------------------------
International Equity                    $90,204,357        $1,889,547
Emerging Markets Equity                  35,830,653         3,078,194

(1) "Dividends Received Deduction" represent dividends which qualify for the corporate dividends received deduction.

(2) "Qualifying Dividend Income" represent qualifying dividends as created by the Jobs and Growth Tax Relief Reconciliation Act of 2003. It is the intention of the Fund to designate the max amount permitted by law.

(3) "U.S. Government Interest" represent the amount of interest that was derived from direct U.S. Government obligations and distributed during the fiscal year. Generally, interest from direct U.S. Government obligations is exempt from state income tax. However, for shareholders who are residents of California, Connecticut or New York, the statutory threshold requirements were not satisfied to permit exemption of these amounts from state income.

(4) "Qualified Interest Income" represent qualifying interest that is exempt from U.S. withholding tax when paid to foreign investors as created by the American Jobs Creation Act of 2004.

(5) "Qualified Short-Term Capital Gain" represent qualifying short-term capital gain that is exempt from U.S. withholding tax when paid to foreign investors as created by the American Jobs Creation Act of 2004.

Items (A), (B) and (C) are based on the percentage of each fund's total distribution.

Items (D) and (E) are based on the percentage of "Ordinary Income
Distributions."

Item (F) is based on the percentage of gross income of each Fund.

Item (G) is based on the percentage of net investment income distributions.

Item (H) is based on the percentage of ordinary income distributions.

Please consult your tax adviser for proper treatment of this information. This notification should be kept with your permanent tax records.


--------------------------------------------------------------------------------
70    SEI Institutional International Trust / Annual Report / September 30, 2006

Notes

Notes

Notes

Notes

Notes

Notes

SEI INSTITUTIONAL INTERNATIONAL TRUST ANNUAL REPORT SEPTEMBER 30, 2006

Robert A. Nesher, CHAIRMAN

TRUSTEES

William M. Doran

F. Wendell Gooch

James M. Storey

George J. Sullivan, Jr.

Rosemarie B. Greco

Nina Lesavoy

James M. Williams

OFFICERS

Robert A. Nesher
PRESIDENT AND CHIEF EXECUTIVE OFFICER

Stephen F. Panner
CONTROLLER AND CHIEF FINANCIAL OFFICER

Russell Emery
CHIEF COMPLIANCE OFFICER

Timothy D. Barto
VICE PRESIDENT, SECRETARY

Sofia A. Rosala
VICE PRESIDENT, ASSISTANT SECRETARY

James Ndiaye
VICE PRESIDENT, ASSISTANT SECRETARY

Michael T. Pang
VICE PRESIDENT, ASSISTANT SECRETARY

John J. McCue
VICE PRESIDENT

Nicole Welch
ANTI-MONEY LAUNDERING COMPLIANCE OFFICER

INVESTMENT ADVISER

SEI Investments Management Corporation

ADMINISTRATOR

SEI Investments Global Funds Services

DISTRIBUTOR

SEI Investments Distribution Co.

LEGAL COUNSEL

Morgan, Lewis & Bockius LLP

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

KMPG LLP

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Trust and must be preceded or accompanied by a current prospectus. Shares of the SEI Funds are not deposits or obligations of, or guaranteed or endorsed by, any bank. The shares are not federally insured by the Federal Deposit Insurance Corporation (FDIC), the Federal Reserve Board, or any other government agency. Investment in the shares involves risk, including the possible loss of principal.

FOR MORE INFORMATION CALL
1 800 DIAL SEI
(1 800 342 5734)

SEI New ways.
    New answers.(R)
SEI Investments Distribution Co.
Oaks, PA 19456   1.800.DIAL.SEI (1.800.342.5734)


SEI-F-018(9/06)

ITEM 2.    CODE OF ETHICS.

The registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, comptroller or principal accounting officer.

ITEM 3.    AUDIT COMMITTEE FINANCIAL EXPERT.

(a)(1) The registrant's board of trustees has determined that the registrant has at least one audit committee financial expert serving on the audit committee.

(a)(2) The audit committee financial expert is George J. Sullivan, Jr. Mr. Sullivan is an independent as defined in Form N-CSR Item 3(a)(2).

ITEM 4.    PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Fees billed by KPMG LLP (KPMG) and PricewaterhouseCoopers, LLP (PwC) Related to the Trust

KPMG and PwC billed the Trust aggregate fees for services rendered to the Trust for the last two fiscal years as follows:

------------------ ----------------------------------------------------- -----------------------------------------------------
                                          2006 +                                                2005 ++
------------------ ----------------------------------------------------- -----------------------------------------------------
                   All fees and      All fees and      All other fees    All fees and      All fees and      All other fees
                   services to the   services to       and services to   services to the   services to       and services to
                   Trust that were   service           service           Trust that were   service           service
                   pre-approved      affiliates that   affiliates that   pre-approved      affiliates that   affiliates that
                                     were pre-         did not require                     were pre-         did not require
                                     approved          pre-approval                        approved          pre-approval
------- ---------- ----------------- ----------------- ----------------- ----------------- ----------------- -----------------
(a)     Audit          $118,700            N/A               N/A             $115,710            N/A                $0
        Fees (1)

------- ---------- ----------------- ----------------- ----------------- ----------------- ----------------- -----------------
(b)     Audit-
        Related          $ 0               $ 0               N/A                $0            $34,645(2)            $0
        Fees
------- ---------- ----------------- ----------------- ----------------- ----------------- ----------------- -----------------
(c)     Tax              N/A               N/A               N/A                $0                $0                $0
        Fees

------- ---------- ----------------- ----------------- ----------------- ----------------- ----------------- -----------------
(d)     All              $ 0             $216,500          $60,630              $0                $0                $0
        Other
        Fees
------- ---------- ----------------- ----------------- ----------------- ----------------- ----------------- -----------------




Notes:
     +   KPMG

     ++  PwC

     (1) Audit fees include amounts related to the audit of the registrant's annual financial statements and services normally provided by KPMG and PwC in connection with statutory and regulatory filings.
     (2) Includes fees for 404 Readiness Assistance for SEI.

(e)(1) All requests or applications for services to be provided by the independent auditor shall be submitted to the Chief Financial Officer ("CFO") of the Funds and must include a detailed description of the services proposed to be rendered. The Fund's CFO will determine whether such services (1) require specific pre-approval, (2) are included within the list of services that have received the general pre-approval of the Audit Committee or (3) have been previously pre-approved in connection with the independent auditor's annual engagement letter for the applicable year or otherwise.

Requests or applications to provide services that require specific pre-approval by the Audit Committee will be submitted to the Audit Committee by the CFO. The Audit Committee will be informed by the CFO on a quarterly basis of all services rendered by the independent auditor. The Audit Committee has delegated specific pre-approval authority to either the Audit Committee Chair or financial expert, provided that the estimated fee for any such proposed pre-approved service does not exceed $100,000 and any pre-approval decisions are reported to the Audit Committee at its next regularly scheduled meeting.

All services to be provided by the independent auditor shall be provided pursuant to a signed written engagement letter with the Funds, the investment advisor or applicable control affiliate (except that matters as to which an engagement letter would be impractical because of timing issues or because the matter is small may not be the subject of an engagement letter) that sets forth both the services to be provided by the independent auditor and the total fees to be paid to the independent auditor for those services.

In addition, the Audit Committee has determined to take additional measures on an annual basis to meet its responsibility to oversee the work of the independent auditor and to assure the auditor's independence from the Funds, such as reviewing a formal written statement from the independent auditor delineating all relationships between the independent auditor and the Funds, and discussing with the independent auditor its methods and procedures for ensuring independence.

(e)(2) Percentage of fees billed applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

                ---------------------------- ----------------- ----------------
                                                  2006 +           2005 ++
                ---------------------------- ----------------- ----------------
                Audit-Related Fees                  0%               0%

                ---------------------------- ----------------- ----------------
                Tax Fees                            0%               0%

                ---------------------------- ----------------- ----------------
                All Other Fees                      0%               0%

                ---------------------------- ----------------- ----------------

     +   KPMG
     ++  PwC

(f)      Not Applicable.

(g)(1) The aggregate non-audit fees and services billed by KPMG for the fiscal year 2006 were $277,130. Non-audit fees consist of SAS No. 70 review of fund accounting and administration operations, attestation report in accordance with Rule 17 Ad-13, agreed upon procedures report over certain internal controls related to compliance with federal securities laws and regulations and tax consulting services for various service affiliates of the registrant.

(g)(2) The aggregate non-audit fees and services billed by PwC for the 2005 fiscal year was $0.

(h) During the past fiscal year, Registrant's principal accountant provided certain non-audit services to Registrant's investment adviser or to entities controlling, controlled by, or under common control with Registrant's investment adviser that provide ongoing services to Registrant that were not subject to pre-approval pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X. The audit committee of Registrant's Board of Trustees reviewed and considered these non-audit services provided by Registrant's principal accountant to Registrant's affiliates, including whether the provision of these non-audit services is compatible with maintaining the principal accountant's independence.

ITEM 5.  AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to open-end investment management companies.

ITEM 6.  SCHEDULE OF INVESTMENTS

Included in Item 1.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to open-end investment management companies.

ITEM 8.  PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to open-end management investment companies.

ITEM 10.  SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

The Trust has a standing Nominating Committee (the "Committee") currently consisting of the Independent Trustees. The Committee is responsible for evaluating and recommending nominees for election to the Trust's Board of Trustees (the "Board"). Pursuant to the Committee's Charter, adopted on June 18, 2004, the Committee will review all shareholder recommendations for nominations to fill vacancies on the Board if such recommendations are submitted in writing and addressed to the Committee at the Trust's office.

ITEM 11.   CONTROLS AND PROCEDURES.

(a) The certifying officers, whose certifications are included herewith, have evaluated the registrant's disclosure controls and procedures within 90 days of the filing date of this report. In their opinion, based on their evaluation, except as noted below, the registrant's disclosure controls and procedures are adequately designed, and are operating effectively to ensure, that information required to be disclosed by the registrant in the reports it files or submits under the Securities Exchange Act of 1934 is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms. The registrant's fund accountant identified a weakness in its internal controls relating to the application of fair value pricing for certain international equity securities held by international equity funds that used an automated fair valuation process. This weakness has since been corrected.

(b) Except for the corrections noted above, there were no significant changes in the registrant's internal control over financial reporting that occurred during the registrant's last fiscal half-year that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEMS 12.  EXHIBITS.

(a)(1) Code of Ethics attached hereto.

(a)(2) A separate certification for the principal executive officer and the principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended (17 CFR 270.30a-2(a)), are filed herewith.

(b) Officer certifications as required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended (17 CFR 270.30a-2(b)) also accompany this filing as an Exhibit.

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                                   SIGNATURES

Pursuant to the requirements of the securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)                               SEI Institutional International Trust


By (Signature and Title)*                  /s/ Robert A. Nesher
                                           ---------------------
                                           Robert A. Nesher
                                           President & CEO



Date:  December 7, 2006


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By (Signature and Title)*                  /s/ Robert A. Nesher
                                           ---------------------
                                           Robert A. Nesher
                                           President & CEO
Date:  December 7, 2006


By (Signature and Title)*                  /s/ Stephen F. Panner
                                           ---------------------
                                           Stephen F. Panner,
                                           Controller & CFO

Date:  December 7, 2006

* Print the name and title of each signing officer under his or her signature.